Exhibit C

POR LA CUAL SE DECRETA EL PRESUPUESTO DE RENTAS Y RECURSOS DE CAPITAL Y LEY DE APROPIACIONES PARA LA VIGENCIA FISCAL DEL 10. DE ENERO AL 31 DE DICIEMBRE DE 2024 El CONGRESO DE COLOMBIA DE C RE T A: PRIMERA PARTE CAPíTULO I PRESUPUESTO DE RENTAS Y RECURSOS DE CAPITAL ARTíCULO 10. PRESUPUESTO DE RENTAS Y RECURSOS DE CAPITAL. Fíjense los cómputos del presupuesto de rentas y recursos de capital del Tesoro de la Nación para la vigencia fiscal del 10. de enero al 31 de diciembre de 2024, en la suma de QUINIENTOS DOS BILLONES QUINIENTOS NOVENTA Y SEIS MIL OCHOCIENTOS TREINTA Y TRES MILLONES DOSCIENTOS VEINTICUATRO MIL CIENTO OCHENTA Y NUEVE PESOS MONEDA LEGAL ($502.596.833.224.189), según el detalle que se encuentra a continuación: RENTAS DEL PRESUPUESTO GENERAL DE LA NACiÓN CONCEPTO TOTAL 1- INGRESOS DEL PRESUPUESTO NACIONAL 476.534.259.645.148 1. INGRESOS CORRIENTES DE LA NACiÓN 317.400.206.000.000 2. RECURSOS DE CAPITAL DE LA NACiÓN 140.819.678.957.957 5. CONTRIBUCIONES PARAFISCALES DE LA NACiÓN 3.107.045.087.874 6. FONDOS ESPECIALES DE LA NACiÓN 15.207.329.599.317 II-INGRESOS DE LOS ESTABLECIMIENTOS PÚBLICOS 26.062.573.579.041 0209 AGENCIA PRESIDENCIAL DE COOPERACiÓN INTERNACIONAL DE COLOMBIA, APC—COLOMBIA 31012. RECURSOS DE CAPITAL 101.003.560.000 0213 AGENCIA NACIONAL INMOBILIARIA VIRGILlO BARCO VARGAS 31012. RECURSOS DE CAPITAL 2.212.713.347 0324 SUPERINTENDENCIA DE SERVICIOS PÚBLICOS DOMICILIARIOS 31011. INGRESOS CORRIENTES 248.059.000.000 31012. RECURSOS DE CAPITAL 49.322.662.781 0402 FONDO ROTATORIO DEL DANE 31011. INGRESOS CORRIENTES 25.400.000.000 31012. RECURSOS DE CAPITAL 661.000.000 0403 INSTITUTO GEOGRÁFICO AGUSTIN CODAZZI -IGAC 31011. INGRESOS CORRIENTES 19.889.503.617 0503 ESCUELA SUPERIOR DE ADMINISTRACiÓN PÚBLICA (ESAP) 31011. INGRESOS CORRIENTES 18.318.000.000 31012. RECURSOS DE CAPITAL 120.209.318.675

RENTAS DEL PRESUPUESTO GENERAL DE LA NACiÓN CONCEPTO TOTAL 3301 . CONTRIBUCIONES PARAFISCALES DE LOS ESTABLECIMIENTOS 252.785.470.617 PÚBLICOS 1102 FONDO ROTATORIO DEL MINISTERIO DE RELACIONES EXTERIORES 31011 . INGRESOS CORRIENTES 326.858.000.000 31012. RECURSOS DE CAPITAL 63.474.861.645 1104 UNIDAD ADMINISTRATIVA ESPECIAL MIGRACiÓN COLOMBIA 31011 . INGRESOS CORRIENTES 28.347.000.000 31012. RECURSOS DE CAPITAL 1.940.510.130 1204 SUPERINTENDENCIA DE NOTARIADO YREGISTRO 31011 . INGRESOS CORRIENTES 702.119.644.636 31012. RECURSOS DE CAPITAL 39.365.000.000 32. FONDOS ESPECIALES ESTABLECIMIENTOS PÚBLICOS 82.638.000.000 1208 INSTITUTO NACIONAL PENITENCIARIO YCARCELARIO· INPEC 31011 . INGRESOS CORRIENTES 69.020.000 32. FONDOS ESPECIALES ESTABLECIMIENTOS PÚBLICOS 105.320.487.000 1309 SUPERINTENDENCIA DE LA ECONOMIA SOLIDARIA 31011 . INGRESOS CORRIENTES 31 .643.748.857 31012. RECURSOS DE CAPITAL 17.283.705.038 1310 UNIDAD ADMINISTRATIVA ESPECIAL DIRECCiÓN DE IMPUESTOS YADUANAS NACIONALES 31011. INGRESOS CORRIENTES 6.847.000.000 31012. RECURSOS DE CAPITAL 4.067.000.000 1313 SUPERINTENDENCIA FINANCIERA DE COLOMBIA 31011. INGRESOS CORRIENTES 433.367.000.000 1503 CAJA DE RETIRO DE LAS FUERZAS MILITARES 31011 . INGRESOS CORRIENTES 371.876.000.000 31012. RECURSOS DE CAPITAL 50.602.000.000 1507 INSTITUTO CASAS FISCALES DEL EJÉRCITO 31011. INGRESOS CORRIENTES 48.793.409.871 31012. RECURSOS DE CAPITAL 11.532.590.123 1508 DEFENSA CIVIL COLOMBIANA, GUILLERMO LEÓN VALENCIA 31011. INGRESOS CORRIENTES 3.000.000.000 1510 CLUB MILITAR DE OFICIALES 31011 . INGRESOS CORRIENTES 52.184.000.000 31012. RECURSOS DE CAPITAL 10.840.000.000 1511 CAJA DE SUELDOS DE RETIRO DE LA POLICIA NACIONAL 31011. INGRESOS CORRIENTES 457.479.000.000 31012. RECURSOS DE CAPITAL 12.137.000.000 1512 FONDO ROTATORIO DE LA POLlCJA 31011 . INGRESOS CORRIENTES 246.046.000.000 31012. RECURSOS DE CAPITAL 112.688.000.000 1516 SUPERINTENDENCiA DE VIGILANCIA YSEGURIDAD PRIVADA 31011 . INGRESOS CORRIENTES 35.250.000.000 1519 HOSPITAL MILITAR 31011. INGRESOS CORRIENTES 459.384.000.000 31012. RECURSOS DE CAPITAL 8.079.000.000 1520 AGENCIA LOGISTICA DE LAS FUERZAS MILITARES 31011 . INGRESOS CORRIENTES 353.705.880.000 31012. RECURSOS DE CAPITAL 20.880.000.000 1702 INSTITUTO COLOMBIANO AGROPECUARIO (ICA) 31011 . INGRESOS CORRIENTES 82.494.823.412 31012. RECURSOS DE CAPITAL 20.808.165.224 1715 AUTORIDAD NACIONAL DE ACUICULTURA y PESCA· AUNAP 31011. INGRESOS CORRIENTES 4.900.931.508 31012. RECURSOS DE CAPITAL 2.909.127.81 3

RENTAS DEL PRESUPUESTO GENERAL DE LA NACiÓN CONCEPTO TOTAL 1717 AGENCIA NACIONAL DE TIERRAS—ANT 31011. INGRESOS CORRIENTES 3.200 .000.000 31012. RECURSOS DE CAPITAL 2.219 .237.398 1718 AGENCIA DE DESARROLLO RURAL—ADR 31011. INGRESOS CORRIENTES 1.020.400.658 31012. RECURSOS DE CAPITAL 7.393 .024.210 1903 INSTITUTO NACIONAL DE SALUD (INS) 31011. INGRESOS CORRIENTES 6.738.829.000 31012. RECURSOS DE CAPITAL 5.000.000.000 1910 SUPERINTENDENCIA NACIONAL DE SALUD 31011. INGRESOS CORRIENTES 233 .549.735.919 31012. RECURSOS DE CAPITAL 75.346.160.000 1912 INSTITUTO NACIONAL DE VIGILANCIA DE MEDICAMENTOS YALIMENTOS -INVIMA 31011. INGRESOS CORRIENTES 216.665.020.070 31012. RECURSOS DE CAPITAL 41 .000.000.000 1913 FONDO DE PREVISiÓN SOCIAL DEL CONGRESO 31011. INGRESOS CORRIENTES 13.567192.000 31012. RECURSOS DE CAPITAL 51 .219.000.000 1914 FONDO PASIVO SOCIAL DE FERROCARRILES NACIONALES DE COLOMBIA 31011. INGRESOS CORRIENTES 143.486.712.000 31012. RECURSOS DE CAPITAL 21.714.958.000 2103 SERVICIO GEOLÓGICO COLOMBIANO 31011, INGRESOS CORRIENTES 17.239.769.096 31012. RECURSOS DE CAPITAL 8.023.303.938 2109 UNIDAD DE PLANEACIÓN MINERO ENERGÉTICA—UPME 31011. INGRESOS CORRIENTES 59.631 .500.000 31012. RECURSOS DE CAPITAL 586.358.898 2110 INSTITUTO DE PLANIFICACiÓN YPROMOCiÓN DE SOLUCIONES ENERGÉTICAS PARA LAS ZONAS NO INTERCONECTADAS -IPSE 31012. RECURSOS DE CAPITAL 3.814.100.000 2111 AGENCIA NACIONAL DE HIDROCARBUROS—ANH 31011. INGRESOS CORRIENTES 122.036.300.000 31012. RECURSOS DE CAPITAL 4.322.865.242.926 2112 AGENCIA NACIONAL DE MINERIA· ANM 31011. INGRESOS CORRIENTES 29.836.800.000 31012. RECURSOS DE CAPITAL 179.882.300.000 2234 ESCUELA TECNOLÓGICA INSTITUTO TÉCNICO CENTRAL 31011 . INGRESOS CORRIENTES 15.567.182.084 31012 . RECURSOS DE CAPITAL 3.701.492.414 2238 INSTITUTO NACIONAL DE FORMACiÓN TÉCNICA PROFESIONAL DE SAN ANDRÉS YPROVIDENCIA 31011. INGRESOS CORRIENTES 1.307.045.262 31012. RECURSOS DE CAPITAL 234.513.282 2239 INSTITUTO NACIONAL DE FORMACiÓN TÉCNICA PROFESIONAL DE SAN JUAN DEL CESAR 31011. INGRESOS CORRIENTES 3.154.719.772 31012. RECURSOS DE CAPITAL 2.211.900.000 2241 INSTITUTO TOLlMENSE DE FORMACiÓN TÉCNICA PROFESIONAL 31011. INGRESOS CORRIENTES 15.774.295.060 31012 . RECURSOS DE CAPITAL 1.118.690.116 2242 INSTITUTO TÉCNICO NACIONAL DE COMERCIO “SIMÓN RODRIGUEZ” DE CALI 31011. INGRESOS CORRIENTES 4.849.017.000 31012. RECURSOS DE CAPITAL 1.467.604.777 2306 FONDO ÚNICO DE TECNOLOGIAS DE LA INFORMACiÓN YLAS COMUNICACIONES 31011. INGRESOS CORRIENTES 2.446.632.387.000 31012. RECURSOS DE CAPITAL 170.691.780.000

2342 RENTAS DEL PRESUPUESTO GENERAL DE LA NACiÓN CONCEPTO TOTAL 2308 UNIDAD ADMINISTRATIVA ESPECIAL COMISION DE REGULACION DE COMUNICACIONES 31011. INGRESOS CORRIENTES 52.193.340.000 2309 AGENCIA NACIONAL DEL ESPECTRO -ANE 31011. INGRESOS CORRIENTES 47.301 .000.000 2311 COMPUTADORES PARA EDUCAR (CPE) 31011 . INGRESOS CORRIENTES 179.913.992.000 2312 CORPORACiÓN AGENCIA NACIONAL DE GOBIERNO DIGITAL—ANO 31011. INGRESOS CORRIENTES 48 .514.422.000 2402 INSTITUTO NACIONAL DE VIAS 31011. INGRESOS CORRIENTES 1.049.947 .538.553 31012. RECURSOS DE CAPITAL 5.649.587.581 2412 UNIDAD ADMINISTRATIVA ESPECIAL DE LA AERONÁUTICA CIVIL 31011. INGRESOS CORRIENTES 2.085.159.727.328 31012. RECURSOS DE CAPITAL 488.712 .930.000 2413 AGENCIA NACIONAL DE INFRAESTRUCTURA 31011 . INGRESOS CORRIENTES 272.881.000.000 2416 AGENCIA NACIONAL DE SEGURIDAD VIAL 31011 . INGRESOS CORRIENTES 195.043.065.000 2417 SUPERINTENDENCIA DE PUERTOS YTRANSPORTE 31011. INGRESOS CORRIENTES 79.016.779.478 2602 FONDO DE BIENESTAR SOCIAL DE LA CONTRALORIA GENERAL DE LA REPÚBLICA 31011 . INGRESOS CORRIENTES 1.549.000.000 31012. RECURSOS DE CAPITAL 16.201.000.000 2802 FONDO ROTATORIO DE LA REGISTRADURIA 31011. INGRESOS CORRIENTES 154 .584.335.426 31012. RECURSOS DE CAPITAL 49.686.703.807 2803 FONDO SOCIAL DE VIVIENDA DE LA REGISTRADURIA NACIONAL DEL ESTADO CIVIL 31012. RECURSOS DE CAPITAL 15.349 .613.200 2902 INSTITUTO NACIONAL DE MEDICINA LEGAL YCIENCIAS FORENSES 31011. INGRESOS CORRIENTES 4.786.000.000 31012. RECURSOS DE CAPITAL 3,299.760.000 2904 FONDO ESPECIAL PARA LA ADMINISTRACiÓN DE BIENES DE LA FISCALIA GENERAL DE LA NACiÓN 32. FONDOS ESPECIALES ESTABLECIMIENTOS PÚBLICOS 40.427,091.476 3202 INSTITUTO DE HIDROLOG!A, METEOROLOGIA y ESTUDIOS AMBIENTALES -IDEAM 31011. INGRESOS CORRIENTES 5.882 ,000 ,000 31012. RECURSOS DE CAPITAL 1.053,910.847 3204 FONDO NACIONAL AMBIENTAL 31011. INGRESOS CORRIENTES 206,423.429.454 31012, RECURSOS DE CAPITAL 66,928.130.000 3304 ARCHIVO GENERAL DE LA NACiÓN 31011, INGRESOS CORRIENTES 5.000.000,001 31012. RECURSOS DE CAPITAL 1.336.813,883 3305 INSTITUTO COLOMBIANO DE ANTROPOLOGIA EHISTORIA 31011 . INGRESOS CORRIENTES 8,963.509.929 31012, RECURSOS DE CAPITAL 695.928.084 3307 INSTITUTO CARO YCUERVO 31011. INGRESOS CORRIENTES 2.397.685.744 31012. RECURSOS DE CAPITAL 286,165.291 3502 SUPERINTENDENCIA DE SOCIEDADES 31011, INGRESOS CORRIENTES 195,120.954.632 31012. RECURSOS DE CAPITAL 3.388.600.000 3503 SUPERINTENDENCIA DE INDUSTRIA YCOMERCIO 31011 . INGRESOS CORRIENTES 182.998.712.110

RENTAS DEL PRESUPUESTO GENERAL DE LA NACiÓN CONCEPTO TOTAL 31012. RECURSOS DE CAPITAL 110.124.446.000 3504 UNIDAD ADMINISTRATIVA ESPECIAL JUNTA CENTRAL CONTADORES I 31011 . INGRESOS CORRIENTES 8.023.108.000 3101 2. RECURSOS DE CAPITAL 10.748.535.000 3505 INSTITUTO NACIONAL DE METROLOGIA -INM I 31011. INGRESOS CORRIENTES 1.597.379.817 31012. RECURSOS DE CAPITAL 966.695.000 3602 SERVICIO NACIONAL DE APRENDIZAJE (SENA) I 31011 . INGRESOS CORRIENTES 280.804.000.000 31012. RECURSOS DE CAPITAL 105.846.000.000 32. FONDOS ESPECIALES ESTABLECIMIENTOS PÚBLICOS 449.386.000.000 3301. CONTRIBUCIONES PARAFISCALES DE LOS ESTABLECIMIENTOS 1.448.880.554.000 PÚBLICOS 3708 UNIDAD NACIONAL DE PROTECCiÓN—UNP 31011. INGRESOS CORRIENTES 164.697.000.000 3801 COMISiÓN NACIONAL DEL SERVICIO CIVIL 31011 . INGRESOS CORRIENTES 98.575.735.277 31012. RECURSOS DE CAPITAL 34.386.799.230 4104 UNIDAD DE ATENCiÓN Y REPARACiÓN INTEGRAL A LAS vlCTIMAS 32. FONDOS ESPECIALES ESTABLECIMIENTOS PÚBLICOS 64.116.508.800 4602 INSTITUTO COLOMBIANO DE BIENESTAR FAMILIAR (ICBF) 31011 . INGRESOS CORRIENTES 8.170.015.660 31012. RECURSOS DE CAPITAL 617.843.902.212 32. FONDOS ESPECIALES ESTABLECIMIENTOS PÚBLICOS 20.492.784.988 3301 . CONTRIBUCIONES PARAFISCALES DE LOS ESTABLECIMIENTOS 3.885.387.127.263 PÚBLICOS 4603 INSTITUTO NACIONAL PARA SORDOS (INSOR) 31011. INGRESOS CORRIENTES 230.000.000 31012. RECURSOS DE CAPITAL 130.136.174 4604 INSTITUTO NACIONAL PARA CIEGOS (INCI) 31011 . INGRESOS CORRIENTES 500.000.000 31012. RECURSOS DE CAPITAL 1.435.320.616 111- TOTAL INGRESOS 502.596.833.224.189 SEGUNDA PARTE ARTíCULO 20. PRESUPUESTO DE GASTOS O lEY DE APROPIACIONES. Aprópiese para atender los gastos de funcionamiento, inversión y servicio de la deuda pública del Presupuesto General de la Nación durante la vigencia fiscal del 10. de enero al31 de diciembre de 2024 una suma por valor de: QUINIENTOS DOS BILLONES QUINIENTOS NOVENTA Y SEIS MIL OCHOCIENTOS TREINTA Y TRES MILLONES DOSCIENTOS VEINTICUATRO MIL CIENTO OCHENTA Y NUEVE PESOS MONEDA LEGAL ($502.596.833.224.189), según el detalle que se encuentra a continuación: PRESUPUESTO GENERAL DE LA NACiÓN CTA SUBC APORTE RECURSOS CONCEPTO TOTAL PROG SUBP NACIONAL PROPIOS SECCiÓN: 0101 CONGRESO DE LA REPÚBLICA A. PRESUPUESTO DE FUNCIONAMIENTO 938.360.000.000 938.360.000.000

PRESUPUESTO GENERAL DE LA NACiÓN CTA SUBC APORTE RECURSOS CONCEPTO TOTAL PROG SUBP NACIONAL PROPIOS B. PRESUPUESTO DE SERVICIO DE LA DEUDA 1.106.000.000 1.1 06.000.000 PÚBLICA C. PRESUPUESTO DE INVERSiÓN 263.000.000.000 263.000.000.000 MEJORAMIENTO DE LA EFICIENCIA Y 0101 2.000.000.000 2.000.000.000 LA TRANSPARENCIA LEGISLATIVA 1000 INTERSUBSECTORIAL GOBIERNO 2.000.000.000 2.000.000.000 FORTALECIMIENTO DE LA GESTiÓN Y 0199 DIRECCiÓN DEL SECTOR CONGRESO 261.000.000.000 261 .000.000.000 DE LA REPÚBLICA 1000 INTERSUBSECTORIAL GOBIERNO 261.000.000.000 261.000.000.000 TOTAL PRESUPUESTO SECCiÓN 1.202.466.000.000 1.202.466.000.000 SECCiÓN: 0201 PRESIDENCIA DE LA REPÚBLICA A. PRESUPUESTO DE FUNCIONAMIENTO 919.052.000.000 919.052.000.000 C. PRESUPUESTO DE INVERSiÓN 259.365.174.668 259.365.174.668 IMPULSAR EL DESARROLLO INTEGRAL DE LAS POBLACIONES CON ENFOQUE 0204 48.261.615.235 48.261 .615.235 DIFERENCIAL DESDE EL SECTOR PRESIDENCIA 1000 INTERSUBSECTORIAL GOBIERNO 48.261 .615.235 48.261.615.235 MECANISMOS DE TRANSICiÓN HACIA LA PAZ. ANIVEL NACIONAL Y 0210 156.697.924.574 156.697.924.574 TERRITORIAL DESDE EL SECTOR PRESIDENCIA 1000 INTERSUBSECTORIAL GOBIERNO 156.697.924.574 156.697.924.574 FORTALECIMIENTO DE LAS CAPACIDADES DE ARTICULACiÓN ESTRATtGICA, MODERNIZACiÓN, 0214 EFICIENCIA ADMINISTRATIVA, 35.975.650.439 35.975.650.439 TRANSPARENCIA YACCESO ALA INFORMACiÓN DESDE EL SECTOR PRESIDENCIA 1000 INTERSUBSECTORIAL GOBIERNO 35.975.650.439 35.975.650.439 FORTALECIMIENTO DE LA GESTiÓN Y 0299 DIRECCiÓN DEL SECTOR 18.429.984.420 18.429.984.420 PRESIDENCIA 1000 INTERSUBSECTORIAL GOBIERNO 18.429.984.420 18.429.984.420 TOTAL PRESUPUESTO SECCiÓN 1.178.417.174.668 1.178.417.174.668 SECCiÓN: 0209 AGENCIA PRESIDENCIAL DE COOPERACiÓN INTERNACIONAL DE COLOMBIA, APC—COLOMBIA A. PRESUPUESTO DE FUNCIONAMIENTO 38.988.000.000 38.988.000.000 C. PRESUPUESTO DE INVERSiÓN 2.709.731 .656 101.003.560.000 103.713.291.656 GESTiÓN DE LA COOPERACiÓN 0208 INTERNACIONAL DEL SECTOR 2.709.731.656 101 .003.560.000 103.713.291.656 PRESIDENCIA 1000 INTERSUBSECTORIAL GOBIERNO 2.709.731.656 101 .003.560.000 103.713.291 .656 TOTAL PRESUPUESTO SECCiÓN 41.697.731.656 101.003.560.000 142.701.291.656 SECCiÓN: 0211 UNIDAD NACIONAL PARA LA GESTiÓN DEL RIESGO DE DESASTRES A. PRESUPUESTO DE FUNCIONAMIENTO 754.693.000.000 754.693.000.000 C. PRESUPUESTO DE INVERSiÓN 25.586.241.893 25.586.241.893 PREVENCiÓN YMITIGACiÓN DEL 0207 RIESGO DE DESASTRES DESDE EL 25.586.241.893 25.586.241.893 SECTOR PRESIDENCIA 1000 INTERSUBSECTORIAL GOBIERNO 25.586.241.893 25.586.241 .893 TOTAL PRESUPUESTO SECCiÓN 780.279.241.893 780.279.241.893

2342 PRESUPUESTO GENERAL DE u\ NACiÓN CTA SUBC APORTE RECURSOS CONCEPTO TOTAL PROG SUBP NACIONAL PROPIOS SECCiÓN: 0212 AGENCIA PARA u\ REINCORPORACiÓN Y U\ NORMALIZACiÓN· ARN A. PRESUPUESTO DE FUNCIONAMIENTO 318.203.000.000 318103.000.000 C. PRESUPUESTO DE INVERSiÓN 2.116.977.856 2.116.977.856 REINTEGRACiÓN DE PERSONAS Y 0211 GRUPOS ALZADOS EN ARMAS DESDE 2.116.977.856 2.116.977.856 EL SECTOR PRESIDENCIA 1000 INTERSUBSECTORIAL GOBIERNO 2.116.977.856 2.116.977.856 TOTAL PRESUPUESTO SECCiÓN 320.319.977.856 320.319.977.856 SECCiÓN: 0213 AGENCIA NACIONAL INMOBILIARIA VlRGILlO BARCO VARGAS A. PRESUPUESTO DE FUNCIONAMIENTO 11.303.000.000 11.303.000.000 C. PRESUPUESTO DE INVERSiÓN 55.035.373.428 2.212.713.347 57148.086.775 FORTALECIMIENTO DE LA INFRAESTRUCTURA FlslCA DE LAS 0209 ENTIDADES DEL ESTADO DEL NIVEL 55.035.373.428 2.212.713.347 57.248.086.775 NACIONAL DESDE EL SECTOR PRESIDENCIA 1000 INTERSUBSECTORIAL GOBIERNO 55.035.373.428 2.212.713.347 57.248.086.775 TOTAL PRESUPUESTO SECCiÓN 66.338.373.428 2.212.713.347 68.551.086.775 SECCiÓN: 0214 AGENCIA DE RENOVACiÓN DEL TERRITORIO· ART A. PRESUPUESTO DE FUNCIONAMIENTO 69.764.000.000 69.764.000.000 C. PRESUPUESTO DE INVERSiÓN 74.472.264.014 74.472.264.014 , RENOVACiÓN TERRITORIAL PARA EL DESARROLLO INTEGRAL DE LAS 0212 72.988.685.933 72.988.685.933 ZONAS RURALES AFECTADAS POR EL CONFLICTO ARMADO 1000 INTERSUBSECTORIAL GOBIERNO 72.988.685.933 72.988.685.933 FORTALECIMIENTO DE LA GESTiÓN Y 0299 DIRECCiÓN DEL SECTOR 1.483.578.081 1.483.578.081 PRESIDENCIA 1000 INTERSUBSECTORIAL GOBIERNO 1.483.578.081 1.483.578.081 TOTAL PRESUPUESTO SECCiÓN 144136.264.014 144.236164.014 SECCiÓN: 0301 DEPARTAMENTO ADMINISTRATIVO NACIONAL DE Pu\NEACIÓN A. PRESUPUESTO DE FUNCIONAMIENTO 128.808.300.000 128.808.300.000 C. PRESUPUESTO DE INVERSiÓN 1.044.103.317.205 1.044.103.317.205 MEJORAMIENTO DE LA PLANEACIÓN 0301 TERRITORIAL. SECTORIAL YDE 966.892.317.205 966.892.317.205 INVERSiÓN PÚBLICA 1000 INTERSUBSECTORIAL GOBIERNO 966.892.317.205 966.892.317.205 FORTALECIMIENTO DE LA GESTiÓN Y 0399 77.211.000.000 77.211.000.000 DIRECCiÓN DEL SECTOR PLANEACIÓN 1000 INTERSUBSECTORIAL GOBIERNO 77.211.000.000 77.211.000.000 TOTAL PRESUPUESTO SECCiÓN 1.172.911.617.205 1.172.911.617.205 SECCiÓN: 0303 UNIDAD ADMINISTRATIVA ESPECIAL· AGENCIA NACIONAL DE CONTRATACiÓN PÚBLICA. COLOMBIA COMPRA EFICIENTE A. PRESUPUESTO DE FUNCIONAMIENTO 25.816.000.000 25.816.000.000 C. PRESUPUESTO DE INVERSiÓN 67.545.904.374 67.545.904.374 FORTALECIMIENTO DEL SISTEMA DE 0304 67.545.904.374 67.545.904.374 COMPRA PÚBLICA 1000 INTERSUBSECTORIAL GOBIERNO 67.545.904.374 67.545.904.374

PRESUPUESTO GENERAL DE LA NACiÓN CTA SUBC APORTE RECURSOS CONCEPTO TOTAL PROG SUBP NACIONAL PROPIOS I TOTAL PRESUPUESTO SECCiÓN 93.361.904.374 93.361.904.374 SECCiÓN: 0324 SUPERINTENDENCIA DE SERVICIOS PÚBLICOS DOMICILIARIOS A. PRESUPUESTO DE FUNCIONAMIENTO 120.903.300.000 264.349.662.781 385152.962.781 C. PRESUPUESTO DE INVERSiÓN 33.032.000.000 33.032.000.000 PROMOCiÓN DE LA PRESTACiÓN 0303 EFICIENTE DE LOS SERVICIOS 29.920.431 .330 29.920.431.330 PÚBLICOS DOMICILIARIOS 1000 INTERSUBSECTORIAL GOBIERNO 29.920.431 .330 29.920.431 .330 FORTALECIMIENTO DE LA GESTiÓN Y 0399 3.111.568.670 3.111 .568.670 DIRECCiÓN DEL SECTOR PLANEACIÓN 1000 INTERSUBSECTORIAL GOBIERNO 3.111.568.670 3.111 .568.670 TOTAL PRESUPUESTO SECCiÓN 120.903.300.000 297.381.662.781 418184.962.781 I SECCiÓN: 0401 DEPARTAMENTO ADMINISTRATIVO NACIONAL DE ESTADISTICA (DAN E) A. PRESUPUESTO DE FUNCIONAMIENTO 135.419.000.000 135.419.000.000 C. PRESUPUESTO DE INVERSiÓN 489.409.048.337 489.409.048.337 LEVANTAMIENTO YACTUALIZACiÓN 0401 DE INFORMACiÓN ESTADISTICA DE 462.712.263.992 462.712.263.992 CALIDAD 1003 PLANIFICACiÓN Y ESTADISTICA 462.712.263.992 462.712.263.992 FORTALECIMIENTO DE LA GESTiÓN Y 0499 DIRECCiÓN DEL SECTOR 26.696.784.345 26.696.784.345 INFORMACiÓN ESTADISTICA 1003 PLANIFICACiÓN Y ESTADISTICA 26.696.784.345 26.696.784.345 TOTAL PRESUPUESTO SECCiÓN 624.828.048.337 624.828.048.337 SECCiÓN: 0402 FONDO ROTATORIO DEL DANE A. PRESUPUESTO DE FUNCIONAMIENTO 1.061.000.000 1.061.000.000 C. PRESUPUESTO DE INVERSiÓN 25.000.000.000 25.000.000.000 LEVANTAMIENTO YACTUALIZACiÓN 0401 DE INFORMACiÓN ESTADISTICA DE 25.000.000.000 25.000.000.000 CALIDAD 1003 PLANIFICACiÓN Y ESTADISTICA 25.000.000.000 25.000.000.000 TOTAL PRESUPUESTO SECCiÓN 26.061.000.000 26.061.000.000 SECCiÓN: 0403 INSTITUTO GEOGRÁFICO AGUSTIN CODAZZI ·IGAC A. PRESUPUESTO DE FUNCIONAMIENTO 102.401 .000.000 8.113.000.000 110.514.000.000 C. PRESUPUESTO DE INVERSiÓN 856.046.733.374 11.776.503.617 867.823.236.991 LEVANTAMIENTO, ACTUALIZACiÓN Y 0404 ADMINISTRACiÓN DE LA INFORMACiÓN 574.658.046.213 7.265.678.322 581 .923.724.535 CATASTRAL 1003 PLANIFICACiÓN Y ESTADISTICA 574.658.046.213 7.265.678.322 581 .923.724.535 GENERACiÓN DE LA INFORMACiÓN 0406 GEOGRÁFICA DEL TERRITORIO 257.489.174.705 4.510.825.295 262.000.000.000 NACIONAL 1003 PLANIFICACiÓN Y ESTADISTICA 257.489.174.705 4.510.825.295 262.000.000.000 FORTALECIMIENTO DE LA GESTiÓN Y 0499 DIRECCiÓN DEL SECTOR 23.899.512.456 23.899.512.456 INFORMACiÓN ESTADISTICA 1003 PLANIFICACiÓN Y ESTADISTICA 23.899.512.456 23.899.512.456 TOTAL PRESUPUESTO SECCiÓN 958.447.733.374 19.889.503.617 978.337.236.991

PRESUPUESTO GENERAL DE LA NACION CTA SUBC APORTE RECURSOS CONCEPTO TOTAL PROG SUBP NACIONAL PROPIOS SECCION: 0501 DEPARTAMENTO ADMINISTRATIVO DE LA FUNCION PÚBLICA A. PRESUPUESTO DE FUNCIONAMIENTO 33.771.723.785 33.771.723.785 C. PRESUPUESTO DE INVERSION 16.760.427.248 16.760.427.248 FORTALECIMIENTO DE LA GESTiÓN 0505 PÚBLICA EN LAS ENTIDADES 7.856.765.225 7.856.765.225 NACIONALES YTERRITORIALES 1000 INTERSUBSECTORIAL GOBIERNO 7.856.765.225 7.856.765.225 FORTALECIMIENTO DE LA GESTiÓN Y 0599 DIRECCiÓN DEL SECTOR EMPLEO 8.903.662.023 8.903.662.023 PÚBLICO 1000 INTERSUBSECTORIAL GOBIERNO 8.903.662.023 8.903.662.023 TOTAL PRESUPUESTO SECCION 50.532.151.033 50.532.151.033 SECCION: 0503 ESCUELA SUPERIOR DE ADMINISTRACION PÚBLICA (ESAP) A. PRESUPUESTO DE FUNCIONAMIENTO 138.722.970.617 138.722.970.617 C. PRESUPUESTO DE INVERSION 252.589.818.675 252.589.818.675 MEJORAMIENTO DE LA CALIDAD 0503 106.805.000.000 106.805.000.000 EDUCATIVA EN GESTiÓN PÚBLICA 1000 INTERSUBSECTORIAL GOBIERNO 106.805.000.000 106.805.000.000 FORTALECIMIENTO DE LA GESTiÓN 0505 PÚBLICA EN LAS ENTIDADES 63.176.237.327 63.176.237.327 NACIONALES Y TERRITORIALES 1000 INTERSUBSECTORIAL GOBIERNO 63.176.237.327 63.176.237.327 FORTALECIMIENTO DE LA GESTiÓN Y 0599 DIRECCiÓN DEL SECTOR EMPLEO 82.608.581 .348 82.608.581.348 PÚBLICO 1000 INTERSUBSECTORIAL GOBIERNO 82.608.581.348 82.608.581.348 TOTAL PRESUPUESTO SECCION 391.312.789.292 391.312.789.292 SECCION: 1101 MINISTERIO DE RELACIONES EXTERIORES A. PRESUPUESTO DE FUNCIONAMIENTO 703.351.000.000 703.351.000.000 TOTAL PRESUPUESTO SECCION 703.351.000.000 703.351.000.000 SECCION: 1102 FONDO ROTATORIO DEL MINISTERIO DE RELACIONES EXTERIORES A. PRESUPUESTO DE FUNCIONAMIENTO 463.288.000.000 326.858.000.000 790.146.000.000 C. PRESUPUESTO DE INVERSION 8.878.441.532 63.474.861.645 72.353.303.177 POLfTICA MIGRATORIA y SERVICIO AL 1103 5.508.964.570 19.222.543.680 24.731.508.250 CIUDADANO 1002 RELACIONES EXTERIORES 5.508.964.570 19.222.543.680 24.731 .508.250 SOBERANIA TERRITORIAL y 1104 1.693.582.285 4.710.000.000 6.403.582.285 DESARROLLO FRONTERIZO 1002 RELACIONES EXTERIORES 1.693.582.285 4.710.000.000 6.403.582.285 FORTALECIMIENTO DE LA GESTiÓN Y 1199 DIRECCiÓN DEL SECTOR RELACIONES 1.675.894.677 39.542.317.965 41.218.212.642 EXTERIORES 1002 RELACIONES EXTERIORES 1.675.894.677 39.542.317.965 41 .218.212.642 TOTAL PRESUPUESTO SECCION 472.166.441.532 390.332.861.645 862.499.303.177 SECCION: 1104 UNIDAD ADMINISTRATIVA ESPECIAL MIGRACION COLOMBIA A. PRESUPUESTO DE FUNCIONAMIENTO 139.862.000.000 26.375.000.000 166.237.000.000 C. PRESUPUESTO DE INVERSION 39.683.810.418 3.912.510.130 43.596.320.548 POLlTICA MIGRATORIA y SERVICIO AL 1103 3.189.362.305 2.268.972.441 5.458 .334.746 CIUDADANO

PRESUPUESTO GENERAL DE LA NACION CTA SUBC APORTE RECURSOS CONCEPTO TOTAL PROG SUBP NACIONAL PROPIOS SECCION: 0501 DEPARTAMENTO ADMINISTRATIVO DE LA FUNCION PÚBLICA A. PRESUPUESTO DE FUNCIONAMIENTO 33.771.723.785 33.771.723.785 C. PRESUPUESTO DE INVERSION 16.760.427.248 16.760.427.248 FORTALECIMIENTO DE LA GESTiÓN 0505 PÚBLICA EN LAS ENTIDADES 7.856.765.225 7.856.765.225 NACIONALES YTERRITORIALES 1000 INTERSUBSECTORIAL GOBIERNO 7.856.765.225 7.856.765.225 FORTALECIMIENTO DE LA GESTiÓN Y 0599 DIRECCiÓN DEL SECTOR EMPLEO 8.903.662.023 8.903.662.023 PÚBLICO 1000 INTERSUBSECTORIAL GOBIERNO 8.903.662.023 8.903.662.023 TOTAL PRESUPUESTO SECCION 50.532.151.033 50.532.151.033 SECCION: 0503 ESCUELA SUPERIOR DE ADMINISTRACION PÚBLICA (ESAP) A. PRESUPUESTO DE FUNCIONAMIENTO 138.722.970.617 138.722.970.617 C. PRESUPUESTO DE INVERSION 252.589.818.675 252.589.818.675 MEJORAMIENTO DE LA CALIDAD 0503 106.805.000.000 106.805.000.000 EDUCATIVA EN GESTiÓN PÚBLICA 1000 INTERSUBSECTORIAL GOBIERNO 106.805.000.000 106.805.000.000 FORTALECIMIENTO DE LA GESTiÓN 0505 PÚBLICA EN LAS ENTIDADES 63.176.237.327 63.176.237.327 NACIONALES Y TERRITORIALES 1000 INTERSUBSECTORIAL GOBIERNO 63.176.237.327 63.176.237.327 FORTALECIMIENTO DE LA GESTiÓN Y 0599 DIRECCiÓN DEL SECTOR EMPLEO 82.608.581 .348 82.608.581.348 PÚBLICO 1000 INTERSUBSECTORIAL GOBIERNO 82.608.581.348 82.608.581.348 TOTAL PRESUPUESTO SECCION 391.312.789.292 391.312.789.292 SECCION: 1101 MINISTERIO DE RELACIONES EXTERIORES A. PRESUPUESTO DE FUNCIONAMIENTO 703.351.000.000 703.351.000.000 TOTAL PRESUPUESTO SECCION 703.351.000.000 703.351.000.000 SECCION: 1102 FONDO ROTATORIO DEL MINISTERIO DE RELACIONES EXTERIORES A. PRESUPUESTO DE FUNCIONAMIENTO 463.288.000.000 326.858.000.000 790.146.000.000 C. PRESUPUESTO DE INVERSION 8.878.441.532 63.474.861.645 72.353.303.177 POLfTICA MIGRATORIA y SERVICIO AL 1103 5.508.964.570 19.222.543.680 24.731.508.250 CIUDADANO 1002 RELACIONES EXTERIORES 5.508.964.570 19.222.543.680 24.731 .508.250 SOBERANIA TERRITORIAL y 1104 1.693.582.285 4.710.000.000 6.403.582.285 DESARROLLO FRONTERIZO 1002 RELACIONES EXTERIORES 1.693.582.285 4.710.000.000 6.403.582.285 FORTALECIMIENTO DE LA GESTiÓN Y 1199 DIRECCiÓN DEL SECTOR RELACIONES 1.675.894.677 39.542.317.965 41.218.212.642 EXTERIORES 1002 RELACIONES EXTERIORES 1.675.894.677 39.542.317.965 41 .218.212.642 TOTAL PRESUPUESTO SECCION 472.166.441.532 390.332.861.645 862.499.303.177 SECCION: 1104 UNIDAD ADMINISTRATIVA ESPECIAL MIGRACION COLOMBIA A. PRESUPUESTO DE FUNCIONAMIENTO 139.862.000.000 26.375.000.000 166.237.000.000 C. PRESUPUESTO DE INVERSION 39.683.810.418 3.912.510.130 43.596.320.548 POLlTICA MIGRATORIA y SERVICIO AL 1103 3.189.362.305 2.268.972.441 5.458 .334.746 CIUDADANO

2342

PRESUPUESTO GENERAL DE LA NACIÓN

CTA PROG	SUBC SUBP	CONCEPTO	APORTE NACIONAL	RECURSOS PROPIOS	TOTAL
TOTAL PRESUPUESTO SECCIÓN			1.831.061.500.000	105.389.507.000	1.936.451.007.000
		SECCIÓN: 1210 UNIDAD ADMINISTRATIVA ESPECIAL AGENCIA NACIONAL DE DEFENSA JURÍDICA DEL ESTADO			
A. PRESUPUESTO DE FUNCIONAMIENTO			121.052.300.000		121.052.300.000
C. PRESUPUESTO DE INVERSIÓN			15.477.000.000		15.477.000.000
1205		DEFENSA JURÍDICA DEL ESTADO	15.477.000.000		15.477.000.000
	0800	INTERSUBSECTORIAL JUSTICIA	15.477.000.000		15.477.000.000
TOTAL PRESUPUESTO SECCIÓN			136.529.300.000		136.529.300.000
		SECCIÓN: 1211 UNIDAD DE SERVICIOS PENITENCIARIOS Y CARCELARIOS - USPEC			
A. PRESUPUESTO DE FUNCIONAMIENTO			1.438.909.600.000		1.438.909.600.000
C. PRESUPUESTO DE INVERSIÓN			518.886.000.000		518.886.000.000
1206		SISTEMA PENITENCIARIO Y CARCELARIO EN EL MARCO DE LOS DERECHOS HUMANOS	518.886.000.000		518.886.000.000
	0800	INTERSUBSECTORIAL JUSTICIA	518.886.000.000		518.886.000.000
TOTAL PRESUPUESTO SECCIÓN			1.957.795.600.000		1.957.795.600.000
		SECCIÓN: 1301 MINISTERIO DE HACIENDA Y CRÉDITO PÚBLICO			
A. PRESUPUESTO DE FUNCIONAMIENTO			42.000.684.029.559		42.000.684.029.559
C. PRESUPUESTO DE INVERSIÓN			5.189.842.790.538		5.189.842.790.538
1301		POLÍTICA MACROECONÓMICA Y FISCAL	32.270.745.780		32.270.745.780
	1000	INTERSUBSECTORIAL GOBIERNO	32.270.745.780		32.270.745.780
1302		GESTIÓN DE RECURSOS PÚBLICOS	3.067.526.842.663		3.067.526.842.663
	1000	INTERSUBSECTORIAL GOBIERNO	3.067.526.842.663		3.067.526.842.663
1304		INSPECCIÓN, CONTROL Y VIGILANCIA FINANCIERA, SOLIDARIA Y DE RECURSOS PÚBLICOS	1.252.927.416		1.252.927.416
	1000	INTERSUBSECTORIAL GOBIERNO	1.252.927.416		1.252.927.416
1305		FORTALECIMIENTO DEL RECAUDO Y TRIBUTACIÓN	17.669.223.803		17.669.223.803
	1000	INTERSUBSECTORIAL GOBIERNO	17.669.223.803		17.669.223.803
1399		FORTALECIMIENTO DE LA GESTIÓN Y DIRECCIÓN DEL SECTOR HACIENDA	42.408.213.796		42.408.213.796
	1000	INTERSUBSECTORIAL GOBIERNO	42.408.213.796		42.408.213.796
2404		INFRAESTRUCTURA DE TRANSPORTE FÉRREO	351.733.166.248		351.733.166.248
	0600	INTERSUBSECTORIAL TRANSPORTE	351.733.166.248		351.733.166.248
2408		PRESTACIÓN DE SERVICIOS DE TRANSPORTE PÚBLICO DE PASAJEROS	1.676.981.670.832		1.676.981.670.832
	0600	INTERSUBSECTORIAL TRANSPORTE	1.676.981.670.832		1.676.981.670.832
TOTAL PRESUPUESTO SECCIÓN			47.190.526.820.097		47.190.526.820.097
		SECCIÓN: 1308 UNIDAD ADMINISTRATIVA ESPECIAL CONTADURÍA GENERAL DE LA NACIÓN			
A. PRESUPUESTO DE FUNCIONAMIENTO			20.535.000.000		20.535.000.000
C. PRESUPUESTO DE INVERSIÓN			8.882.489.110		8.882.489.110
1301		POLÍTICA MACROECONÓMICA Y FISCAL	5.582.000.000		5.582.000.000
	1000	INTERSUBSECTORIAL GOBIERNO	5.582.000.000		5.582.000.000
1399		FORTALECIMIENTO DE LA GESTIÓN Y DIRECCIÓN DEL SECTOR HACIENDA	3.300.489.110		3.300.489.110

PRESUPUESTO GENERAL DE LA NACiÓN CTA SUBC CONCEPTO APORTE RECURSOS TOTAL PROG SUBP NACIONAL PROPIOS 1000 INTERSUBSECTORIAL GOBIERNO 3.300.489.110 3.300.489.110 TOTAL PRESUPUESTO SECCiÓN 29.417.489.110 29.417.489.110 SECCiÓN: 1309 SUPERINTENDENCIA DE LA ECONOMIA SOLIDARIA A. PRESUPUESTO DE FUNCIONAMIENTO 24.007.000.000 24.007.000.000 C. PRESUPUESTO DE INVERSiÓN 24.920.453.895 24.920.453.895 INSPECCiÓN. CONTROL YVIGILANCIA 1304 FINANCIERA. SOLIDARIA YDE 11.009.975.000 11.009.975.000 RECURSOS PÚBLICOS 1000 INTERSUBSECTORIAL GOBIERNO 11.009.975.000 11.009.975.000 FORTALECIMIENTO DE LA GESTiÓN Y 1399 13.910.478.895 13.910.478.895 DIRECCiÓN DEL SECTOR HACIENDA 1000 INTERSUBSECTORIAL GOBIERNO 13.910.478.895 13.910.478.895 TOTAL PRESUPUESTO SECCiÓN 48.927.453.895 48.927.453.895 SECCiÓN: 1310 UNIDAD ADMINISTRATIVA ESPECIAL DIRECCiÓN DE IMPUESTOS YADUANAS NACIONALES A. PRESUPUESTO DE FUNCIONAMIENTO 4.049.915.000.000 10.914.000.000 4.060.829.000.000 C. PRESUPUESTO DE INVERSiÓN 111.480.371.005 111.480.371 .005 FORTALECIMIENTO DEL RECAUDO Y 1305 100.480.371.005 100.480.371.005 TRIBUTACiÓN 1000 INTERSUBSECTORIAL GOBIERNO 100.480.371 .005 100.480.371.005 FORTALECIMIENTO DE LA GESTiÓN Y 1399 11 .000.000.000 11.000.000.000 DIRECCiÓN DEL SECTOR HACIENDA 1000 INTERSUBSECTORIAL GOBIERNO 11.000.000.000 11.000.000.000 TOTAL PRESUPUESTO SECCiÓN 4.161.395.371.005 10.914.000.000 4.172.309.371.005 I I SECCiÓN: 1312 UNIDAD DE INFORMACiÓN YANÁLISIS FINANCIERO A. PRESUPUESTO DE FUNCIONAMIENTO 28.289.000.000 28.289.000.000 C. PRESUPUESTO DE INVERSiÓN 4.403.313.940 4.403.313.940 INSPECCiÓN. CONTROL YVIGILANCIA 1304 FINANCIERA, SOLIDARIA YDE 2.557.309.250 2.557.309.250 RECURSOS PÚBLICOS 1000 INTERSUBSECTORIAL GOBIERNO 2.557.309.250 2.557.309.250 I FORTALECIMIENTO DE LA GESTiÓN Y 1399 DIRECCiÓN DEL SECTOR HACIENDA 1.846.004.690 1.846.004.690 1000 INTERSUBSECTORIAL GOBIERNO 1.846.004.690 1.846.004.690 TOTAL PRESUPUESTO SECCiÓN 32.692.313.940 32.692.313.940 SECCiÓN: 1313 SUPERINTENDENCIA FINANCIERA DE COLOMBIA A. PRESUPUESTO DE FUNCIONAMIENTO 383.586.000.000 383.586.000.000 C. PRESUPUESTO DE INVERSiÓN 49.781.000.000 49.781 .000.000 INSPECCiÓN, CONTROL YVIGILANCIA 1304 FINANCIERA, SOLIDARIA YDE 3.990.345.048 3.990.345.048 RECURSOS PÚBLICOS 1000 INTERSUBSECTORIAL GOBIERNO 3.990.345.048 3.990.345.048 FORTALECIMIENTO DE LA GESTiÓN Y 1399 DIRECCiÓN DEL SECTOR HACIENDA 45.790.654.952 45.790.654.952 1000 INTERSUBSECTORIAL GOBIERNO 45.790.654.952 45.790.654.952 TOTAL PRESUPUESTO SECCiÓN 433.367.000.000 433.367.000.000

2342 PRESUPUESTO GENERAL DE LA NACiÓN CTA SUBC APORTE RECURSOS CONCEPTO TOTAL PROG SUBP NACIONAL PROPIOS SECCiÓN: 1314 UNIDAD ADMINISTRATIVA ESPECIAL DE GESTiÓN PENSIONAL y CONTRIBUCIONES PARAFISCALES DE LA PROTECCiÓN SOCIAL (UGPPP) A. PRESUPUESTO DE FUNCIONAMIENTO 268.284.000.000 268.284.000.000 B. PRESUPUESTO DE SERVICIO DE LA DEUDA 14.007.000.000 14.007.000.000 PÚBLICA C. PRESUPUESTO DE INVERSiÓN 7.194.519.134 7.194.519.134 FORTALECIMIENTO DE LA GESTiÓN Y 1399 7.194.519.134 7.194.519.134 DIRECCiÓN DEL SECTOR HACIENDA 1000 INTERSUBSECTORIAL GOBIERNO 7.194.519.134 7.194.519.134 TOTAL PRESUPUESTO SECCiÓN 289.485.519.134 289.485.519.134 SECCiÓN: 1315 FONDO ADAPTACiÓN A. PRESUPUESTO DE FUNCIONAMIENTO 45.542.000.000 45.542.000.000 C. PRESUPUESTO DE INVERSiÓN 148.648.236.982 148.648.236.982 REDUCCiÓN DE LA VULNERABILIDAD 1303 FISCAL ANTE DESASTRES YRIESGOS 148.648.236.982 148.648.236.982 CLlMATICOS 1000 INTERSUBSECTORIAL GOBIERNO 148.648.236.982 148.648.236.982 TOTAL PRESUPUESTO SECCiÓN 194.190.236.982 194.190.236.982 SECCiÓN: 1401 SERVICIO DE LA DEUDA PÚBLICA NACIONAL B. PRESUPUESTO DE SERVICIO DE LA DEUDA 92.347.433.153.773 92.347.433.153.773 PÚBLICA TOTAL PRESUPUESTO SECCiÓN 92.347.433.153.773 92.347.433.153.773 SECCIÓN: 1501 MINISTERIO DE DEFENSA NACIONAL A. PRESUPUESTO DE FUNCIONAMIENTO 19.956.580.000.000 19.956.580.000.000 B. PRESUPUESTO DE SERVICIO DE LA DEUDA 327.684.852.350 327.684.852.350 PÚBLICA C. PRESUPUESTO DE INVERSiÓN 2.671.133.261.497 2.671 .133.261.497 CAPACIDADES DE LAS FUERZAS MILITARES EN SEGURIDAD PÚBLICA Y 1502 2.234.267.019.735 2.234.267.019.735 DEFENSA EN EL TERRITORIO NACIONAL INTERSUBSECTORIAL DEFENSA y 0100 2.234.267.019.735 2.234.267.019.735 SEGURIDAD DESARROLLO MARITIMO, FLUVIAL y 1504 COSTERO DESDE EL SECTOR 43.186.000.000 43.186.000.000 DEFENSA INTERSUBSECTORIAL DEFENSA y 0100 43.186.000.000 43.186.000.000 SEGURIDAD GENERACiÓN DE BIENESTAR PARA LA 1505 72.982.199.798 72.982.199.798 FUERZA PÚBLICA YSUS FAMILIAS INTERSUBSECTORIAL DEFENSA y 0100 72.982.199.798 72.982.199.798 SEGURIDAD FORTALECIMIENTO DE LA GESTiÓN Y 1599 DIRECCiÓN DEL SECTOR DEFENSA Y 320.698.041.964 320.698.041 .964 SEGURIDAD INTERSUBSECTORIAL DEFENSA y 0100 320.698.041 .964 320.698.041.964 SEGURIDAD TOTAL PRESUPUESTO SECCiÓN 22.955.398.113.847 22.955.398.113.847 SECCiÓN: 1503 CAJA DE RETIRO DE LAS FUERZAS MILITARES A. PRESUPUESTO DE FUNCIONAMIENTO 6.469.468.000.000 404.290.000.000 6.873.758.000.000 C. PRESUPUESTO DE INVERSiÓN 18.188.000.000 18.188.000.000

PRESUPUESTO GENERAL DE LA NACiÓN CTA SUBC APORTE RECURSOS CONCEPTO TOTAL PROG SUBP NACIONAL PROPIOS FORTALECIMIENTO DE LA GESTION y 1599 DIRECCiÓN DEL SECTOR DEFENSA Y 18.188.000.000 18.188.000.000 SEGURIDAD INTERSUBSECTORIAL DEFENSA y 0100 18.188.000.000 18.188.000.000 SEGURIDAD TOTAL PRESUPUESTO SECCiÓN 6.469.468.000.000 422.478.000.000 6.891.946.000.000 SECCiÓN: 1507 INSTITUTO CASAS FISCALES DEL EJÉRCITO A. PRESUPUESTO DE FUNCIONAMIENTO 33.926.000.000 33.926.000.000 C. PRESUPUESTO DE INVERSiÓN 12.160.000.000 26.400.000.000 38.560.000.000 GENERACiÓN DE BIENESTAR PARA LA 1505 12.160.000.000 26.400.000.000 38.560.000.000 FUERZA PÚBLICA Y SUS FAMILIAS 0100 INTERSUBSECTORIAL DEFENSA y 12.160.000.000 26.400.000.000 38.560.000.000 SEGURIDAD TOTAL PRESUPUESTO SECCiÓN 12.160.000.000 60.326.000.000 72.486.000.000 SECCiÓN: 1508 DEFENSA CIVIL COLOMBIANA, GUILLERMO LEÓN VALENCIA A. PRESUPUESTO DE FUNCIONAMIENTO 37.268.000.000 3.000.000.000 40168.000.000 C. PRESUPUESTO DE INVERSiÓN 8.620.000.000 8.620.000.000 GESTiÓN DEL RIESGO DE DESASTRES 1506 DESDE EL SECTOR DEFENSA Y 8.300.000.000 8.300.000.000 SEGURIDAD INTERSUBSECTORIAL DEFENSA y 0100 8.300.000.000 8.300.000.000 SEGURIDAD FORTALECIMIENTO DE LA GESTiÓN Y 1599 DIRECCiÓN DEL SECTOR DEFENSA Y 320.000.000 320.000.000 SEGURIDAD INTERSUBSECTORIAL DEFENSA y 0100 SEGURIDAD 320.000.000 320.000.000 TOTAL PRESUPUESTO SECCiÓN 45.888.000.000 3.000.000.000 48.888.000.000 SECCiÓN: 1510 CLUB MILITAR DE OFICIALES A. PRESUPUESTO DE FUNCIONAMIENTO 59.154.000.000 59.154.000.000 C. PRESUPUESTO DE INVERSiÓN 10.000.000.000 3.870.000.000 13.870.000.000 , GRUPO SOCIAL Y EMPRESARIAL DE LA 1507 DEFENSA (GSED) COMPETITIVO 10.000.000.000 3.870.000.000 13.870.000.000 INTERSUBSECTORIAL DEFENSA y 0100 SEGURIDAD 10.000.000.000 3.870.000.000 13.870.000.000 TOTAL PRESUPUESTO SECCiÓN 10.000.000.000 63.024.000.000 73.024.000.000 SECCiÓN: 1511 CAJA DE SUELDOS DE RETIRO DE LA pOllclA NACIONAL A. PRESUPUESTO DE FUNCIONAMIENTO 6.171.946.000.000 459.076.000.000 6.631.022.000.000 C. PRESUPUESTO DE INVERSiÓN 10.540.000.000 10.540.000.000 GRUPO SOCIAL YEMPRESARIAL DE LA 1507 DEFENSA (GSED) COMPETITIVO 10.540.000.000 10.540.000.000 INTERSUBSECTORIAL DEFENSA y 0100 SEGURIDAD 10.540.000.000 10.540.000.000 TOTAL PRESUPUESTO SECCiÓN 6.171.946.000.000 469.616.000.000 6.641 .562.000.000 SECCiÓN: 1512 FONDO ROTATORIO DE LA pOllclA A. PRESUPUESTO DE FUNCIONAMIENTO 351.734.000.000 351.734.000.000 C. PRESUPUESTO DE INVERSiÓN 7.000.000.000 7.000.000.000

PRESUPUESTO GENERAL DE LA NACiÓN CTA SUBC APORTE RECURSOS CONCEPTO TOTAL PROG SUBP NACIONAL PROPIOS FORTALECIMIENTO DE LA GESTION y 1599 DIRECCiÓN DEL SECTOR DEFENSA Y 7.000.000.000 7.000.000.000 SEGURIDAD INTERSUBSECTORIAL DEFENSA y 0100 7.000.000.000 7.000.000.000 SEGURIDAD TOTAL PRESUPUESTO SECCiÓN 358.734.000.000 358.734.000.000 SECCiÓN: 1516 SUPERINTENDENCIA DE VIGILANCIA YSEGURIDAD PRIVADA A. PRESUPUESTO DE FUNCIONAMIENTO 29.744.000.000 29.744.000.000 C. PRESUPUESTO DE INVERSiÓN 5.506.000.000 5.506.000.000 FORTALECIMIENTO DE LA GESTiÓN Y 1599 DIRECCiÓN DEL SECTOR DEFENSA Y 5.506.000.000 5.506.000.000 SEGURIDAD INTERSUBSECTORIAL DEFENSA y 0100 5.506.000.000 5.506.000.000 SEGURIDAD TOTAL PRESUPUESTO SECCiÓN 35.250.000.000 35.250.000.000 SECCiÓN: 1519 HOSPITAL MILITAR A PRESUPUESTO DE FUNCIONAMIENTO 33.820.000.000 452.463.000.000 486.283.000.000 C. PRESUPUESTO DE INVERSiÓN 5.000.000.000 15.000.000.000 20.000.000.000 GENERACiÓN DE BIENESTAR PARA LA 1505 5.000.000.000 10.000.000.000 15.000.000.000 FUERZA PÚBLICA YSUS FAMILIAS INTERSUBSECTORIAL DEFENSA y 0100 5.000.000.000 10.000.000.000 15.000.000.000 SEGURIDAD FORTALECIMIENTO DE LA GESTiÓN Y 1599 DIRECCiÓN DEL SECTOR DEFENSA Y 5.000.000.000 5.000.000.000 SEGURIDAD INTERSUBSECTORIAL DEFENSA y 0100 5.000.000.000 5.000.000.000 SEGURIDAD TOTAL PRESUPUESTO SECCiÓN 38.820.000.000 467.463.000.000 506.283.000.000 SECCiÓN: 1520 AGENCIA LOGISTICA DE LAS FUERZAS MILITARES A PRESUPUESTO DE FUNCIONAMIENTO 370.705.880.000 370.705.880.000 C. PRESUPUESTO DE INVERSiÓN 3.880.000.000 3.880.000.000 FORTALECIMIENTO DE LA GESTiÓN Y 1599 DIRECCiÓN DEL SECTOR DEFENSA Y 3.880.000.000 3.880.000.000 SEGURIDAD INTERSUBSECTORIAL DEFENSA y 0100 3.880.000.000 3.880.000.000 SEGURIDAD TOTAL PRESUPUESTO SECCiÓN 374.585.880.000 374.585.880.000 SECCiÓN: 1521 UNIDAD ADMINISTRATIVA ESPECIAL DE LA JUSTICIA PENAL MILITAR Y POLICIAL A PRESUPUESTO DE FUNCIONAMIENTO 142.478.000.000 142.478.000.000 C. PRESUPUESTO DE INVERSiÓN 15.000.000.000 15.000.000.000 FORTALECIMIENTO DE LA GESTIÓN Y 1599 DIRECCiÓN DEL SECTOR DEFENSA Y 15.000.000.000 15.000.000.000 SEGURIDAD INTERSUBSECTORIAL DEFENSA y 0100 15.000.000.000 15.000.000.000 SEGURIDAD TOTAL PRESUPUESTO SECCiÓN 157.478.000.000 157.478.000.000 SECCiÓN: 1601 POLlclA NACIONAL A PRESUPUESTO DE FUNCIONAMIENTO 14.996.039.000.000 14.996.039.000.000

PRESUPUESTO GENERAL DE LA NACIÓN CTA SUBC APORTE RECURSOS CONCEPTO TOTAL PROG SUBP NACIONAL PROPIOS B. PRESUPUESTO DE SERVICIO DE LA DEUDA 87.685.908.629 87.685.908.629 PÚBLICA C. PRESUPUESTO DE INVERSIÓN 395.047.711.450 395.047.711.450 CAPACIDADES DE LA pOllclA NACIONAL EN SEGURIDAD PÚBLICA, 1501 330.146.276.799 330.146.276.799 PREVENCiÓN, CONVIVENCIA Y SEGURIDAD CIUDADANA 0100 INTERSUBSECTORIAL DEFENSA y 330.146.276.799 330.146.276.799 SEGURIDAD GENERACiÓN DE BIENESTAR PARA LA 1505 48.828.463.203 48.828.463.203 FUERZA PÚBLICA YSUS FAMILIAS 0100 INTERSUBSECTORIAL DEFENSA y 48.828.463.203 48.828.463.203 SEGURIDAD FORTALECIMIENTO DE LA GESTiÓN Y 1599 DIRECCiÓN DEL SECTOR DEFENSA Y 16.072.971 .448 16.072.971.448 SEGURIDAD 0100 INTERSUBSECTORIAL DEFENSA y 16.072.971.448 16.072.971.448 SEGURIDAD TOTAL PRESUPUESTO SECCiÓN 15.478.772.620.079 15.478.772.620.079 SECCIÓN: 1701 MINISTERIO DE AGRICULTURA y DESARROLLO RURAL A. PRESUPUESTO DE FUNCIONAMIENTO 486.869.949.000 486.869.949.000 C. PRESUPUESTO DE INVERSiÓN 1.308.235.656.012 1.308.235.656.012 MEJORAMIENTO DE LA HABITABILIDAD 1701 60.000.000.000 60.000.000.000 RURAL 1100 INTERSUBSECTORIAL AGROPECUARIO 60.000.000.000 60.000.000.000 INCLUSiÓN PRODUCTIVA DE 1702 216.896.611.698 216.896.611 .698 PEQUEÑOS PRODUCTORES RURALES 1100 INTERSUBSECTORIAL AGROPECUARIO 216.896.611.698 216.896.611 .698 SERVICIOS FINANCIEROS YGESTiÓN 1703 DEL RIESGO PARA LAS ACTIVIDADES 628.141.197.434 628.141.197.434 AGROPECUARIAS YRURALES 1100 INTERSUBSECTORIAL AGROPECUARIO 628.141.197.434 628.141 .197.434 ORDENAMIENTO SOCIAL YUSO 1704 37.197.846.880 37.197.846.880 PRODUCTIVO DEL TERRITORIO RURAL 1100 INTERSUBSECTORIAL AGROPECUARIO 37.197.846.880 37.197.846.880 CIENCIA, TECNOLOGIA EINNOVACiÓN 1708 60.000.000.000 60.000.000.000 AGROPECUARIA 1100 INTERSUBSECTORIAL AGROPECUARIO 60.000.000.000 60.000.000.000 INFRAESTRUCTURA PRODUCTIVA Y 1709 198.000.000.000 198.000.000.000 COMERCIALIZACiÓN 1100 INTERSUBSECTORIAL AGROPECUARIO 198.000.000.000 198.000.000.000 FORTALECIMIENTO DE LA GESTiÓN Y 1799 DIRECCiÓN DEL SECTOR 108.000.000.000 108.000.000.000 AGROPECUARIO 1100 INTERSUBSECTORIAL AGROPECUARIO 108.000.000.000 108.000.000.000 TOTAL PRESUPUESTO SECCiÓN 1.795.105.605.012 1.795.105.605.012 SECCiÓN: 1702 INSTITUTO COLOMBIANO AGROPECUARIO (ICA) A. PRESUPUESTO DE FUNCIONAMIENTO 217.993.002.000 13.634.811.000 231.627.813.000 C. PRESUPUESTO DE INVERSiÓN 212.695.682.798 89.668.177.636 302.363.860.434 SANIDAD AGROPECUARIA E 1707 INOCUIDAD AGROAlIMENTARIA 136.040.436.774 89.668.177 .636 225.708.614.410 1100 INTERSUBSECTORIAL AGROPECUARIO 136.040.436.774 89.668.177.636 225.708.614.410 FORTALECIMIENTO DE LA GESTiÓN Y 1799 DIRECCiÓN DEL SECTOR 76.655.246.024 76.655.246.024 AGROPECUARIO 1100 INTERSUBSECTORIAL AGROPECUARIO 76.655.246.024 76.655.246.024 TOTAL PRESUPUESTO SECCiÓN 430.688.684.798 103.302.988.636 533.991.673A34

2342 PRESUPUESTO GENERAL DE LA NACiÓN CTA SUBC APORTE RECURSOS CONCEPTO TOTAL PROG SUBP NACIONAL PROPIOS SECCiÓN: 1715 AUTORIDAD NACIONAL DE ACUICULTURA YPESCA· AUNAP A PRESUPUESTO DE FUNCIONAMIENTO 21.459.073.000 447.226.000 21.906.299.000 C. PRESUPUESTO DE INVERSiÓN 142.854.284.869 7.362.833.321 150.217.118.190 SANIDAD AGROPECUARIA E 1707 114.171.934.869 7.362.833 .321 121.534.768.190 INOCUIDAD AGROALlMENTARIA 1100 INTERSUBSECTORIAL AGROPECUARIO 114.171 .934.869 7.362.833.321 121 .534.768.190 CIENCIA, TECNOLOGIA EINNOVACiÓN 1708 23.400.350.000 23.400.350.000 AGROPECUARIA 1100 INTERSUBSECTORIAL AGROPECUARIO 23.400.350.000 23.400.350.000 FORTALECIMIENTO DE LA GESTiÓN Y 1799 DIRECCiÓN DEL SECTOR 5.282.000.000 5.282.000.000 AGROPECUARIO 1100 INTERSUBSECTORIAL AGROPECUARIO 5282.000.000 5.282.000.000 TOTAL PRESUPUESTO SECCiÓN 164.313.357.869 7.810.059 .321 172.123.417.190 SECCiÓN: 1716 UNIDAD ADMINISTRATIVA ESPECIAL DE GESTiÓN DE RESTITUCiÓN DE TIERRAS DESPOJADAS A. PRESUPUESTO DE FUNCIONAMIENTO 74.639.984.000 74.639.984.000 C. PRESUPUESTO DE INVERSiÓN 399.023.464.158 399.023.464.158 I RESTITUCiÓN DE TIERRAS AVICTIMAS 1705 360.183.156.806 360.183.156.806 DEL CONFLICTO ARMADO 1100 INTERSUBSECTORIAL AGROPECUARIO 360.183.156.806 360.183.156.806 FORTALECIMIENTO DE LA GESTiÓN Y 1799 DIRECCiÓN DEL SECTOR 38.840.307.352 38.840.307.352 AGROPECUARIO 1100 INTERSUBSECTORIAL AGROPECUARIO 38.840.307.352 38.840.307.352 TOTAL PRESUPUESTO SECCiÓN 473.663.448.158 473.663.448.158 SECCiÓN: 1717 AGENCIA NACIONAL DE TIERRAS· ANT A. PRESUPUESTO DE FUNCIONAMIENTO 272.735.919.000 272.735.919.000 C. PRESUPUESTO DE INVERSiÓN 4.937.819 .139.603 5.419.237.398 4.943.238.377.001 ORDENAMIENTO SOCiAl YUSO 1704 4.869.933.458.739 5.419.237.398 4.875.352.696.137 PRODUCTIVO DEL TERRITORIO RURAL 1100 INTERSUBSECTORIAL AGROPECUARIO 4.869.933.458.739 5.419.237.398 4.875.352.696.137 FORTALECIMIENTO DE LA GESTiÓN Y 1799 DIRECCiÓN DEL SECTOR 67.885.680.864 67.885.680.864 AGROPECUARIO 1100 INTERSUBSECTORIAL AGROPECUARIO 67.885.680.864 67.885.680.864 TOTAL PRESUPUESTO SECCiÓN 5.210.555.058.603 5.419.237.398 5.215.974.296.001 SECCiÓN : 1718 AGENCIA DE DESARROLLO RURAL· ADR A PRESUPUESTO DE FUNCIONAMIENTO 106.839.606.045 106.839.606.045 C. PRESUPUESTO DE INVERSiÓN 886.479.148.102 8.413.424.868 894.892.572.970 INCLUSiÓN PRODUCTIVA DE 1702 576.841.033.290 576.841.033.290 PEQUEÑOS PRODUCTORES RURALES 1100 INTERSUBSECTORIAL AGROPECUARIO 576.841.033.290 576.841.033.290 CIENCIA, TECNOLOGIA EINNOVACiÓN 1708 80.742.515.430 80.742.515.430 AGROPECUARIA 1100 INTERSUBSECTORIAL AGROPECUARIO 80.742 .515.430 80.742.515.430 INFRAESTRUCTURA PRODUCTIVA Y 1709 208.649.656.925 8.413.424 .868 217.063.081.793 COMERCIALIZACiÓN 1100 INTERSUBSECTORIAL AGROPECUARIO 208.649.656.925 8.413.424.868 217.063.081.793 FORTALECIMIENTO DE LA GESTiÓN Y 1799 DIRECCIÓN DEL SECTOR 20.245.942.457 20 .245.942.457 AGROPECUARIO 1100 INTERSUBSECTORIAL AGROPECUARIO 20.245.942.457 20.245.942.457

PRESUPUESTO GENERAL DE LA NACIÓN CTA SUBC APORTE RECURSOS CONCEPTO TOTAL PROG SUBP NACIONAL PROPIOS TOTAL PRESUPUESTO SECCIÓN 993.318.754.147 8.413.424.868 1.001.732.179.015 SECCIÓN: 1901 MINISTERIO DE SALUD Y PROTECCIÓN SOCIAL A. PRESUPUESTO DE FUNCIONAMIENTO 57.761.175.090.551 57.761.175.090.551 C. PRESUPUESTO DE INVERSIÓN 1.872.516.360.881 1.872.516.360.881 SALUD PÚBLICA Y PRESTACIÓN DE 1901 635.791.224.293 635.791.224.293 SERVICIOS 0300 INTERSUBSECTORIAL SALUD 635.791.224.293 635.791.224.293 1905 SALUD PÚBLICA 1.063.917.136.588 1.063.917.136.588 0300 INTERSUBSECTORIAL SALUD 1.063.917.136.588 1.063.917.136.588 ASEGURAMIENTO YPRESTACIÓN 1906 20.388.000.000 20.388.000.000 INTEGRAL DE SERVICIOS DE SALUD 0300 INTERSUBSECTORIAL SALUD 20.388.000.000 20.388.000.000 FORTALECIMIENTO DE LA GESTiÓN Y 1999 DIRECCiÓN DEL SECTOR SALUD Y 152.420.000.000 152.420.000.000 PROTECCiÓN SOCIAL 0300 INTERSUBSECTORIAL SALUD 152.420.000.000 152.420.000.000 TOTAL PRESUPUESTO SECCiÓN 59.633.691.451.432 59.633.691.451.432 SECCiÓN: 1903 INSTITUTO NACIONAL DE SALUD (INS) A. PRESUPUESTO DE FUNCIONAMIENTO 51 .598.730.000 2.977.829.000 54.576.559.000 C. PRESUPUESTO DE INVERSiÓN 56.365.182.897 8.761.000.000 65.126.182.897 SALUD PÚBLICA Y PRESTACiÓN DE 1901 42.678.273.576 7.033.000.000 49.711 .273.576 SERVICIOS 0300 INTERSUBSECTORIAL SALUD 42.678.273.576 7.033.000.000 49.711 .273.576 FORTALECIMIENTO DE LA GESTiÓN Y 1999 DIRECCiÓN DEL SECTOR SALUD Y 13.686.909.321 1.728.000.000 15.414.909.321 PROTECCiÓN SOCIAL 0300 INTERSUBSECTORIAL SALUD 13.686.909.321 1.728.000.000 15.414.909.321 TOTAL PRESUPUESTO SECCiÓN 107.963.912.897 11.738.829.000 119.702.741.897 SECCIÓN: 1910 SUPERINTENDENCIA NACIONAL DE SALUD A. PRESUPUESTO DE FUNCIONAMIENTO 229.182.705.000 229.182.705.000 C. PRESUPUESTO DE INVERSiÓN 79.713.190.919 79.713.190.919 1903 INSPECCiÓN, VIGILANCIA YCONTROL 42.307.251 .540 42.307.251 .540 0300 INTERSUBSECTORIAL SALUD 42.307.251.540 42.307.251 .540 ASEGURAMIENTO YPRESTACiÓN 1906 INTEGRAL DE SERVICIOS DE SALUD 841.649.952 841.649.952 0300 INTERSUBSECTORIAL SALUD 841.649.952 841.649.952 FORTALECIMIENTO DE LA GESTiÓN Y 1999 DIRECCiÓN DEL SECTOR SALUD Y 36.564.289.427 36.564.289.427 PROTECCiÓN SOCIAL 0300 INTERSUBSECTORIAL SALUD 36.564.289.427 36.564.289.427 TOTAL PRESUPUESTO SECCIÓN 308.895.895.919 308.895.895.919 SECCiÓN: 1912 INSTITUTO NACIONAL DE VIGILANCIA DE MEDICAMENTOS YALIMENTOS· INVIMA A. PRESUPUESTO DE FUNCIONAMIENTO 163.529.334.000 163.529.334.000 C. PRESUPUESTO DE INVERSIÓN 94.135.686.070 94.135.686.070 1903 INSPECCiÓN, VIGILANCIA Y CONTROL 65.880.935.448 65.880.935.448 0300 INTERSUBSECTORIAL SALUD 65.880.935.448 65.880.935.448 FORTALECIMIENTO DE LA GESTiÓN Y 1999 DIRECCiÓN DEL SECTOR SALUD Y 28.254.750.622 28.254.750.622 PROTECCiÓN SOCIAL 0300 INTERSUBSECTORIAL SALUD 28.254.750.622 28.254.750.622

2342 PRESUPUESTO GENERAL DE LA NACiÓN CTA SUBC APORTE RECURSOS CONCEPTO TOTAL PROG SUBP NACIONAL PROPIOS TOTAL PRESUPUESTO SECCiÓN 257.665.020.070 257.665.020.070 SECCiÓN: 1913 FONDO DE PREVISiÓN SOCIAL DEL CONGRESO A PRESUPUESTO DE FUNCIONAMIENTO 341.935.098.000 64.479.292.000 406.414.390.000 C. PRESUPUESTO DE INVERSiÓN 307.000.000 307.000.000 FORTALECIMIENTO DE LA GESTiÓN Y 1999 DIRECCiÓN DEL SECTOR SALUD Y 307.000.000 307.000.000 PROTECCiÓN SOCIAL 0300 INTERSUBSECTORIAL SALUD 307.000.000 307.000.000 , I TOTAL PRESUPUESTO SECCiÓN 341.935.098.000 64.786.292.000 406.721.390.000 I SECCiÓN: 1914 FONDO PASIVO SOCIAL DE FERROCARRILES NACIONALES DE COLOMBIA A. PRESUPUESTO DE FUNCIONAMIENTO 593.118.494.000 165.201.670.000 758.320.164.000 C. PRESUPUESTO DE INVERSiÓN 2.680.000.000 2.680.000.000 FORTALECIMIENTO DE LA GESTiÓN Y 1999 DIRECCiÓN DEL SECTOR SALUD Y 2.680.000.000 2.680.000.000 PROTECCiÓN SOCIAL 0300 INTERSUBSECTORIAL SALUD 2.680.000.000 2.680.000.000 TOTAL PRESUPUESTO SECCiÓN 595.798.494.000 165.201.670.000 761.000.164.000 I SECCiÓN: 2101 MINISTERIO DE MINAS Y ENERGIA A. PRESUPUESTO DE FUNCIONAMIENTO 212.613.387.648 212.613.387.648 B. PRESUPUESTO DE SERVICIO DE LA DEUDA 3.459.701.283 3.459.701.283 PÚBLICA C. PRESUPUESTO DE INVERSiÓN 7.168.737.208.897 7.168.737108.897 ACCESO AL SERVICIO PÚBLICO 2101 1.353.130.237.509 1.353.130.237.509 DOMICILIARIO DE GAS COMBUSTIBLE INTERSUBSECTORIAL MINAS y 1900 1.353.130.237.509 1.353.130.237.509 ENERGIA CONSOLIDACiÓN PRODUCTIVA DEL 2102 5.542.337.033.338 5.542.337.033.338 SECTOR DE ENERGIA EL~CTRICA INTERSUBSECTORIAL MINAS y 1900 5.542.337.033.338 5.542.337.033.338 ENERGIA CONSOLIDACiÓN PRODUCTIVA DEL 2103 80.573.551.916 80.573.551 .916 SECTOR HIDROCARBUROS INTERSUBSECTORIAL MINAS y 1900 80.573.551.916 80.573.551 .916 ENERGIA CONSOLIDACiÓN PRODUCTIVA DEL 2104 42.853.853.576 42.853.853.576 SECTOR MINERO INTERSUBSECTORIAL MINAS y 1900 42.853.853.576 42.853.853.576 ENERGIA DESARROLLO AMBIENTAL 2105 SOSTENIBLE DEL SECTOR MINERO 50.093.105.623 50.093.105.623 ENERG~TICO INTERSUBSECTORIAL MINAS y 1900 50.093.105.623 50.093.105.623 ENERGIA GESTiÓN DE LA INFORMACiÓN EN EL 2106 44.104.673.761 44.104.673.761 SECTOR MINERO ENERG~TICO INTERSUBSECTORIAL MINAS y 1900 44.104.673.761 44.104.673.761 ENERGIA FORTALECIMIENTO DE LA GESTiÓN Y 2199 DIRECCiÓN DEL SECTOR MINAS Y 55.644.753.174 55.644.753.174 ENERGIA INTERSUBSECTORIAL MINAS y 1900 55.644.753.174 55.644.753.174 ENERGIA TOTAL PRESUPUESTO SECCiÓN 7.384.810.297.828 7.384.810197.828

PRESUPUESTO GENERAL DE LA NACiÓN CTA SUBC APORTE RECURSOS CONCEPTO TOTAL PROG SUBP NACIONAL PROPIOS SECCIÓN: 2103 SERVICIO GEOLÓGICO COLOMBIANO A. PRESUPUESTO DE FUNCIONAMIENTO 60.428.881.000 14.080.765.000 74.509.646.000 C. PRESUPUESTO DE INVERSiÓN 50.239.000.000 11.182.308.034 61.421.308.034 GESTiÓN DE LA INFORMACiÓN EN EL 2106 36.000.000.000 11.182.308.034 47.182.308.034 SECTOR MINERO ENERGtTICO INTERSUBSECTORIAL MINAS y 1900 36.000.000.000 11 .182.308.034 47.182.308.034 ENERGIA FORTALECIMIENTO DE LA GESTiÓN Y 2199 DIRECCiÓN DEL SECTOR MINAS Y 14.239.000.000 14.239.000.000 ENERGIA INTERSUBSECTORIAL MINAS y 1900 14.239.000.000 14.239.000.000 ENERGIA TOTAL PRESUPUESTO SECCiÓN 110.667.881.000 25.263.073.034 135.930.954.034 SECCiÓN: 2109 UNIDAD DE PLANEACIÓN MINERO ENERGtrlCA—UPME A. PRESUPUESTO DE FUNCIONAMIENTO 33.049.617.730 33.049.617.730 C. PRESUPUESTO DE INVERSiÓN 27.168.241.168 27.168.241.168 CONSOLIDACiÓN PRODUCTIVA DEL 2102 7.000.000.000 7.000.000.000 SECTOR DE ENERGIA ELtCTRICA INTERSUBSECTORIAL MINAS y 1900 7.000.000.000 7.000.000.000 ENERGIA CONSOLIDACiÓN PRODUCTIVA DEL 2103 2.800.000.000 2.800.000.000 SECTOR HIDROCARBUROS INTERSUBSECTORIAL MINAS y 1900 2.800.000.000 2.800.000.000 ENERGIA GESTIÓN DE LA INFORMACiÓN EN EL 2106 11.200.000.000 11200.000.000 SECTOR MINERO ENERGtTICO INTERSUBSECTORIAL MINAS y 1900 11.200.000.000 11 .200.000.000 ENERGIA FORTALECIMIENTO DE LA GESTiÓN Y 2199 DIRECCiÓN DEL SECTOR MINAS Y 6.168.241.168 6.168.241.168 ENERGIA INTERSUBSECTORIAL MINAS y 1900 ENERGIA 6.168.241.168 6.168.241.168 TOTAL PRESUPUESTO SECCiÓN 60.217.858.898 60.217.858.898 SECCiÓN: 2110 INSTITUTO DE PLANIFICACiÓN YPROMOCiÓN DE SOLUCIONES ENERGÉTICAS PARA LAS ZONAS NO INTERCONECTADAS -IPSE A. PRESUPUESTO DE FUNCIONAMIENTO 21.854.476.000 3.814.100.000 25.668.576.000 C. PRESUPUESTO DE INVERSiÓN 256.636.117.750 256.636.117.750 CONSOLIDACiÓN PRODUCTIVA DEL 2102 SECTOR DE ENERGIA ELtCTRICA 250.370.673.040 250.370.673.040 INTERSUBSECTORIAL MINAS y 1900 ENERGIA 250.370.673.040 250.370.673.040 GESTiÓN DE LA INFORMACiÓN EN EL 2106 SECTOR MINERO ENERGtTICO 1250.000.000 1.250.000.000 INTERSUBSECTORIAL MINAS y 1900 ENERGIA 1150.000.000 1.250.000.000 FORTALECIMIENTO DE LA GESTiÓN Y 2199 DIRECCiÓN DEL SECTOR MINAS Y 5.015.444.710 5.015.444.710 ENERGIA INTERSUBSECTORIAL MINAS y 1900 ENERGIA 5.015.444.710 5.015.444.710 TOTAL PRESUPUESTO SECCiÓN 278.490.593.750 3.814.100.000 282.304.693.750 SECCiÓN: 2111 AGENCIA NACIONAL DE HIDROCARBUROS—ANH A. PRESUPUESTO DE FUNCIONAMIENTO 4.062.376.545.369 4.062.376.545.369 C. PRESUPUESTO DE INVERSiÓN 382.524.997.557 382.524.997.557 CONSOLIDACiÓN PRODUCTIVA DEL 2103 52.564.000.000 52.564.000.000 SECTOR HIDROCARBUROS I

PRESUPUESTO GENERAL DE LA NACiÓN CTA SUBC APORTE RECURSOS CONCEPTO TOTAL PROG SUBP NACIONAL PROPIOS INTERSUBSECTORIAL MINAS y 1900 52.564.000.000 52.564.000.000 ENERGIA GESTiÓN DE LA INFORMACiÓN EN EL 2106 313.948.879.601 313.948.879.601 SECTOR MINERO ENERGÉTICO INTERSUBSECTORIAL MINAS y 1900 313.948.879.601 313.948.879.601 ENERGIA FORTALECIMIENTO DE LA GESTiÓN Y I 2199 DIRECCiÓN DEL SECTOR MINAS Y 16.012.117.956 16.012.117.956 I ENERGIA INTERSUBSECTORIAL MINAS y 1900 16.012.117.956 16.012.117.956 ENERGIA TOTAL PRESUPUESTO SECCiÓN 4.444.901.542.926 4.444.901.542.926 SECCiÓN: 2112 AGENCIA NACIONAL DE MINERIA· ANM A. PRESUPUESTO DE FUNCIONAMIENTO 40.509.700.000 62.769.400.000 103179.100.000 C. PRESUPUESTO DE INVERSiÓN 10.000.000.000 146.949.700.000 156.949.700.000 CONSOLIDACiÓN PRODUCTIVA DEL 2104 6.000.000.000 42.299.613.405 48.299.613.405 SECTOR MINERO INTERSUBSECTORIAL MINAS y 1900 6.000.000.000 42.299.613.405 48.299.613.405 ENERGIA DESARROLLO AMBIENTAL 2105 SOSTENIBLE DEL SECTOR MINERO 6.143.278.200 6.143.278.200 ENERGÉTICO I INTERSUBSECTORIAL MINAS y 1900 6.143.278200 6.143.278.200 ENERGIA GESTiÓN DE LA INFORMACiÓN EN EL 2106 2.000.000.000 11.654.968.000 13.654.968.000 SECTOR MINERO ENERGÉTICO INTERSUBSECTORIAl MINAS y 1900 2.000.000.000 11.654.968.000 13.654.968.000 ENERGIA FORTALECIMIENTO DE LA GESTiÓN Y 2199 DIRECCiÓN DEL SECTOR MINAS Y 2.000.000.000 86.851 .840.395 88.851.840.395 ENERGIA INTERSUBSECTORIAL MINAS y 1900 2.000.000.000 86.851 .840.395 88.851.840.395 ENERGIA TOTAL PRESUPUESTO SECCiÓN 50.509.700.000 209.719.100.000 260.228.800.000 SECCiÓN: 2201 MINISTERIO DE EDUCACiÓN NACIONAL A. PRESUPUESTO DE FUNCIONAMIENTO 56195.601.403.954 56.295.601.403.954 C. PRESUPUESTO DE INVERSiÓN 6.220.042.784.412 6.220.042.784.412 CALIDAD, COBERTURA Y 2201 FORTALECIMIENTO DE LA EDUCACiÓN 1.060.546.729.679 1.060.546.729.679 INICIAL, PRESCOLAR, BAslCA y MEDIA 0700 INTERSUBSECTORIAL EDUCACiÓN 1.060.546.729.679 1.060.546.729.679 CALIDAD Y FOMENTO DE LA 2202 5.125.014.817.024 5.125.014.817.024 EDUCACiÓN SUPERIOR 0700 INTERSUBSECTORIAL EDUCACiÓN 5.125.014.817.024 5.125.014.817.024 FORTALECIMIENTO DE LA GESTIÓN Y 2299 34.481 .237.709 34.481.237.709 DIRECCiÓN DEL SECTOR EDUCACiÓN 0700 INTERSUBSECTORIAL EDUCACiÓN 34.481.237.709 34.481.237.709 TOTAL PRESUPUESTO SECCiÓN 62.515.644.188.366 62.515.644.188.366 SECCiÓN: 2234 ESCUELA TECNOLÓGICA INSTITUTO TÉCNICO CENTRAL A. PRESUPUESTO DE FUNCIONAMIENTO 29.629.442.576 11.967.182.084 41.596.624.660 I C. PRESUPUESTO DE INVERSiÓN 7.000.000.000 7.301.492.414 14.301.492,414 CALIDAD Y FOMENTO DE LA 2202 7.000.000.000 7.301.492.414 14.301.492.414 EDUCACiÓN SUPERIOR 0700 INTERSUBSECTORIAL EDUCACiÓN 7.000.000.000 7.301 .492.414 14.301.492.414 TOTAL PRESUPUESTO SECCiÓN 36.629.442.576 19.268.674.498 55.898.117.074

2342 PRESUPUESTO GENERAL DE LA NACiÓN CTA SUBC APORTE RECURSOS CONCEPTO TOTAL PROG SUBP NACIONAL PROPIOS SECCiÓN: 2238 INSTITUTO NACIONAL DE FORMACiÓN TÉCNICA PROFESIONAL DE SAN ANDRÉS YPROVIDENCIA A. PRESUPUESTO DE FUNCIONAMIENTO 6.351.863.090 707.045.262 7.058.908.352 C. PRESUPUESTO DE INVERSiÓN 3.303.719.116 834.513.282 4.138.232.398 CALIDAD YFOMENTO DE LA 2202 3.303.719.116 834.513.282 4.138.232.398 EDUCACiÓN SUPERIOR 0700 INTERSUBSECTORIAL EDUCACiÓN 3.303.719.116 834.513.282 4.138.232.398 TOTAL PRESUPUESTO SECCiÓN 9.655.582.206 1.541.558.544 11.197.140.750 SECCiÓN: 2239 INSTITUTO NACIONAL DE FORMACiÓN TÉCNICA PROFESIONAL DE SAN JUAN DEL CESAR A. PRESUPUESTO DE FUNCIONAMIENTO 7.030.978.073 1.605.833.126 8.636.811.199 C. PRESUPUESTO DE INVERSiÓN 4.000.000.000 3.760.786.646 7.760.786.646 CALIDAD YFOMENTO DE LA 2202 4.000.000.000 3.760.786.646 7.760.786.646 EDUCACiÓN SUPERIOR 0700 INTERSUBSECTORIAL EDUCACiÓN 4.000.000.000 3.760.786.646 7.760.786.646 TOTAL PRESUPUESTO SECCiÓN 11.030.978.073 5.366.619.m 16.397.597.845 SECCiÓN: 2241 INSTITUTO TOLlMENSE DE FORMACiÓN TÉCNICA PROFESIONAL A. PRESUPUESTO DE FUNCIONAMIENTO 13.840.489.817 11.117.695.055 24.958.184.872 C. PRESUPUESTO DE INVERSiÓN 2.717.000.000 5.775.290.121 8.492.290.121 CALIDAD YFOMENTO DE LA 2202 2.717.000.000 5.775.290.121 8.492.290.121 EDUCACiÓN SUPERIOR 0700 INTERSUBSECTORIAL EDUCACiÓN 2.717.000.000 5.775.290.121 8.492.290.121 TOTAL PRESUPUESTO SECCiÓN 16.557.489.817 16.892.985.176 33.450.474.993 SECCiÓN: 2242 INSTITUTO TÉCNICO NACIONAL DE COMERCIO “SIMÓN RODRIGUEZ” DE CALI A. PRESUPUESTO DE FUNCIONAMIENTO 8.102.671.079 4.849.017.000 12.951.688.079 C. PRESUPUESTO DE INVERSiÓN 6.152.395.223 1.467.604.m 7.620.000.000 CALIDAD YFOMENTO DE LA 2202 6.152.395.223 1.467.604 .777 7.620.000.000 EDUCACiÓN SUPERIOR 0700 INTERSUBSECTORIAL EDUCACiÓN 6.152.395.223 1.467.604.777 7.620.000.000 I I TOTAL PRESUPUESTO SECCiÓN 14.255.066.302 6.316.621.777 20.571.688.079 SECCiÓN: 2246 UNIDAD ADMINISTRATIVA ESPECIAL DE ALIMENTACiÓN ESCOLAR A. PRESUPUESTO DE FUNCIONAMIENTO 15.817.624.535 15.817.624.535 C. PRESUPUESTO DE INVERSiÓN 2.000.000.000.000 2.000.000.000.000 CALIDAD, COBERTURA Y 2201 FORTALECIMIENTO DE LA EDUCACiÓN 2.000.000.000.000 2.000.000.000.000 INICIAL, PRESCOLAR, BAslCA y MEDIA 0700 INTERSUBSECTORIAL EDUCACiÓN 2.000 .000.000.000 2.000.000.000.000 TOTAL PRESUPUESTO SECCiÓN 2.015.817.624.535 2.015.817.624.535 SECCiÓN: 2257 ENTES AUTÓNOMOS UNIVERSITARIOS ESTATALES· UNIVERSIDADES PÚBLICAS A. PRESUPUESTO DE FUNCIONAMIENTO 5.654.479.910.886 5.654.479.910.886 C. PRESUPUESTO DE INVERSiÓN 125.299.409.327 125.299.409.327 CALIDAD YFOMENTO DE LA 2202 EDUCACiÓN SUPERIOR 125199.409.327 125.299.409.327 0700 INTERSUBSECTORIAL EDUCACiÓN 125.299.409.327 125.299.409.327

2342 PRESUPUESTO GENERAL DE LA NACiÓN CTA SUBC APORTE RECURSOS CONCEPTO TOTAL PROG SUBP NACIONAL PROPIOS TOTAL PRESUPUESTO SECCiÓN 5.779.779.320.213 5.779.779.320.213 SECCiÓN: 2301 MINISTERIO DE TECNOLOGIAS DE LA INFORMACiÓN YLAS COMUNICACIONES A. PRESUPUESTO DE FUNCIONAMIENTO 120.086.000.000 120.086.000.000 TOTAL PRESUPUESTO SECCiÓN 120.086.000.000 120.086.000.000 SECCiÓN: 2306 FONDO ÚNICO DE TECNOLOGIAS DE LA INFORMACiÓN YLAS COMUNICACIONES A. PRESUPUESTO DE FUNCIONAMIENTO 590.536.481.1 08 590.536.481.108 C. PRESUPUESTO DE INVERSiÓN 946.791.142.366 2.026.787.685.892 2.973.578.828.258 FACILITAR EL ACCESO YUSO DE LAS TECNOLOGIAS DE LA INFORMACIÓN Y 2301 740.291.142.366 1.410.226.738.890 2.150.517.881 .256 LAS COMUNICACIONES (TIC) EN TODO EL TERRITORIO NACIONAL INTERSUBSECTORIAL 0400 740.291.142.366 1.410.226.738.890 2.150.517.881.256 COMUNICACIONES FOMENTO DEL DESARROLLO DE APLICACIONES, SOFTWARE Y CONTENIDOS PARA IMPULSAR LA 2302 201.500.000.000 486.418.180.537 687.918.180.537 APROPIACiÓN DE LAS TECNOLOGIAS DE LA INFORMACiÓN YLAS COMUNICACIONES INTERSUBSECTORIAL 0400 201.500.000.000 486.418.180.537 687.918.180.537 COMUNICACIONES FORTALECIMIENTO DE LA GESTIÓN Y 2399 DIRECCiÓN DEL SECTOR 5.000.000.000 130.142.766.465 135.142.766.465 COMUNICACIONES INTERSUBSECTORIAL 0400 5.000.000.000 130.142.766.465 135.142.766.465 COMUNICACIONES TOTAL PRESUPUESTO SECCIÓN 946.791.142.366 2.617.324.167.000 3.564.115.309.366 SECCiÓN: 2308 UNIDAD ADMINISTRATIVA ESPECIAL COMISiÓN DE REGULACiÓN DE COMUNICACIONES A. PRESUPUESTO DE FUNCIONAMIENTO 34.466.820.854 34.466.820.854 C. PRESUPUESTO DE INVERSiÓN 17.726.519.146 17.726.519.146 FACILITAR EL ACCESO YUSO DE LAS TECNOLOGIAS DE LA INFORMACIÓN Y 2301 11.704.514.655 11.704.514.655 LAS COMUNICACIONES (TIC) EN TODO EL TERRITORIO NACIONAL INTERSUBSECTORIAL 0400 11.704.514.655 11.704.514.655 COMUNICACIONES FORTALECIMIENTO DE LA GESTIÓN Y 2399 DIRECCiÓN DEL SECTOR 6.022.004.491 6.022.004.491 COMUNICACIONES INTERSUBSECTORIAL 0400 6.022.004.491 6.022.004.491 COMUNICACIONES TOTAL PRESUPUESTO SECCiÓN 52.193.340.000 52.193.340.000 SECCiÓN: 2309 AGENCIA NACIONAL DEL ESPECTRO· ANE A. PRESUPUESTO DE FUNCIONAMIENTO 20.197.057.368 20.197.057.368 C. PRESUPUESTO DE INVERSiÓN 27.103.942.632 27.103.942.632 FACILITAR EL ACCESO YUSO DE LAS TECNOLOGIAS DE LA INFORMACiÓN Y 2301 16.224.489.129 16.224.489.129 LAS COMUNICACIONES (TIC) EN TODO EL TERRITORIO NACIONAL INTERSUBSECTORIAL 0400 16.224.489.129 16.224.489.129 COMUNICACIONES FORTALECIMIENTO DE LA GESTiÓN Y 2399 DIRECCiÓN DEL SECTOR 10.879.453.503 10.879.453.503 COMUNICACIONES

2342 PRESUPUESTO GENERAL DE LA NACiÓN CTA SUBC APORTE RECURSOS CONCEPTO TOTAL PROG SUBP NACIONAL PROPIOS 0400 INTERSUBSECTORIAL 10.879.453.503 10.879.453.503 COMUNICACIONES TOTAL PRESUPUESTO SECCiÓN 47.301.000.000 47.301.000.000 SECCiÓN: 2311 COMPUTADORES PARA EDUCAR (CPE) A. PRESUPUESTO DE FUNCIONAMIENTO 23.190.260.527 23.190.260.527 C. PRESUPUESTO DE INVERSiÓN 156.723.731.473 156.723.731.473 FACILITAR EL ACCESO YUSO DE LAS TECNOLOGIAS DE LA INFORMACiÓN Y 2301 156.723.731.473 156.723.731.473 LAS COMUNICACIONES (TIC) EN TODO EL TERRITORIO NACIONAL INTERSUBSECTORIAL 0400 156.723.731.473 156.723.131.473 COMUNICACIONES TOTAL PRESUPUESTO SECCiÓN 179.913.992.000 179.913.992.000 SECCiÓN: 2312 CORPORACiÓN AGENCIA NACIONAL DE GOBIERNO DIGITAL· AND A. PRESUPUESTO DE FUNCIONAMIENTO 4.607.104.918 4.607.104.918 C. PRESUPUESTO DE INVERSiÓN 43.907.317.082 43.907.317.082 FOMENTO DEL DESARROLLO DE APLICACIONES, SOFTWARE Y CONTENIDOS PARA IMPULSAR LA 2302 43.907.317.082 43.907.317.082 APROPIACiÓN DE LAS TECNOLOGIAS DE LA INFORMACiÓN YLAS COMUNICACIONES INTERSUBSECTORIAL 0400 43.907.317 .082 43.907.317.082 COMUNICACIONES TOTAL PRESUPUESTO SECCiÓN 48.514.422.000 48.514.422.000 SECCiÓN: 2401 MINISTERIO DE TRANSPORTE A. PRESUPUESTO DE FUNCIONAMIENTO 323.798.605.865 323.798.605.865 B. PRESUPUESTO DE SERVICIO DE LA DEUDA PÚBLICA 5.072.034.135 5.072.034.135 C. PRESUPUESTO DE INVERSiÓN 194.842.660.893 194.842.660.893 INFRAESTRUCTURA RED VIAL 2402 REGIONAL 49.865.000.000 49.865.000.000 0600 INTERSUBSECTORIAL TRANSPORTE 49.865.000.000 49.865.000.000 INFRAESTRUCTURA DE TRANSPORTE 2406 FLUVIAL 1.300.000.000 1.300.000.000 0600 INTERSUBSECTORIAL TRANSPORTE 1.300.000.000 1.300.000.000 INFRAESTRUCTURA YSERVICIOS DE 2407 LOGISTlCA DE TRANSPORTE 34.800.000.000 34.800.000.000 0600 INTERSUBSECTORIAL TRANSPORTE 34.800.000.000 34.800.000.000 REGULACiÓN YSUPERVISiÓN DE 2410 INFRAESTRUCTURA YSERVICIOS DE 11.511.660.893 11.511.660.893 TRANSPORTE 0600 INTERSUBSECTORIAL TRANSPORTE 11.511.660.893 77.577.660.893 FORTALECIMIENTO DE LA GESTiÓN Y 2499 DIRECCiÓN DEL SECTOR 31.300.000.000 31.300.000.000 TRANSPORTE 0600 INTERSUBSECTORIAL TRANSPORTE 31.300.000.000 31.300.000.000 TOTAL PRESUPUESTO SECCiÓN 523.713.300.893 523.713.300.893 SECCiÓN: 2402 INSTITUTO NACIONAL DE vlAs A. PRESUPUESTO DE FUNCIONAMIENTO 213.175.023.986 213.175.023.986 B. PRESUPUESTO DE SERVICIO DE LA DEUDA 601.876.014 601.876.014 PÚBLICA C. PRESUPUESTO DE INVERSiÓN 3.263.098.502.972 1.055.597.126.134 4.318.695.629.106

PRESUPUESTO GENERAL DE LA NACiÓN CTA SUBC APORTE RECURSOS CONCEPTO TOTAL PROG SUBP NACIONAL PROPIOS INFRAESTRUCTURA RED VIAL 2401 1.656.505.590.078 833.320.574.917 2.489.826.164.995 PRIMARIA 0600 INTERSUBSECTORIAL TRANSPORTE 1.656.505.590.078 833.320.574.917 2.489.826.164.995 INFRAESTRUCTURA RED VIAL 2402 1.412.133.823.717 50.024.601.512 1.462.158.425.229 REGIONAL 0600 INTERSUBSECTORIAL TRANSPORTE 1.412.133.823.717 50.024.601.512 1.462.158.425.229 INFRAESTRUCTURA DE TRANSPORTE 2404 20.359.089.177 20.359.089.177 FÉRREO 0600 INTERSUBSECTORIAL TRANSPORTE 20.359.089.177 20.359.089.177 INFRAESTRUCTURA DE TRANSPORTE 2405 MARITIMO 70.000.000.000 70.000.000.000 0600 INTERSUBSECTORIAL TRANSPORTE 70.000.000.000 70.000.000.000 INFRAESTRUCTURA DE TRANSPORTE 2406 100.700.000.000 100.700.000.000 FLUVIAL 0600 INTERSUBSECTORIAL TRANSPORTE 100.700.000.000 100.700.000.000 2409 SEGURIDAD DE TRANSPORTE 13.000.000.000 83.308.064.489 96.308.064 .489 0600 INTERSUBSECTORIAL TRANSPORTE 13.000.000.000 83.308.064.489 96.308.064.489 REGULACiÓN Y SUPERVISiÓN DE 2410 INFRAESTRUCTURA Y SERVICIOS DE 13.600.000.000 1.870.375.743 15.470.375.743 TRANSPORTE 0600 INTERSUBSECTORIAL TRANSPORTE 13.600.000.000 1.870.375.743 15.470.375.743 FORTALECIMIENTO DE LA GESTiÓN Y 2499 DIRECCiÓN DEL SECTOR 46.800.000.000 17.073.509.473 63.873.509.473 TRANSPORTE 0600 INTERSUBSECTORIAL TRANSPORTE 46.800.000.000 17.073.509.473 63.873.509.473 TOTAL PRESUPUESTO SECCiÓN 3.476.875.402.972 1.055.597.126.134 4.532.472.529.106 SECCIÓN: 2412 UNIDAD ADMINISTRATIVA ESPECIAL DE LA AERONÁUTICA CIVIL A. PRESUPUESTO DE FUNCIONAMIENTO 805.690.344.000 805.690.344.000 C. PRESUPUESTO DE INVERSiÓN 1.768.182.313.328 1.768.182.313.328 INFRAESTRUCTURA Y SERVICIOS DE 2403 1.638.837.451.055 1.638.837.451 .055 TRANSPORTE AÉREO 0600 INTERSUBSECTORIAL TRANSPORTE 1.638.837.451.055 1.638.837.451 .055 2409 SEGURIDAD DE TRANSPORTE 41.774.862.273 41 .774.862.273 0600 INTERSUBSECTORIAL TRANSPORTE 41.774.862.273 41.774.862.273 FORTALECIMIENTO DE LA GESTiÓN Y 2499 DIRECCiÓN DEL SECTOR 87.570.000.000 87.570.000.000 TRANSPORTE 0600 INTERSUBSECTORIAL TRANSPORTE 87.570.000.000 87.570.000.000 TOTAL PRESUPUESTO SECCiÓN 2.573.872.657.328 2.573.872.657.328 SECCiÓN: 2413 AGENCIA NACIONAL DE INFRAESTRUCTURA A. PRESUPUESTO DE FUNCIONAMIENTO 10.647.256.000 119.191.849.092 129.839.105.092 B. PRESUPUESTO DE SERVICIO DE LA DEUDA PÚBLICA 1.539.512.571.000 1.539.512.571.000 C. PRESUPUESTO DE INVERSiÓN 7.320.175.388.722 153.689.150.908 7.473.864.539.630 INFRAESTRUCTURA RED VIAL 2401 PRIMARIA 7.153.266.094.769 7.153.266.094.769 0600 INTERSUBSECTORIAL TRANSPORTE 7.153.266.094.769 7.153.266.094.769 INFRAESTRUCTURA Y SERVICIOS DE 2403 4.034.524.599 4.034.524.599 TRANSPORTE AÉREO 0600 INTERSUBSECTORIAL TRANSPORTE 4.034.524.599 4.034.524.599 INFRAESTRUCTURA DE TRANSPORTE 2404 FÉRREO 6.000.000.000 128.057.209.397 134.057.209.397 0600 INTERSUBSECTORIAL TRANSPORTE 6.000.000.000 128.057.209.397 134.057.209.397 INFRAESTRUCTURA DE TRANSPORTE 2405 MAR/TIMO 4.104.000.000 4.104.000.000 0600 INTERSUBSECTORIAL TRANSPORTE 4.104.000.000 4.104.000.000 INFRAESTRUCTURA DE TRANSPORTE 2406 FLUVIAL 94.960.668.540 94.960.668.540 0600 INTERSUBSECTORIAL TRANSPORTE 94.960.668.540 94.960.668.540

PRESUPUESTO GENERAL DE LA NACiÓN CTA SUBC APORTE RECURSOS CONCEPTO TOTAL PROG SUBP NACIONAL PROPIOS FORTALECIMIENTO DE LA GESTiÓN Y 2499 DIRECCiÓN DEL SECTOR 57.810.100.814 25.631.941.511 83.442 .042.325 TRANSPORTE 0600 INTERSUBSECTORIAL TRANSPORTE 57.810.100.814 25.631.941.511 83.442 .042.325 TOTAL PRESUPUESTO SECCiÓN 8.870.335.215.722 272.881.000.000 9.143.216.215.722 SECCIÓN: 2414 UNIDAD DE PLANEACIÓN DEL SECTOR DE INFRAESTRUCTURA DE TRANSPORTE A. PRESUPUESTO DE FUNCIONAMIENTO 17.097.628.000 17.097.628.000 C. PRESUPUESTO DE INVERSiÓN 17.612.900.123 17.612.900.123 REGULACiÓN YSUPERVISiÓN DE 2410 INFRAESTRUCTURA YSERVICIOS DE 14.512.900.123 14.512.900.123 TRANSPORTE 0600 INTERSUBSECTORIAL TRANSPORTE 14.512.900.123 14.512.900.123 FORTALECIMIENTO DE LA GESTiÓN Y 2499 DIRECCiÓN DEL SECTOR 3.100.000.000 3.100.000.000 TRANSPORTE 0600 INTERSUBSECTORIAL TRANSPORTE 3.100.000.000 3.100.000.000 TOTAL PRESUPUESTO SECCiÓN 34.710.528.123 34.710.528.123 SECCiÓN: 2415 COMISiÓN DE REGULACiÓN DE INFRAESTRUCTURA YTRANSPORTE A. PRESUPUESTO DE FUNCIONAMIENTO 1.330.936.000 1.330.936.000 TOTAL PRESUPUESTO SECCiÓN 1.330.936.000 1.330.936.000 SECCiÓN: 2416 AGENCIA NACIONAL DE SEGURIDAD VIAL A. PRESUPUESTO DE FUNCIONAMIENTO 26.774.065.000 26.774.065.000 C. PRESUPUESTO DE INVERSiÓN 168.269.000.000 168.269.000.000 2409 SEGURIDAD DE TRANSPORTE 156.314.789.646 156.314.789.646 0600 INTERSUBSECTORIAL TRANSPORTE 156.314.789.646 156.314.789.646 FORTALECIMIENTO DE LA GESTiÓN Y 2499 DIRECCiÓN DEL SECTOR 11 .954.210.354 11.954.210.354 TRANSPORTE 0600 INTERSUBSECTORIAL TRANSPORTE 11 .954.210.354 11.954.210.354 TOTAL PRESUPUESTO SECCiÓN 195.043.065.000 195.043.065.000 SECCiÓN: 2417 SUPERINTENDENCIA DE PUERTOS YTRANSPORTE A. PRESUPUESTO DE FUNCIONAMIENTO 57.558.857.000 57.558.857.000 C. PRESUPUESTO DE INVERSiÓN 21.457.922.478 21.457.922.478 REGULACiÓN YSUPERVISiÓN DE 2410 INFRAESTRUCTURA YSERVICIOS DE 9.909.757.581 9.909.757.581 TRANSPORTE 0600 INTERSUBSECTORIAL TRANSPORTE 9.909.757.581 9.909.757.581 FORTALECIMIENTO DE LA GESTiÓN Y 2499 DIRECCiÓN DEL SECTOR 11 .548.164 .897 11.548.164.897 TRANSPORTE 0600 INTERSUBSECTORIAL TRANSPORTE 11 .548.164.897 11.548.164.897 TOTAL PRESUPUESTO SECCiÓN 79.016.779.478 79.016.779.478 SECCiÓN: 2501 PROCURADURIA GENERAL DE LA NACiÓN A. PRESUPUESTO DE FUNCIONAMIENTO 1.235.228.000.000 1.235.228.000.000 C. PRESUPUESTO DE INVERSiÓN 137.314.716.530 137.314.716.530

PRESUPUESTO GENERAL DE LA NACiÓN CTA SUBC APORTE RECURSOS CONCEPTO TOTAL PROG SUBP NACIONAL PROPIOS PROMOCION. PROTECCION y DEFENSA DE LOS DERECHOS 2502 200.000.000 200.000.000 HUMANOS Y EL DERECHO INTERNACIONAL HUMANITARIO 1000 INTERSUBSECTORIAL GOBIERNO 200.000.000 200.000.000 FORTALECIMIENTO DE LA GESTiÓN Y 2599 DIRECCiÓN DEL SECTOR 137.114.716.530 137.114.716.530 ORGANISMOS DE CONTROL 1000 INTERSUBSECTORIAL GOBIERNO 137.114.716.530 137.114.716.530 TOTAL PRESUPUESTO SECCiÓN 1.372.542.716.530 1.372.542.716.530 SECCiÓN: 2502 DEFENSORrA DEL PUEBLO A. PRESUPUESTO DE FUNCIONAMIENTO 1.110.889.000.000 1.110.889.000.000 C. PRESUPUESTO DE INVERSiÓN 162.901.505.415 162.901.505.415 PROMOCiÓN. PROTECCiÓN Y DEFENSA DE LOS DERECHOS 2502 74.817.639.567 74.817.639.567 HUMANOS YEL DERECHO INTERNACIONAL HUMANITARIO 1000 INTERSUBSECTORIAL GOBIERNO 74.817.639.567 74.817.639.567 FORTALECIMIENTO DE LA GESTiÓN Y 2599 DIRECCiÓN DEL SECTOR 88.083.865.848 88.083.865.848 ORGANISMOS DE CONTROL 1000 INTERSUBSECTORIAL GOBIERNO 88.083.865.848 88.083.865.848 TOTAL PRESUPUESTO SECCiÓN 1.273.790.505.415 1.273.790.505.415 SECCiÓN: 2601 CONTRALORrA GENERAL DE LA REPÚBLICA A. PRESUPUESTO DE FUNCIONAMIENTO 1.224.929.000.000 1.224.929.000.000 C. PRESUPUESTO DE INVERSiÓN 238.842.438.700 238.842.438.700 FORTALECIMIENTO DEL CONTROL Y LA VIGILANCIA DE LA GESTiÓN FISCAL 2501 61 .243.334.135 61.243.334.135 YRESARCIMIENTO AL DAÑO DEL PATRIMONIO PÚBLICO 1000 INTERSUBSECTORIAL GOBIERNO 61 .243.334.135 61 .243.334.135 FORTALECIMIENTO DE LA GESTiÓN Y 2599 DIRECCiÓN DEL SECTOR 177.599.104.565 177.599.104.565 ORGANISMOS DE CONTROL 1000 INTERSUBSECTORIAL GOBIERNO 177.599.104.565 177.599.104.565 TOTAL PRESUPUESTO SECCiÓN 1.463.771.438.700 1.463.771.438.700 SECCiÓN: 2602 FONDO DE BIENESTAR SOCIAL DE LA CONTRALORIA GENERAL DE LA REPÚBLICA A. PRESUPUESTO DE FUNCIONAMIENTO 108.426.000.000 17.750.000.000 126.176.000.000 TOTAL PRESUPUESTO SECCiÓN 108.426.000.000 17.750.000.000 126.176.000.000 SECCiÓN: 2701 RAMA JUDICIAL A. PRESUPUESTO DE FUNCIONAMIENTO 8.048.691.500.000 8.048.691.500.000 B. PRESUPUESTO DE SERVICIO DE LA DEUDA PÚBLICA 17.695.578.136 17.695.578.136 C. PRESUPUESTO DE INVERSiÓN 1.148.691.817.886 1.148.691.817.886 MEJORAMIENTO DE LAS 2701 COMPETENCIAS DE LA 1.148.691 .817.886 1.148.691 .817.886 ADMINISTRACION DE JUSTICIA 0800 INTERSUBSECTORIAL JUSTICIA 1.148.691 .817.886 1.148.691 .817.886 TOTAL PRESUPUESTO SECCiÓN 9.215.078.896.022 9.215.078.896.022

PRESUPUESTO GENERAL DE LA NACiÓN CTA SUBC APORTE RECURSOS CONCEPTO TOTAL PROG SUBP NACIONAL PROPIOS SECCiÓN: 2801 REGISTRADURIA NACIONAL DEL ESTADO CIVIL A. PRESUPUESTO DE FUNCIONAMIENTO 1.028.930.729.617 1.028.930.729.617 C. PRESUPUESTO DE INVERSiÓN 174.199.572.685 174.199.572.685 IDENTIFICACiÓN Y REGISTRO DEL 2802 154.424.117.350 154.424.117.350 ESTADO CIVIL DE LA POBLACiÓN 1000 INTERSUBSECTORIAL GOBIERNO 154.424.117.350 154.424.117.350 FORTALECIMIENTO DE LA GESTiÓN Y 2899 DIRECCiÓN DEL SECTOR 19.775.455.335 19.775.455.335 REGISTRADURIA 1000 INTERSUBSECTORIAL GOBIERNO 19.775.455.335 19.775.455.335 TOTAL PRESUPUESTO SECCiÓN 1.203.130.302.302 1.203.130.302.302 SECCiÓN: 2802 FONDO ROTATORIO DE LA REGISTRADURIA A. PRESUPUESTO DE FUNCIONAMIENTO 80.764.416.835 80.764.416.835 C. PRESUPUESTO DE INVERSiÓN 12.011.510.572 123.506.622.398 135.518.132.970 PROCESOS DEMOCRÁTICOS Y 2801 6.466.102.825 6.523.730.185 12.989.833.010 ASUNTOS ELECTORALES 1000 INTERSUBSECTORIAL GOBIERNO 6.466.102.825 6.523.730.185 12.989 .833.010 IDENTIFICACiÓN Y REGISTRO DEL 2802 5.545.407.747 5.550.659.951 11 .096.067.698 ESTADO CIVIL DE LA POBLACiÓN 1000 INTERSUBSECTORIAL GOBIERNO 5.545.407.747 5.550.659.951 11.096.067.698 FORTALECIMIENTO DE LA GESTiÓN Y 2899 DIRECCiÓN DEL SECTOR 111.432.232.262 111 .432.232.262 REGISTRADURIA 1000 INTERSUBSECTORIAL GOBIERNO 111.432.232.262 111.432.232.262 TOTAL PRESUPUESTO SECCiÓN 12.011.510.572 204.271.039.233 216.282.549.805 SECCiÓN: 2803 FONDO SOCIAL DE VIVIENDA DE LA REGISTRADURIA NACIONAL DEL ESTADO CIVIL A. PRESUPUESTO DE FUNCIONAMIENTO 15.349.613.200 15.349.613.200 TOTAL PRESUPUESTO SECCiÓN 15.349.613.200 15.349.613.200 SECCiÓN: 2804 CONSEJO NACIONAL ELECTORAL- CNE A. PRESUPUESTO DE FUNCIONAMIENTO 224.299.312.595 224.299.312.595 C. PRESUPUESTO DE INVERSiÓN 690.706.153 690.706.153 PROCESOS DEMOCRÁTICOS Y 2801 ASUNTOS ELECTORALES 690.706.153 690.706.153 1000 INTERSUBSECTORIAL GOBIERNO 690.706.153 690.706.153 TOTAL PRESUPUESTO SECCiÓN 224.990.018.748 224.990.018.748 SECCiÓN: 2901 FISCALIA GENERAL DE LA NACiÓN A. PRESUPUESTO DE FUNCIONAMIENTO 5.696.420.000.000 5.696.420.000.000 B. PRESUPUESTO DE SERVICIO DE LA DEUDA PÚBLICA 173.977.914.661 173.977.914.661 C. PRESUPUESTO DE INVERSiÓN 151.786.000.000 151.786.000.000 EFECTIVIDAD DE LA INVESTIGACiÓN 2901 PENAL YTÉCNICO CIENTIFICA 22.285.000.000 22.285.000.000 0800 INTERSUBSECTORIAL JUSTICIA 22.285.000.000 22.285.000.000 FORTALECIMIENTO DE LA GESTiÓN Y 2999 DIRECCiÓN DEL SECTOR FISCALlA 129.501 .000.000 129.501.000.000 0800 INTERSUBSECTORIAL JUSTICIA 129.501.000.000 129.501 .000.000 TOTAL PRESUPUESTO SECCiÓN 6.022.183.914.661 6.022.183.914.661

2342 PRESUPUESTO GENERAL DE LA NACiÓN CTA SUBC APORTE RECURSOS CONCEPTO TOTAL PROG SUBP NACIONAL PROPIOS SECCiÓN: 2902 INSTITUTO NACIONAL DE MEDICINA LEGAL Y CIENCIAS FORENSES A. PRESUPUESTO DE FUNCIONAMIENTO 332.921.100.000 1.177.600.000 334.098.700.000 C. PRESUPUESTO DE INVERSiÓN 89.685.115.679 6.908.160.000 96.593175.679 EFECTIVIDAD DE LA INVESTIGACiÓN 2901 54.345.000.000 6.908.160.000 61 .253.160.000 PENAL YTÉCNICO CIENTIFICA 0800 INTERSUBSECTORIAL JUSTICIA 54.345.000.000 6.908.160.000 61253.160.000 FORTALECIMIENTO DE LA GESTiÓN Y 2999 35.340.115.679 35.340.115.679 DIRECCiÓN DEL SECTOR FISCALIA 0800 INTERSUBSECTORIAL JUSTICIA 35.340.115.679 35.340.115.679 TOTAL PRESUPUESTO SECCiÓN 422.606.215.679 8.085.760.000 430.691.975.679 SECCiÓN: 2904 FONDO ESPECIAL PARA LA ADMINISTRACiÓN DE BIENES DE LA FISCALlA GENERAL DE LA NACiÓN A. PRESUPUESTO DE FUNCIONAMIENTO 18.870.249.000 18.870.249.000 C. PRESUPUESTO DE INVERSiÓN 21.556.842.476 21.556.842.476 EFECTIVIDAD DE LA INVESTIGACiÓN 2901 200.000.000 200.000.000 PENAL Y TÉCNICO CIENTIFICA 0800 INTERSUBSECTORIAL JUSTICIA 200.000.000 200.000.000 FORTALECIMIENTO DE LA GESTiÓN Y 2999 21 .356.842.476 21.356.842.476 DIRECCiÓN DEL SECTOR FISCALlA 0800 INTERSUBSECTORIAL JUSTICIA 21 .356.842.476 21.356.842.476 TOTAL PRESUPUESTO SECCiÓN 40.427.091 .476 40.427.091A76 SECCiÓN: 3201 MINISTERIO DE AMBIENTE Y DESARROLLO SOSTENIBLE A. PRESUPUESTO DE FUNCIONAMIENTO 315.421.261.000 315.421161.000 C. PRESUPUESTO DE INVERSiÓN 1.242.981.081.052 1.242.981.081 .052 FORTALECIMIENTO DEL DESEMPEÑO 3201 AMBIENTAL DE LOS SECTORES, 989.306.698.475 989.306.698.475 PRODUCTIVOS 0900 INTERSUBSECTORIAL AMBIENTE 989.306.698.475 989.306.698.475 CONSERVACiÓN DE LA 3202 BIODIVERSIDAD y SUS SERVICIOS 80.510.744.264 80.510.744.264 ECOSISTÉMICOS 0900 INTERSUBSECTORIAL AMBIENTE 80.510.744.264 80.510.744.264 GESTiÓN INTEGRAL DEL RECURSO 3203 5.500.000.000 5.500.000.000 HIDRICO 0900 INTERSUBSECTORIAL AMBIENTE 5.500.000.000 5.500.000.000 GESTiÓN DE LA INFORMACiÓN YEL 3204 CONOCIMIENTO AMBIENTAL 32.506.292.170 32.506.292.170 0900 INTERSUBSECTORIAL AMBIENTE 32.506.292.170 32.506.292.170 ORDENAMIENTO AMBIENTAL 3205 TERRITORIAL 7.300.000.000 7.300.000.000 0900 INTERSUBSECTORIAL AMBIENTE 7.300.000.000 7.300.000.000 GESTiÓN DEL CAMBIO CLIMÁTICO 3206 PARA UN DESARROLLO BAJO EN 14.500.000.000 14.500.000.000 CARBONO YRESILlENTE AL CLIMA 0900 INTERSUBSECTORIAL AMBIENTE 14.500.000.000 14.500.000.000 GESTiÓN INTEGRAL DE MARES. 3207 COSTAS YRECURSOS ACUÁTICOS 5.000.000.000 5.000.000.000 0900 INTERSUBSECTORIAL AMBIENTE 5.000.000.000 5.000.000.000 3208 EDUCACION AMBIENTAL 10.000.000.000 10.000.000.000 0900 INTERSUBSECTORIAL AMBIENTE 10.000.000.000 10.000.000.000 FORTALECIMIENTO DE LA GESTiÓN Y 3299 DIRECCiÓN DEL SECTOR AMBIENTE Y 98.357.346.143 98.357.346.143 DESARROLLO SOSTENIBLE 0900 INTERSUBSECTORIAL AMBIENTE 98.357.346.143 98.357.346.143 TOTAL PRESUPUESTO SECCiÓN 1.558.402.342.052 1.558.402.342.052

2342 PRESUPUESTO GENERAL DE LA NACiÓN CTA SUBC APORTE RECURSOS CONCEPTO TOTAL PROG SUBP NACIONAL PROPIOS SECCiÓN: 3202 INSTITUTO DE HIDROLOGIA, METEOROLOGIA y ESTUDIOS AMBIENTALES· IDEAM A. PRESUPUESTO DE FUNCIONAMIENTO 61.520.291.000 61.520.291.000 C. PRESUPUESTO DE INVERSiÓN 29.225.074.635 6.935.910.847 36.160.985.482 GESTiÓN DE LA INFORMACiÓN Y EL 3204 15.016.169.908 6.935.910.847 21.952.080.755 CONOCIMIENTO AMBIENTAL 0900 INTERSUBSECTORIAL AMBIENTE 15.016.169.908 6.935.910.847 21.952.080.755 FORTALECIMIENTO DE LA GESTiÓN Y 3299 DIRECCiÓN DEL SECTOR AMBIENTE Y 14.208.904.727 14.208 .904.727 DESARROLLO SOSTENIBLE 0900 INTERSUBSECTORIAL AMBIENTE 14.208.904.727 14.208.904.727 TOTAL PRESUPUESTO SECCiÓN 90.745.365.635 6.935.910.847 97.681.276.482 SECCiÓN: 3204 FONDO NACIONAL AMBIENTAL A. PRESUPUESTO DE FUNCIONAMIENTO 94.262.862.000 94.262.862.000 C. PRESUPUESTO DE INVERSiÓN 179.088.697.454 179.088.697.454 FORTALECIMIENTO DEL DESEMPEÑO 3201 AMBIENTAL DE LOS SECTORES 70.978.302.363 70.978.302.363 PRODUCTIVOS 0900 INTERSUBSECTORIAL AMBIENTE 70.978.302.363 70.978.302.363 CONSERVACiÓN DE LA 3202 BIODIVERSIDAD y SUS SERVICIOS 77.539.479.454 77.539.479.454 ECOSIST~MICOS 0900 INTERSUBSECTORIAL AMBIENTE 77.539.479.454 77.539.479.454 FORTALECIMIENTO DE LA GESTiÓN Y 3299 DIRECCiÓN DEL SECTOR AMBIENTE Y 30.570.915.637 30.570.915.637 DESARROLLO SOSTENIBLE 0900 INTERSUBSECTORIAL AMBIENTE 30.570.915.637 30.570.915.637 TOTAL PRESUPUESTO SECCiÓN 273.351.559.454 273.351.559.454 SECCiÓN: 3208 CORPORACiÓN AUTÓNOMA REGIONAL DE LOS VALLES DEL SINÚ y SAN JORGE (CVS) A. PRESUPUESTO DE FUNCIONAMIENTO 3.722.668.000 3.722.668.000 C. PRESUPUESTO DE INVERSiÓN 3.555.502.554 3.555.502.554 CONSERVACiÓN DE LA 3202 BIODIVERSIDAD y SUS SERVICIOS 3.555.502.554 3.555.502.554 ECOSIST~MICOS 0900 INTERSUBSECTORIAL AMBIENTE 3.555.502.554 3.555.502.554 TOTAL PRESUPUESTO SECCiÓN 7.278.170.554 7.278.170.554 SECCiÓN: 3209 CORPORACiÓN AUTÓNOMA REGIONAL DEL QUINDIO (CRQ) A. PRESUPUESTO DE FUNCIONAMIENTO 6.312.398.800 6.312.398.800 TOTAL PRESUPUESTO SECCiÓN 6.312.398.800 6.312.398.800 SECCiÓN: 3210 CORPORACiÓN PARA EL DESARROLLO SOSTENIBLE DEL URABÁ (CORPOURABÁ) A. PRESUPUESTO DE FUNCIONAMIENTO 4.562.801.000 4.562.801.000 TOTAL PRESUPUESTO SECCiÓN 4.562.801.000 4.562.801.000

2342

PRESUPUESTO GENERAL DE LA NACIÓN

CTA PROG	SUBC SUBP	CONCEPTO	APORTE NACIONAL	RECURSOS PROPIOS	TOTAL
		SECCIÓN: 3211 **CORPORACIÓN AUTÓNOMA REGIONAL DE CALDAS (CORPOCALDAS)**			
A.		PRESUPUESTO DE FUNCIONAMIENTO	4.770.067.000		4.770.067.000
		TOTAL PRESUPUESTO SECCIÓN	4.770.067.000		4.770.067.000
		SECCIÓN: 3212 **CORPORACIÓN AUTÓNOMA REGIONAL PARA EL DESARROLLO SOSTENIBLE DEL CHOCO (CODECHOCO)**			
A.		PRESUPUESTO DE FUNCIONAMIENTO	2.557.225.000		2.557.225.000
		TOTAL PRESUPUESTO SECCIÓN	2.557.225.000		2.557.225.000
		SECCIÓN: 3213 **CORPORACIÓN AUTÓNOMA REGIONAL PARA LA DEFENSA DE LA MESETA DE BUCARAMANGA (CDMB)**			
A.		PRESUPUESTO DE FUNCIONAMIENTO	1.535.066.000		1.535.066.000
		TOTAL PRESUPUESTO SECCIÓN	1.535.066.000		1.535.066.000
		SECCIÓN: 3214 **CORPORACIÓN AUTÓNOMA REGIONAL DEL TOLIMA (CORTOLIMA)**			
A.		PRESUPUESTO DE FUNCIONAMIENTO	2.651.441.000		2.651.441.000
		TOTAL PRESUPUESTO SECCIÓN	2.651.441.000		2.651.441.000
		SECCIÓN: 3215 **CORPORACIÓN AUTÓNOMA REGIONAL DE RISARALDA (CARDER)**			
A.		PRESUPUESTO DE FUNCIONAMIENTO	3.183.319.000		3.183.319.000
		TOTAL PRESUPUESTO SECCIÓN	3.183.319.000		3.183.319.000
		SECCIÓN: 3216 **CORPORACIÓN AUTÓNOMA REGIONAL DE NARIÑO (CORPONARIÑO)**			
A.		PRESUPUESTO DE FUNCIONAMIENTO	3.178.416.000		3.178.416.000
		TOTAL PRESUPUESTO SECCIÓN	3.178.416.000		3.178.416.000
		SECCIÓN: 3217 **CORPORACIÓN AUTÓNOMA REGIONAL DE LA FRONTERA NORORIENTAL (CORPONOR)**			
A.		PRESUPUESTO DE FUNCIONAMIENTO	4.794.182.000		4.794.182.000
		TOTAL PRESUPUESTO SECCIÓN	4.794.182.000		4.794.182.000
		SECCIÓN: 3218 **CORPORACIÓN AUTÓNOMA REGIONAL DE LA GUAJIRA (CORPOGUAJIRA)**			
A.		PRESUPUESTO DE FUNCIONAMIENTO	4.577.093.000		4.577.093.000
		TOTAL PRESUPUESTO SECCIÓN	4.577.093.000		4.577.093.000
		SECCIÓN: 3219 **CORPORACIÓN AUTÓNOMA REGIONAL DEL CESAR (CORPOCESAR)**			
A.		PRESUPUESTO DE FUNCIONAMIENTO	3.636.106.600		3.636.106.600
		TOTAL PRESUPUESTO SECCIÓN	3.636.106.600		3.636.106.600

2342

PRESUPUESTO GENERAL DE LA NACIÓN

CTA PROG	SUBC SUBP	CONCEPTO	APORTE NACIONAL	RECURSOS PROPIOS	TOTAL
		SECCIÓN: 3221 **CORPORACIÓN AUTÓNOMA REGIONAL DEL CAUCA (CRC)**			
		A. PRESUPUESTO DE FUNCIONAMIENTO	7.207.747.000		7.207.747.000
		TOTAL PRESUPUESTO SECCIÓN	7.207.747.000		7.207.747.000
		SECCIÓN: 3222 **CORPORACIÓN AUTÓNOMA REGIONAL DEL MAGDALENA (CORPAMAG)**			
		A. PRESUPUESTO DE FUNCIONAMIENTO	6.007.037.000		6.007.037.000
		TOTAL PRESUPUESTO SECCIÓN	6.007.037.000		6.007.037.000
		SECCIÓN: 3223 **CORPORACIÓN PARA EL DESARROLLO SOSTENIBLE DEL SUR DE LA AMAZONIA (CORPOAMAZONIA)**			
		A. PRESUPUESTO DE FUNCIONAMIENTO	2.793.461.000		2.793.461.000
		TOTAL PRESUPUESTO SECCIÓN	2.793.461.000		2.793.461.000
		SECCIÓN: 3224 **CORPORACIÓN PARA EL DESARROLLO SOSTENIBLE DEL NORTE Y ORIENTE DE LA AMAZONIA (CDA)**			
		A. PRESUPUESTO DE FUNCIONAMIENTO	2.934.836.400		2.934.836.400
		TOTAL PRESUPUESTO SECCIÓN	2.934.836.400		2.934.836.400
		SECCIÓN: 3226 **CORPORACIÓN PARA EL DESARROLLO SOSTENIBLE DEL ARCHIPIÉLAGO DE SAN ANDRÉS, PROVIDENCIA Y SANTA CATALINA (CORALINA)**			
		A. PRESUPUESTO DE FUNCIONAMIENTO	2.871.191.000		2.871.191.000
		TOTAL PRESUPUESTO SECCIÓN	2.871.191.000		2.871.191.000
		SECCIÓN: 3227 **CORPORACIÓN PARA EL DESARROLLO SOSTENIBLE DEL ÁREA DE MANEJO ESPECIAL LA MACARENA (CORMACARENA)**			
		A. PRESUPUESTO DE FUNCIONAMIENTO	3.119.807.000		3.119.807.000
		C. PRESUPUESTO DE INVERSIÓN	1.847.448.768		1.847.448.768
3202		CONSERVACIÓN DE LA BIODIVERSIDAD Y SUS SERVICIOS ECOSISTÉMICOS	1.847.448.768		1.847.448.768
	0900	INTERSUBSECTORIAL AMBIENTE	1.847.448.768		1.847.448.768
		TOTAL PRESUPUESTO SECCIÓN	4.967.255.768		4.967.255.768
		SECCIÓN: 3228 **CORPORACIÓN PARA EL DESARROLLO SOSTENIBLE DE LA MOJANA Y EL SAN JORGE (CORPOMOJANA)**			
		A. PRESUPUESTO DE FUNCIONAMIENTO	2.820.811.000		2.820.811.000
		TOTAL PRESUPUESTO SECCIÓN	2.820.811.000		2.820.811.000
		SECCIÓN: 3229 **CORPORACIÓN AUTÓNOMA REGIONAL DE LA ORINOQUIA (CORPORINOQUIA)**			
		A. PRESUPUESTO DE FUNCIONAMIENTO	2.666.473.000		2.666.473.000
		TOTAL PRESUPUESTO SECCIÓN	2.666.473.000		2.666.473.000

2312 PRESUPUESTO GENERAL DE LA NACiÓN CTA SUBC APORTE RECURSOS CONCEPTO TOTAL PROG SUBP NACIONAL PROPIOS SECCiÓN: 3230 CORPORACiÓN AUTÓNOMA REGIONAL DE SUCRE (CARSUCRE) A. PRESUPUESTO DE FUNCIONAMIENTO 3.121.254.400 3.121.254AOO TOTAL PRESUPUESTO SECCiÓN 3.121.254.400 3.121 .254.400 SECCiÓN: 3231 CORPORACiÓN AUTÓNOMA REGIONAL DEL ALTO MAGDALENA (CAM) A. PRESUPUESTO DE FUNCIONAMIENTO 2.957.485.000 2.957.485.000 TOTAL PRESUPUESTO SECCiÓN 2.957.485.000 2.957.485.000 SECCiÓN: 3232 CORPORACiÓN AUTÓNOMA REGIONAL DEL CENTRO DE ANTIOQUIA (CORANTIOQUIA) A. PRESUPUESTO DE FUNCIONAMIENTO 3.233.550.400 3.233.550AOO TOTAL PRESUPUESTO SECCiÓN 3.233.550.400 3.233.550.400 SECCiÓN: 3233 CORPORACiÓN AUTÓNOMA REGIONAL DEL ATLÁNTiCO (CRA) A. PRESUPUESTO DE FUNCIONAMIENTO 2.533.175.000 2.533.175.000 TOTAL PRESUPUESTO SECCiÓN 2.533.175.000 2.533.175.000 SECCiÓN: 3234 CORPORACiÓN AUTÓNOMA REGIONAL DE SANTANDER (CAS) A. PRESUPUESTO DE FUNCIONAMIENTO 2.862.736.000 2.862.736.000 TOTAL PRESUPUESTO SECCiÓN 2.862.736.000 2.862.736.000 SECCiÓN: 3235 CORPORACiÓN AUTÓNOMA REGIONAL DE BOYACÁ (CORPOBOYACÁ) A. PRESUPUESTO DE FUNCIONAMIENTO 2.836.299.600 2.836.299.600 TOTAL PRESUPUESTO SECCiÓN 2.836.299.600 2.836.299.600 SECCiÓN: 3236 CORPORACiÓN AUTÓNOMA REGIONAL DE CHIVOR (CORPOCHIVOR) A. PRESUPUESTO DE FUNCIONAMIENTO 2.901.405.200 2.901 .405.200 TOTAL PRESUPUESTO SECCiÓN 2.901.405.200 2.901 ..405.200 SECCiÓN: 3237 CORPORACiÓN AUTÓNOMA REGIONAL DEL GUAVIO (CORPOGUAVIO) A. PRESUPUESTO DE FUNCIONAMIENTO 947.219.000 947.219.000 TOTAL PRESUPUESTO SECCiÓN 947.219.000 947.219.000 SECCiÓN: 3238 CORPORACiÓN AUTÓNOMA REGIONAL DEL CANAL DEL DIQUE (CARDIQUE) A. PRESUPUESTO DE FUNCIONAMIENTO 3.072.722.000 3.072.722.000 TOTAL PRESUPUESTO SECCiÓN 3.072.722.000 3.072.722.000

2342

PRESUPUESTO GENERAL DE LA NACIÓN

CTA PROG	SUBC SUBP	CONCEPTO	APORTE NACIONAL	RECURSOS PROPIOS	TOTAL
		SECCIÓN: 3239 CORPORACIÓN AUTÓNOMA REGIONAL DEL SUR DE BOLIVAR (CSB)			
		A. PRESUPUESTO DE FUNCIONAMIENTO	**3.344.486.600**		**3.344.486.600**
		TOTAL PRESUPUESTO SECCIÓN	**3.344.486.600**		**3.344.486.600**
		SECCIÓN: 3301 MINISTERIO DE LAS CULTURAS, LAS ARTES Y LOS SABERES			
		A. PRESUPUESTO DE FUNCIONAMIENTO	**375.788.951.374**		**375.788.951.374**
		C. PRESUPUESTO DE INVERSIÓN	**949.197.580.182**		**949.197.580.182**
3301		PROMOCIÓN Y ACCESO EFECTIVO A PROCESOS CULTURALES Y ARTÍSTICOS	719.421.194.444		719.421.194.444
	1603	ARTE Y CULTURA	719.421.194.444		719.421.194.444
3302		GESTIÓN, PROTECCIÓN Y SALVAGUARDIA DEL PATRIMONIO CULTURAL COLOMBIANO	205.098.792.654		205.098.792.654
	1603	ARTE Y CULTURA	205.098.792.654		205.098.792.654
3399		FORTALECIMIENTO DE LA GESTIÓN Y DIRECCIÓN DEL SECTOR CULTURA	24.677.593.084		24.677.593.084
	1603	ARTE Y CULTURA	24.677.593.084		24.677.593.084
		TOTAL PRESUPUESTO SECCIÓN	**1.324.986.531.556**		**1.324.986.531.556**
		SECCIÓN: 3304 ARCHIVO GENERAL DE LA NACIÓN			
		A. PRESUPUESTO DE FUNCIONAMIENTO	**19.069.800.056**	**192.522.613**	**19.262.322.669**
		C. PRESUPUESTO DE INVERSIÓN	**24.372.283.741**	**6.144.291.271**	**30.516.575.012**
3302		GESTIÓN, PROTECCIÓN Y SALVAGUARDIA DEL PATRIMONIO CULTURAL COLOMBIANO	5.001.332.655	5.182.615.858	10.183.948.513
	1603	ARTE Y CULTURA	5.001.332.655	5.182.615.858	10.183.948.513
3399		FORTALECIMIENTO DE LA GESTIÓN Y DIRECCIÓN DEL SECTOR CULTURA	19.370.951.086	961.675.413	20.332.626.499
	1603	ARTE Y CULTURA	19.370.951.086	961.675.413	20.332.626.499
		TOTAL PRESUPUESTO SECCIÓN	**43.442.083.797**	**6.336.813.884**	**49.778.897.681**
		SECCIÓN: 3305 INSTITUTO COLOMBIANO DE ANTROPOLOGÍA E HISTORIA			
		A. PRESUPUESTO DE FUNCIONAMIENTO	**24.195.884.467**	**2.579.219.013**	**26.775.103.480**
		C. PRESUPUESTO DE INVERSIÓN	**28.167.202.056**	**7.080.219.000**	**35.247.421.056**
3302		GESTIÓN, PROTECCIÓN Y SALVAGUARDIA DEL PATRIMONIO CULTURAL COLOMBIANO	20.009.776.914	7.080.219.000	27.089.995.914
	1603	ARTE Y CULTURA	20.009.776.914	7.080.219.000	27.089.995.914
3399		FORTALECIMIENTO DE LA GESTIÓN Y DIRECCIÓN DEL SECTOR CULTURA	8.157.425.142		8.157.425.142
	1603	ARTE Y CULTURA	8.157.425.142		8.157.425.142
		TOTAL PRESUPUESTO SECCIÓN	**52.363.086.523**	**9.659.438.013**	**62.022.524.536**
		SECCIÓN: 3307 INSTITUTO CARO Y CUERVO			
		A. PRESUPUESTO DE FUNCIONAMIENTO	**15.197.041.891**	**973.962.520**	**16.171.004.411**
		C. PRESUPUESTO DE INVERSIÓN	**12.250.116.000**	**1.709.888.515**	**13.960.004.515**
3302		GESTIÓN, PROTECCIÓN Y SALVAGUARDIA DEL PATRIMONIO CULTURAL COLOMBIANO	9.187.587.000	570.909.936	9.758.496.936
	1603	ARTE Y CULTURA	9.187.587.000	570.909.936	9.758.496.936
3399		FORTALECIMIENTO DE LA GESTIÓN Y DIRECCIÓN DEL SECTOR CULTURA	3.062.529.000	1.138.978.579	4.201.507.579

2342 PRESUPUESTO GENERAL DE LA NACiÓN CTA SUBC APORTE RECURSOS CONCEPTO TOTAL PROG SUBP NACIONAL PROPIOS 1603 ARTE YCULTURA 3.062.529.000 1.138.978.579 4.201 .507.579 TOTAL PRESUPUESTO SECCiÓN 27.447.157.891 2.683.851.035 30.131.008.926 SECCiÓN: 3401 AUDITORIA GENERAL DE LA REPÚBLICA A. PRESUPUESTO DE FUNCIONAMIENTO 46.252.000.000 46.252.000.000 C. PRESUPUESTO DE INVERSiÓN 13.103.000.000 13.103.000.000 FORTALECIMIENTO DEL CONTROL Y LA VIGILANCIA DE LA GESTiÓN FISCAL 2501 6291.756.820 6.291.756.820 YRESARCIMIENTO AL DAÑO DEL PATRIMONIO PÚBLICO 1000 INTERSUBSECTORIAL GOBIERNO 6.291.756.820 6.291.756.820 FORTALECIMIENTO DE LA GESTiÓN Y 2599 DIRECCiÓN DEL SECTOR 6.811 .243.180 6.811.243.180 ORGANISMOS DE CONTROL 1000 INTERSUBSECTORIAL GOBIERNO 6.811 .243.180 6.811.243.180 I TOTAL PRESUPUESTO SECCiÓN 59.355.000.000 59.355.000.000 SECCiÓN: 3501 MINISTERIO DE COMERCIO, INDUSTRIA YTURISMO A. PRESUPUESTO DE FUNCIONAMIENTO 735.394.930.000 735.394.930.000 C. PRESUPUESTO DE INVERSiÓN 214.146.286.350 214.146.286.350 INTERNACIONALlZACIÓN DE LA 3501 33.785.391 .761 33.785.391.761 ECONOMIA INTERSUBSECTORIAL INDUSTRIA y 0200 33.785.391.761 33.785.391.761 COMERCIO PRODUCTIVIDAD YCOMPETITIVIDAD 3502 172.036.937.659 172.036.937.659 DE LAS EMPRESAS COLOMBIANAS INTERSUBSECTORIAL INDUSTRIA y 0200 172.036.937.659 172.036.937.659 COMERCIO AMBIENTE REGULATORIO Y 3503 ECONÓMICO PARA LA COMPETENCIA 152.422.406 152.422.406 YLA ACTIVIDAD EMPRESARIAL INTERSUBSECTORIAL INDUSTRIA y 0200 152.422.406 152.422.406 COMERCIO FORTALECIMIENTO DE LA GESTiÓN Y 3599 DIRECCiÓN DEL SECTOR COMERCIO, 8.171.534.524 8.171.534.524 INDUSTRIA YTURISMO INTERSUBSECTORIAL INDUSTRIA y 0200 8.171.534.524 8.171.534.524 COMERCIO TOTAL PRESUPUESTO SECCiÓN 949.541.216.350 949.541.216.350 SECCiÓN: 3502 SUPERINTENDENCIA DE SOCIEDADES A. PRESUPUESTO DE FUNCIONAMIENTO 166.200.097.000 166.200.097.000 C. PRESUPUESTO DE INVERSiÓN 32.309.457.632 32.309.457.632 PRODUCTIVIDAD YCOMPETITIVIDAD 3502 4.467.344.345 4.467.344.345 DE LAS EMPRESAS COLOMBIANAS INTERSUBSECTORIAL INDUSTRIA y 0200 4.467.344.345 4.467.344.345 COMERCIO FORTALECIMIENTO DE LA GESTiÓN Y 3599 DIRECCiÓN DEL SECTOR COMERCIO, 27.842.113.287 27.842.113.287 INDUSTRIA YTURISMO INTERSUBSECTORIAL INDUSTRIA y 0200 27.842.113.287 27.842.113.287 COMERCIO TOTAL PRESUPUESTO SECCiÓN 198.509.554.632 198.509.554.632 SECCiÓN: 3503 SUPERINTENDENCIA DE INDUSTRIA YCOMERCIO A. PRESUPUESTO DE FUNCIONAMIENTO 182.998.712.110 182.998.712.110 C. PRESUPUESTO DE INVERSiÓN 110.124.446.000 110.124.446.000

PRESUPUESTO GENERAL DE LA NACiÓN CTA SUBC APORTE RECURSOS CONCEPTO TOTAL PROG SUBP NACIONAL PROPIOS AMBIENTE REGULATORIO y 3503 ECONÓMICO PARA LA COMPETENCIA 47.436.778.271 47.436.778.271 YLA ACTIVIDAD EMPRESARIAL INTERSUBSECTORIAL INDUSTRIA y 0200 47.436.778.271 47.436.778.271 COMERCIO FORTALECIMIENTO DE LA GESTiÓN Y 3599 DIRECCiÓN DEL SECTOR COMERCIO, 62.687.667.729 62.687.667.729 INDUSTRIA YTURISMO INTERSUBSECTORIAL INDUSTRIA y 0200 62.687.667.729 62.687.667.729 COMERCIO TOTAL PRESUPUESTO SECCiÓN 293.123.158,110 293.123.158.110 SECCiÓN: 3504 UNIDAD ADMINISTRATIVA ESPECIAL JUNTA CENTRAL CONTADORES A. PRESUPUESTO DE FUNCIONAMIENTO 8.023.108.000 8.023.108.000 C. PRESUPUESTO DE INVERSiÓN 10.748.535.000 10.748.535.000 AMBIENTE REGULATORIO y 3503 ECONÓMICO PARA LA COMPETENCIA 4.238.534.376 4.238.534.376 YLA ACTIVIDAD EMPRESARIAL INTERSUBSECTORIAL INDUSTRIA y 0200 4,238.534.376 4.238.534.376 COMERCIO FORTALECIMIENTO DE LA GESTiÓN Y 3599 DIRECCiÓN DEL SECTOR COMERCIO, 6.510.000.624 6.510.000.624 INDUSTRIA YTURISMO INTERSUBSECTORIAL INDUSTRIA y 0200 6.510.000.624 6.510.000.624 COMERCIO TOTAL PRESUPUESTO SECCiÓN 18.771.643.000 18.771.643.000 SECCiÓN: 3505 INSTITUTO NACIONAL DE METROLOGIA • INM A, PRESUPUESTO DE FUNCIONAMIENTO 22.077.844.000 237.121 .000 22.314.965.000 C. PRESUPUESTO DE INVERSiÓN 16.560.080.048 2.326.953.817 18.887.033.865 PRODUCTIVIDAD YCOMPETITIVIDAD 3502 9.888.672.338 1.256.537.833 11.145.210.171 DE LAS EMPRESAS COLOMBIANAS INTERSUBSECTORIAL INDUSTRIA y 0200 9.888.672.338 1.256.537.833 11.145.210.171 COMERCIO FORTALECIMIENTO DE LA GESTiÓN Y 3599 DIRECCiÓN DEL SECTOR COMERCIO, 6.671.407.710 1.070.415.984 7.741 .823.694 INDUSTRIA YTURISMO INTERSUBSECTORIAL INDUSTRIA y 0200 6.671.407.710 1.070.415.984 7.741 .823.694 COMERCIO TOTAL PRESUPUESTO SECCiÓN 38.637.924.048 2.564.074.817 41.201.998.865 SECCiÓN: 3601 MINISTERIO DEL TRABAJO A PRESUPUESTO DE FUNCIONAMIENTO 38.321.492.706.000 38.321.492.706.000 C. PRESUPUESTO DE INVERSiÓN 405.936.051.080 405.936.051.080 3601 PROTECCiÓN SOCIAL 263.171.000.000 263.171 .000.000 INTERSUBSECTORIAL TRABAJO y 1300 263.171.000.000 263.171 .000.000 BIENESTAR SOCIAL GENERACiÓN YFORMALIZACiÓN DEL 3602 64.469.001 .133 64.469.001.133 EMPLEO INTERSUBSECTORIAL TRABAJO y 1300 64.469.001.133 64.469.001.133 BIENESTAR SOCIAL 3603 FORMACiÓN PARA EL TRABAJO 2.100.000.000 2.100.000.000 INTERSUBSECTORIAL TRABAJO y 1300 2.100.000.000 2.100.000.000 BIENESTAR SOCIAL DERECHOS FUNDAMENTALES DEL 3604 TRABAJO YFORTALECIMIENTO DEL 17.462.219.455 17.462.219.455 DIALOGO SOCIAL INTERSUBSECTORIAL TRABAJO y 1300 17.462.219.455 17.462.219.455 BIENESTAR SOCIAL FOMENTO DE LA INVESTIGACiÓN, 3605 DESARROLLO TECNOLÓGICO E 35.580.788.770 35.580.788.770 INNOVACiÓN DEL SECTOR TRABAJO

2342 PRESUPUESTO GENERAL DE LA NACiÓN CTA SUBC APORTE RECURSOS CONCEPTO TOTAL PROG SUBP NACIONAL PROPIOS INTERSUBSECTORIAL TRABAJO y 1300 35.580.788.770 35.580.788.770 BIENESTAR SOCIAL FORTALECIMIENTO DE LA GESTIÓN Y 3699 23.153.041.722 23.153.041.722 DIRECCiÓN DEL SECTOR TRABAJO INTERSUBSECTORIAL TRABAJO y 1300 23.153.041.722 23.153.041.722 BIENESTAR SOCIAL TOTAL PRESUPUESTO SECCiÓN 38.727.428.757.080 38.727.428.757.080 SECCiÓN: 3602 SERVICIO NACIONAL DE APRENDIZAJE (SENA) A. PRESUPUESTO DE FUNCIONAMIENTO 124.606.214.000 124.606.214.000 C. PRESUPUESTO DE INVERSiÓN 3.258.632.211 .701 2.160.310.340.000 5.418.942.551.701 GENERACiÓN Y FORMALIZACiÓN DEL 3602 223.500.000.000 195.000.000.000 418.500.000.000 EMPLEO INTERSUBSECTORIAL TRABAJO y 1300 223.500.000.000 195.000.000.000 418.500.000.000 BIENESTAR SOCIAL 3603 FORMACiÓN PARA EL TRABAJO 2.620.329.211 .701 1.514.214.340.000 4.134.543.551.701 INTERSUBSECTORIAL TRABAJO y 1300 2.620.329.211.701 1.514.214.340.000 4.134.543.551.701 BIENESTAR SOCIAL I FOMENTO DE LA INVESTIGACiÓN. 3605 DESARROLLO TECNOLÓGICO E 289.997.000.000 289.997.000.000 INNOVACiÓN DEL SECTOR TRABAJO INTERSUBSECTORIAL TRABAJO y 1300 289.997.000.000 289.997.000.000 BIENESTAR SOCIAL FORTALECIMIENTO DE LA GESTiÓN Y 3699 414.803.000.000 161 .099.000.000 575.902.000.000 DIRECCiÓN DEL SECTOR TRABAJO INTERSUBSECTORIAL TRABAJO y 1300 414.803.000.000 161.099.000.000 575.902.000.000 BIENESTAR SOCIAL TOTAL PRESUPUESTO SECCiÓN 3.258.632.211.701 2.284.916.554.000 5.543.548.765.701 SECCiÓN: 3612 UNIDAD ADMINISTRATIVA ESPECIAL DE ORGANIZACIONES SOLIDARIAS A. PRESUPUESTO DE FUNCIONAMIENTO 9.586.273.000 9.586.273.000 C. PRESUPUESTO DE INVERSiÓN 35.000.000.000 35.000.000.000 GENERACiÓN YFORMALIZACiÓN DEL 3602 33.578.185.961 33.578.185.961 EMPLEO INTERSUBSECTORIAL TRABAJO y 1300 33.578.185.961 33.578.185.961 BIENESTAR SOCIAL FORTALECIMIENTO DE LA GESTiÓN Y 3699 1.421.814.039 1.421.814.039 DIRECCiÓN DEL SECTOR TRABAJO INTERSUBSECTORIAL TRABAJO y 1300 1.421 .814.039 1.421.814.039 BIENESTAR SOCIAL TOTAL PRESUPUESTO SECCiÓN 44.586.273.000 44.586.273.000 SECCiÓN: 3613 UNIDAD ADMINISTRATIVA ESPECIAL DEL SERVICIO PÚBLICO DE EMPLEO A. PRESUPUESTO DE FUNCIONAMIENTO 13.909.157.000 13.909.157.000 C. PRESUPUESTO DE INVERSiÓN 17.000.000.000 17.000.000.000 GENERACiÓN YFORMALIZACiÓN DEL 3602 9.811 .022.891 9.811 .022.891 EMPLEO INTERSUBSECTORIAL TRABAJO y 1300 9.811 .022.891 9.811 .022.891 BIENESTAR SOCIAL FORTALECIMIENTO DE LA GESTiÓN Y 3699 7.188.977.109 7.188.977.109 DIRECCiÓN DEL SECTOR TRABAJO INTERSUBSECTORIAL TRABAJO y 1300 7.188.977.109 7.188.977.109 BIENESTAR SOCIAL TOTAL PRESUPUESTO SECCiÓN 30.909.157.000 30.909.157.000 SECCiÓN: 3701 MINISTERIO DEL INTERIOR A. PRESUPUESTO DE FUNCIONAMIENTO 858.542.700.000 858.542.700.000 C. PRESUPUESTO DE INVERSIÓN 593.383.750.314 593.383.750.314

PRESUPUESTO GENERAL DE LA NACiÓN CTA SUBC APORTE RECURSOS CONCEPTO TOTAL PROG SUBP NACIONAL PROPIOS FORTALECIMIENTO INSTITUCIONAL A LOS PROCESOS ORGANIZATlVOS DE CONCERTACiÓN; GARANTIA, 3701 295.451.046.540 295.451.046.540 PREVENCiÓN YRESPETO DE LOS DERECHOS HUMANOS COMO FUNDAMENTOS PARA LA PAZ 1000 INTERSUBSECTORIAL GOBIERNO 295.451.046.540 295.451.046.540 FORTALECIMIENTO ALA GOBERNABILlDAD TERRITORIAL PARA 3702 206.312.033.277 206.312.033.277 LA SEGURIDAD, CONVIVENCIA CIUDADANA, PAZ YPOST-CONFLICTO 1000 INTERSUBSECTORIAL GOBIERNO 206.312.033.277 206.312.033.277 POLlTICA PÚBLICA DE VICTIMAS DEL 3703 CONFLICTO ARMADO Y 2.612.773.306 2.612.773.306 POSTCONFLlCTO 1000 INTERSUBSECTORIAL GOBIERNO 2.612.773.306 2.612.773.306 PARTICIPACiÓN CIUDADANA, POLITICA 3704 54.997.246.000 54.997.246.000 y DIVERSIDAD DE CREENCIAS 1000 INTERSUBSECTORIAL GOBIERNO 54.997.246.000 54.997.246.000 FORTALECIMIENTO DE LA GESTiÓN Y 3799 34.010.651.191 34.010.651.191 DIRECCiÓN DEL SECTOR INTERIOR 1000 INTERSUBSECTORIAL GOBIERNO 34.010.651.191 34.010.651.191 TOTAL PRESUPUESTO SECCiÓN 1.451.926.450.314 1.451.926.450.314 SECCiÓN: 3703 DIRECCiÓN NACIONAL DEL DERECHO DE AUTOR A. PRESUPUESTO DE FUNCIONAMIENTO 5.280.400.000 5.280.400.000 C. PRESUPUESTO DE INVERSiÓN 816M2.507 816.442.507 PROTECCiÓN, PROMOCiÓN Y 3706 DIFUSiÓN DEL DERECHO DE AUTOR Y 816.442.507 816.442.507 LOS DERECHOS CONEXOS 1000 INTERSUBSECTORIAL GOBIERNO 816.442.507 816.442.507 TOTAL PRESUPUESTO SECCiÓN 6.096.842.507 6.096.842.507 SECCiÓN: 3704 CORPORACiÓN NACIONAL PARA LA RECONSTRUCCiÓN DE LA CUENCA DEL Rlo PÁEZ y ZONAS ALEDAÑAS NASA KI WE A. PRESUPUESTO DE FUNCIONAMIENTO 4.073.400.000 4.073.400.000 C. PRESUPUESTO DE INVERSiÓN 10,754.247.508 10.754.247.508 GESTiÓN DEL RIESGO DE DESASTRES NATURALES YANTRÓPICOS EN LA 3707 ZONA DE INFLUENCIA DEL VOLCÁN 10.754.247.508 10.754.247.508 NEVADO DEL HUILA 1000 INTERSUBSECTORIAL GOBIERNO 10.754.247.508 10.754.247.508 TOTAL PRESUPUESTO SECCiÓN 14.827.647.508 14.827.647.508 SECCiÓN: 3708 UNIDAD NACIONAL DE PROTECCiÓN—UNP A. PRESUPUESTO DE FUNCIONAMIENTO 2.206.488.300.000 164.697.000.000 2.371.185.300.000 B. PRESUPUESTO DE SERVICIO DE LA DEUDA PÚBLICA 3.610.711.702 3.610.711.702 C, PRESUPUESTO DE INVERSiÓN 4,403.313.940 4.403.313.940 FORTALECIMIENTO DE LA GESTiÓN Y 3799 DIRECCiÓN DEL SECTOR INTERIOR 4.403.313.940 4.403.313.940 1000 INTERSUBSECTORIAL GOBIERNO 4.403.313.940 4.403.313.940 TOTAL PRESUPUESTO SECCiÓN 2.214.502.325.642 164.697.000.000 2.379.199.325.642 SECCiÓN: 3709 DIRECCiÓN NACIONAL DE BOMBEROS A. PRESUPUESTO DE FUNCIONAMIENTO 6.326.800.000 6.326.800.000

2342 PRESUPUESTO GENERAL DE LA NACiÓN , CTA SUBC APORTE RECURSOS CONCEPTO TOTAL PROG SUBP NACIONAL PROPIOS C. PRESUPUESTO DE INVERSiÓN 62.050.000.000 62.050.000.000 FORTALECIMIENTO INSTITUCIONAL Y 3708 OPERATIVO DE LOS BOMBEROS DE 62.050.000.000 62 .050.000.000 COLOMBIA 1000 INTERSUBSECTORIAL GOBIERNO 62.050.000.000 62.050.000.000 TOTAL PRESUPUESTO SECCiÓN 68.376.800.000 68.376.800.000 SECCiÓN: 3801 COMISiÓN NACIONAL DEL SERVICIO CIVIL A. PRESUPUESTO DE FUNCIONAMIENTO 5.690.268.054 28.692.040.127 34.382.308.181 C. PRESUPUESTO DE INVERSiÓN 104.270.494.380 104.270.494.380 ADMINISTRACiÓN YVIGILANCIA DE 0504 LAS CARRERAS ADMINISTRATIVAS DE 91 .117.449.493 91 .117.449.493 LOS SERVIDORES PÚBLICOS 1000 INTERSUBSECTORIAL GOBIERNO 91.117.449.493 91 .117.449.493 FORTALECIMIENTO DE LA GESTiÓN Y 0599 DIRECCiÓN DEL SECTOR EMPLEO 13.153.044.887 13.153.044.887 PÚBLICO 1000 INTERSUBSECTORIAL GOBIERNO 13.153.044.887 13.153.044.887 TOTAL PRESUPUESTO SECCiÓN 5.690.268.054 132.962.534.507 138.652.802.561 SECCIÓN: 3901 MINISTERIO DE CIENCIA, TECNOLOGIA EINNOVACiÓN A. PRESUPUESTO DE FUNCIONAMIENTO 30.401.222.000 30.401.222.000 C. PRESUPUESTO DE INVERSiÓN 367.474.229.073 367.474.229.073 INVESTIGACiÓN CON CALIDAD E 3902 149.389.362.184 149.389.362.184 IMPACTO 1000 INTERSUBSECTORIAL GOBIERNO 149.389.362.184 149.389.362.184 DESARROLLO TECNOLÓGICO E 3903 INNOVACiÓN PARA CRECIMIENTO 21.000.000.000 21.000.000.000 EMPRESARIAL 1000 INTERSUBSECTORIAL GOBIERNO 21.000.000.000 21 .000.000.000 FORTALECIMIENTO DE LA 3905 GOBERNANZA EINSTITUCIONALlDAD 23.000.000.000 23.000.000.000 MULTINIVEL DEL SECTOR DE CTEI 1000 INTERSUBSECTORIAL GOBIERNO 23.000.000.000 23.000.000.000 FOMENTO AVOCACIONES Y FORMACiÓN, GENERACiÓN, USO Y 3906 APROPIACiÓN SOCIAL DEL 141 .634.866.889 141 .634.866.889 CONOCIMIENTO DE LA CIENCIA, TECNOLOGIA EINNOVACiÓN 1000 INTERSUBSECTORIAL GOBIERNO 141 .634.866.889 141.634 .866.889 FORTALECIMIENTO DE LA GESTiÓN Y 3999 DIRECCiÓN DEL SECTOR CIENCIA Y 32.450.000.000 32.450.000.000 TECNOLOGIA 1000 INTERSUBSECTORIAL GOBIERNO 32.450.000.000 32.450.000.000 TOTAL PRESUPUESTO SECCiÓN 397.875.451.073 397.875.451.073 SECCiÓN: 4001 MINISTERIO DE VIVIENDA, CIUDAD YTERRiTORIO A. PRESUPUESTO DE FUNCIONAMIENTO 3.765.838.903.562 3.765.838.903.562 C. PRESUPUESTO DE INVERSiÓN 1.629.925.488.518 1.629.925.488.518 4001 ACCESO A SOLUCIONES DE VIVIENDA 66.880.000.000 66.880.000.000 INTERSUBSECTORIAL VIVIENDA y 1400 66.880.000.000 66.880.000.000 DESARROLLO TERRITORIAL ORDENAMIENTO TERRITORIAL Y 4002 88.735.000.000 88.735.000.000 DESARROLLO URBANO INTERSUBSECTORIAL VIVIENDA y 1400 88.735.000.000 88.735.000.000 DESARROLLO TERRITORIAL ACCESO DE LA POBLACiÓN A LOS 4003 SERVICIOS DE AGUA POTABLE Y 1.404.942.083.626 1.404.942.083.626 SANEAMIENTO BÁSICO

PRESUPUESTO GENERAL DE LA NACiÓN CTA SUBC APORTE RECURSOS CONCEPTO TOTAL PROG SUBP NACIONAL PROPIOS INTERSUBSECTORIAL VIVIENDA y 1400 1.404.942.083.626 1.404.942.083.626 DESARROLLO TERRITORIAL FORTALECIMIENTO DE LA GESTiÓN Y 4099 DIRECCiÓN DEL SECTOR VIVIENDA, 69.368.404.892 69.366.404.692 CIUDAD YTERRITORIO INTERSUBSECTORIAL VIVIENDA y 1400 69.368.404.692 69.366.404.692 DESARROLLO TERRITORIAL TOTAL PRESUPUESTO SECCiÓN 5.395.764.392.080 5.395.764.392.080 SECCiÓN: 4002 FONDO NACIONAL DE VIVIENDA· FONVIVIENDA A. PRESUPUESTO DE FUNCIONAMIENTO 9.000.000.000 9.000.000.000 C. PRESUPUESTO DE INVERSiÓN 4.358.877.949.869 4.358.877.949.869 4001 ACCESO A SOLUCIONES DE VIVIENDA 4.356.677.949.869 4.358.877.949.669 INTERSUBSECTORIAL VIVIENDA y 1400 4.358.877.949.869 4.358.877.949.669 DESARROLLO TERRITORIAL TOTAL PRESUPUESTO SECCiÓN 4.367.877.949.869 4.367.877.949.869 SECCiÓN: 4101 DEPARTAMENTO ADMINISTRATIVO PARA LA PROSPERIDAD SOCIAL A. PRESUPUESTO DE FUNCIONAMIENTO 245.489.819.882 245.489.819.882 C. PRESUPUESTO DE INVERSiÓN 10.519.740.829.267 10.519.740.829.267 INCLUSiÓN SOCIAL YPRODUCTIVA 4103 PARA LA POBLACiÓN EN SITUACiÓN 10.507.740.829.267 10.507.740.629.267 DE VULNERABILIDAD INTERSUBSECTORIAL DESARROLLO 1500 10.507.740.829.267 10.507.740.629.267 SOCIAL FORTALECIMIENTO DE LA GESTiÓN Y 4199 DIRECCiÓN DEL SECTOR INCLUSiÓN 12.000.000.000 12.000.000.000 SOCIAL YRECONCILIACiÓN INTERSUBSECTORIAL DESARROLLO 1500 12.000.000.000 12.000.000.000 SOCIAL TOTAL PRESUPUESTO SECCiÓN 10.765.230.649.149 10.765.230.649.149 SECCIÓN: 4104 UNIDAD DE ATENCiÓN Y REPARACIÓN INTEGRAL A LAS VICTIMAS A. PRESUPUESTO DE FUNCIONAMIENTO 1.915.966.121.800 64.116.508.800 1.980.082.630.600 C. PRESUPUESTO DE INVERSiÓN 2.376.887.833.325 2.376.887.833.325 ATENCiÓN, ASISTENCIA Y 4101 REPARACiÓN INTEGRAL ALAS 2.311 .965.482.359 2.311 .965.482.359 VICTIMAS INTERSUBSECTORIAL DESARROLLO 1500 SOCIAL 2.311 .965.482.359 2.311 ..965.482.359 FORTALECIMIENTO DE LA GESTiÓN Y 4199 DIRECCiÓN DEL SECTOR INCLUSiÓN 64.922.350.966 64.922.350.966 SOCIAL YRECONCILIACiÓN INTERSUBSECTORIAL DESARROLLO 1500 SOCIAL 64.922.350.966 64.922.350.966 I TOTAL PRESUPUESTO SECCiÓN 4.292.853.955.125 64.116.508.800 4.356.970.463.925 SECCiÓN: 4105 CENTRO DE MEMORIA HISTÓRICA A. PRESUPUESTO DE FUNCIONAMIENTO 17.012.047.067 17.012.047.067 C. PRESUPUESTO DE INVERSiÓN 38.743.301.150 38.743.301.150 ATENCiÓN, ASISTENCIA Y 4101 REPARACiÓN INTEGRAL ALAS 34.649.790.526 34.649.790.526 VICTIMAS INTERSUBSECTORIAL DESARROLLO 1500 SOCIAL 34.649.790.526 34.649.790.526 FORTALECIMIENTO DE LA GESTiÓN Y 4199 DIRECCiÓN DEL SECTOR INCLUSiÓN 4.093.510.624 4.093.510.624 SOCIAL YRECONCILIACiÓN

2342 PRESUPUESTO GENERAL DE LA NACiÓN CTA SUBC APORTE RECURSOS CONCEPTO TOTAL PROG SUBP NACIONAL PROPIOS 1500 INTERSUBSECTORIAL DESARROLLO 4.093.510.624 4.093.510.624 SOCIAL TOTAL PRESUPUESTO SECCIÓN 55.755.348.217 55.755.348.217 SECCiÓN: 4201 DEPARTAMENTO ADMINISTRATIVO DIRECCiÓN NACIONAL DE INTELIGENCIA A. PRESUPUESTO DE FUNCIONAMIENTO 149.047.000.000 149.047.000.000 C. PRESUPUESTO DE INVERSiÓN 41.538.191.002 41.538.191.002 DESARROLLO DE INTELIGENCIA 4201 ESTRAT~GICA y 41.538.191.002 41.538.191 .002 CONTRAINTELlGENCIA DE ESTADO INTERSUBSECTORIAL DEFENSA y 0100 41 .538.191.002 41 ..538.191.002 SEGURIDAD TOTAL PRESUPUESTO SECCiÓN 190.585.191.002 190.585.191.002 SECCiÓN: 4301 MINISTERIO DEL DEPORTE A. PRESUPUESTO DE FUNCIONAMIENTO 63.347.885.666 63.347.885.666 C. PRESUPUESTO DE INVERSIÓN 1.300.992.260.657 1.300.992.260.657 FOMENTO ALA RECREACiÓN. LA ACTIVIDAD FlslCA y EL DEPORTE 4301 387.493.501.448 387.493.501.448 PARA DESARROLLAR ENTORNOS DE CONVIVENCIA YPAZ. 1604 RECREACiÓN YDEPORTE 387.493.501 .448 387.493.501.448 FORMACiÓN YPREPARACiÓN DE 4302 DEPORTISTAS 861 .153.521 .771 861.153.521.771 1604 RECREACiÓN YDEPORTE 861 .153.521.771 861.153.521.771 FORTALECIMIENTO DE LA GEST iÓN Y 4399 DIRECCiÓN DEL SECTOR DEPORTE Y 52.345.237.438 52.345.237.438 RECREACiÓN 1604 RECREACiÓN YDEPORTE 52.345.237.438 52.345.237.438 TOTAL PRESUPUESTO SECCiÓN 1.364.340.146.323 1.364.340.146.323 SECCiÓN: 4401 JURISDICCiÓN ESPECIAL PARA LA PAZ A. PRESUPUESTO DE FUNCIONAMIENTO 500.691.768.189 500.691.768.189 C. PRESUPUESTO DE INVERSiÓN 189.400.007.093 189.400.007.093 4401 JURISDICCiÓN ESPECIAL PARA LA PAZ. 164.187.993.361 164.187.993.361 1000 INTERSUBSECTORIAL GOBIERNO 164.187.993.361 164.187.993.361 FORTALECIMIENTO DE LA GESTiÓN Y DIRECCiÓN DEL SECTOR SISTEMA 4499 25.212.013.732 25.212.013.732 INTEGRAL DE VERDAD. JUSTICIA. REPARACiÓN YNO REPETICiÓN 1000 INTERSUBSECTORIAL GOBIERNO 25.212.013.732 25.212.013.732 TOTAL PRESUPUESTO SECCiÓN 690.091.775.282 690.091.775.282 SECCiÓN: 4403 UNIDAD DE BÚSQUEDA DE PERSONAS DADAS POR DESAPARECIDAS EN EL CONTEXTO Y EN RAZÓN DEL CONFLICTO ARMADO (UBPD) A. PRESUPUESTO DE FUNCIONAMIENTO 107.387.000.000 107.387.000.000 C. PRESUPUESTO DE INVERSiÓN 76.394.293.880 76.394.293.880 BÚSQUEDA HUMANITARIA DE PERSONAS DADAS POR 4403 DESAPARECIDAS EN EL CONTEXTO Y 36.984.617.615 36.984.617.615 EN RAZÓN DEL CONFLICTO ARMADO EN COLOMBIA. 1000 INTERSUBSECTORIAL GOBIERNO 36.984.617.615 36.984.617.615 FORTALECIMIENTO DE LA GESTiÓN Y DIRECCiÓN DEL SECTOR SISTEMA 4499 39.409.676.265 39.409.676.265 INTEGRAL DE VERDAD. JUSTICIA. REPARACiÓN YNO REPETICiÓN

2342 PRESUPUESTO GENERAL DE LA NACiÓN CTA SUBC APORTE RECURSOS CONCEPTO TOTAL PROG SUBP NACIONAL PROPIOS 1000 INTERSUBSECTORIAL GOBIERNO 39.409.676.265 39.409.676.265 TOTAL PRESUPUESTO SECCiÓN 183.781 .293.880 183.781.293.880 SECCiÓN: 4601 MINISTERIO DE IGUALDAD YEQUIDAD A. PRESUPUESTO DE FUNCIONAMIENTO 900.455.000.000 900.455.000.000 C. PRESUPUESTO DE INVERSiÓN 400.000.000.000 400.000.000.000 CIERRE DE BRECHAS DE DESIGUALDAD E INEQUIDAD PARA EL GOCE EFECTIVO DE DERECHOS 4603 400.000.000.000 400.000.000.000 FUNDAMENTALES DE LOS SUJETOS DE ESPECIAL PROTECCiÓN CONSTITUCIONAL INTERSUBSECTORIAL DESARROLLO 1500 400.000.000.000 400.000.000.000 SOCIAL TOTAL PRESUPUESTO SECCiÓN 1.300.455.000.000 1.300.455.000.000 SECCiÓN: 4602 INSTITUTO COLOMBIANO DE BIENESTAR FAMILIAR (ICBF) A. PRESUPUESTO DE FUNCIONAMIENTO 1.066.543.526.750 1.066.543.526.750 C. PRESUPUESTO DE INVERSiÓN 6.321.058.099.741 3.465.350.303.373 9.786.408.403.114 DESARROLLO INTEGRAL DE LA PRIMERA INFANCIA ALA JUVENTUD. Y FORTALECIMIENTO DE LAS 4602 6.321 .058.099.741 2.835.362.571 .013 9.156.420.670.754 CAPACIDADES DE LAS FAMILIAS DE NIÑAS, NIÑOS YADOLESCENTES -SECTOR IGUALDAD YEQUIDAD INTERSUBSECTORIAL DESARROLLO 1500 6.321 .058.099.741 2.835.362.571 .013 9.156.420.670.754 SOCIAL FORTALECIMIENTO DE LA GESTiÓN Y 4699 DIRECCiÓN DEL SECTOR IGUALDAD Y 629.987.732.360 629.987.732.360 EQUIDAD INTERSUBSECTORIAL DESARROlLO 1500 629.987.732.360 629.987.732.360 SOCIAL TOTAL PRESUPUESTO SECCiÓN 6.321.058.099.741 4.531.893.830.123 10.852.951.929.864 SECCiÓN: 4603 INSTITUTO NACIONAL PARA SORDOS (INSOR) A. PRESUPUESTO DE FUNCIONAMIENTO 7.737.844.052 7.737.844.052 C. PRESUPUESTO DE INVERSiÓN 7.560.640.000 360.136.174 7.920.776.174 CIERRE DE BRECHAS PARA EL GOCE EFECTIVO DE DERECHOS 4601 FUNDAMENTALES DE LA POBLACiÓN 4.726.741.053 360.136.174 5.086.877.227 EN CONDICiÓN DE DISCAPACIDAD -SECTOR IGUALDAD YEQUIDAD INTERSUBSECTORIAL DESARROLLO 1500 SOCIAL 4.726.741.053 360.136.174 5.086.877.227 FORTALECIMIENTO DE LA GESTiÓN Y 4699 DIRECCiÓN DEL SECTOR IGUALDAD Y 2.833.898.947 2.833.898.947 EQUIDAD INTERSUBSECTORIAL DESARROLLO 1500 SOCIAL 2.833.898.947 2.833.898.947 TOTAL PRESUPUESTO SECCiÓN 15.298.484.052 360.136.174 15.658.620.226 SECCiÓN: 4604 INSTITUTO NACIONAL PARA CIEGOS (INCI) A. PRESUPUESTO DE FUNCIONAMIENTO 7.495.158.354 200.000.000 7.695.158.354 C. PRESUPUESTO DE INVERSiÓN 1.780.000.000 1.735.320.616 3.515.320.616 CIERRE DE BRECHAS PARA El GOCE 4601 EFECTIVO DE DERECHOS 1.257.528.699 867.660.310 2.125.189.009 FUNDAMENTALES DE LA POBLACiÓN

2342 PRESUPUESTO GENERAL DE LA NACiÓN CTA SUBC APORTE RECURSOS CONCEPTO TOTAL PROG SUBP NACIONAL PROPIOS EN CONDICION DE DISCAPACIDAD· SECTOR IGUALDAD YEQUIDAD 1500 INTERSUBSECTORIAL DESARROLLO 1.257.528.699 867.660.310 2.125.189.009 SOCIAL FORTALECIMIENTO DE LA GESTiÓN Y 4699 DIRECCiÓN DEL SECTOR IGUALDAD Y 522.471.301 867.660.306 1.390.131.607 EQUIDAD 1500 INTERSUBSECTORIAL DESARROLLO 522.471.301 867.660.306 1.390.131.607 SOCIAL TOTAL PRESUPUESTO SECCiÓN 9.275.158.354 1.935.320.616 11.210.478.970 TOTAL PRESUPUESTO NACIONAL 476.534.259.645.148 26.062.573.579.041 502.596.833.224.189 TERCERA PARTE DISPOSICIONES GENERALES ARTICULO 30. Las disposiciones generales de la presente ley son complementarias de las Leyes 38 de 1989, 179 de 1994, 225 de 1995, 819 de 2003, 1473 de 2011 y 1508 de 2012 y demás normas de carácter orgánico y deben aplicarse en armonía con estas. Estas normas rigen para los órganos que conforman el Presupuesto General de la Nación, y para los recursos de la Nación asignados a las Empresas Industriales y Comerciales del Estado y a las Sociedades de Economía Mixta con el régimen de aquellas. Los fondos sin personería jurídica deben ser creados por ley o por su autorización expresa y estarán sujetos a las normas y procedimientos establecidos en la Constitución Política, el Estatuto Orgánico del Presupuesto, la presente ley y las demás normas que reglamenten los órganos a los cuales pertenecen. CAPíTULO I DE lAS RENTAS Y RECURSOS ARTíCULO 40. Las solicitudes de modificación a fuentes de financiación cuando se trate de recursos de crédito de las diferentes apropiaciones que se detallen en el anexo del decreto de liquidación, siempre y cuando no modifiquen los montos aprobados por el Congreso de la República en la ley anual, requerirán concepto previo de la Dirección General de Crédito Público y Tesoro Nacional del Ministerio de Hacienda y Crédito Público. ARTíCULO 50. Los ingresos corrientes de la Nación y aquellas contribuciones y recursos que en las normas legales no se haya autorizado su recaudo y manejo a otro órgano, forman parte del Sistema de Cuenta Única Nacional y por tanto deberán consignarse en la Dirección General de Crédito Público y Tesoro Nacional del Ministerio de Hacienda y Crédito Público. Las superintendencias que no sean una sección presupuestal deben consignar en la Dirección General de Crédito Público y Tesoro Nacional del Ministerio de

Hacienda y Crédito Público el valor de las contribuciones establecidas en la ley dentro de los cinco (5) días hábiles siguientes a la recepción de los recursos. ARTIcULO 60. OPORTUNIDAD DEL REGISTRO DEL RECAUDO. Para alcanzar los estándares de calidad, oportunidad y transparencia de la gestión financiera pública, los órganos del Presupuesto General de la Nación, sin perjuicio de la aplicación de las medidas previstas por incumplimiento, deben hacer el registro en el Sistema Integrado de Información Financiera—SIIF Nación del recaudo de ingresos bajo su administración, en el momento que se identifique la situación asociada a la generación del hecho económico respectivo. Para el efecto, la Dirección General de Crédito Público y Tesoro Nacional y las tesorerías de las entidades reportarán de manera regular a los órganos del Presupuesto General de la Nación, las transacciones registradas en las cuentas bancarias recaudadoras que requieren su afectación presupuestal oportuna, independiente de los ajustes a que haya lugar, para efectos del cierre contable en el mes siguiente al recaudo y de acuerdo con el calendario establecido por el Administrador SIIF Nación. Igualmente, las entidades que ejecutan apropiaciones financiadas con recursos sin situación de fondos, ni flujo de efectivo, deberán registrar en el SIIF Nación la ejecución del ingreso a más tardar al momento de realizar el pago con cargo a dichos recursos. los órganos del Presupuesto General de la Nación que registran los ingresos de la gestión financiera pública a través de aplicativos misionales propios, y que interoperan con el SIIF Nación, deben propender porque el recaudo se refleje en línea y tiempo real o garantizar que este sea mínimo diario. ARTíCULO 70. El Ministerio de Hacienda y Crédito Público a través de la Dirección General de Crédito Público y Tesoro Nacional fijará los criterios técnicos y las condiciones para el manejo de los excedentes de liquidez y para la ejecución de operaciones de cubrimiento de riesgos, acorde con los objetivos monetarios, cambiarios y de tasa de interés a corto y largo plazo. ARTICULO 80. El Gobierno nacional podrá emitir títulos de Tesorería, TES, Clase “B”, con base en la facultad de la ley 51 de 1990 de acuerdo con las siguientes reglas: no contarán con la garantfa solidaria del Banco de la República; el estimativo de los ingresos producto de su colocación se incluirá en el Presupuesto General de la Nación como recursos de capital, con excepción de los provenientes de la colocación de títulos para operaciones temporales de tesorería y los que se emitan para regular la liquidez de la economía; sus rendimientos se atenderán con cargo al Presupuesto General de la Nación con excepción de los que se emitan para regular la liquidez de la economía y los que se emitan para operaciones temporales de tesorería; su redención se atenderá con cargo a los recursos del Presupuesto General de la Nación, con excepción de las operaciones temporales de tesorería, y los que se emitan para regular la liquidez de la economía; podrán ser administrados directamente por la Nación; podrán ser denominados en moneda extranjera; su emisión solo requerirá del Decreto que la autorice, fije el monto y sus condiciones financieras; la emisión destinada a financiar las apropiaciones presupuesta les estará limitada por el monto de estas; su emisión no afectará el cupo de endeudamiento. ARTICULO 90. La liquidación de los excedentes financieros de que trata el Estatuto Orgánico del Presupuesto, que se efectúen en la vigencia de la presente ley, se hará con base en una proyección de los ingresos y de los gastos para la vigencia siguiente a la de corte de los Estados Financieros, en donde se incluyen además las cuentas por cobrar y por pagar exigibles no presupuestadas, las reservas presupuestales, así como la disponibilidad inicial (caja, bancos e inversiones). ARTIcULO 100. Los títulos que se emitan para efectuar transferencia temporal de valores en los términos del artículo 146 de la Ley 1753 de 2015, solo requerirán del decreto que lo autorice, fije el monto y sus condiciones financieras. Su redención y demás valores asociados se atenderán con el producto de la operación de transferencia y su emisión no afectará el saldo de la deuda pública. ARTlcu lO 110. A más tardar el 20 enero de 2024, los órganos que conforman el Presupuesto General de la Nación realizarán los ajustes a los registros en el Sistema Integrado de Información Financiera (SIIF) Nación, tanto en la imputación por concepto de ingresos que corresponden a los registros detallados de recaudos de su gestión financiera pública a 31 de diciembre del año anterior, como de los gastos, cuando haya necesidad de cancelar compromisos y/u obligaciones. ARTICULO 120. Pertenecen a la Nación los rendimientos financieros obtenidos por el Sistema de Cuenta Única Nacional, así como los originados con recursos de la Nación, y los provenientes de recursos propios de las entidades, fondos, cuentas y demás órganos que hagan parte de dicho Sistema que conforman el Presupuesto General de la Nación, en concordancia con lo establecido por los artículos 16 y 101 del Estatuto Orgánico del Presupuesto. La reglamentación expedida por el Gobierno nacional para efectos de la periodicidad, metodología de cálculo, forma de liquidación y traslado de dichos rendimientos, continuará vigente durante el término de esta ley. Se exceptúa de la anterior disposición, aquellos rendimientos originados con recursos de las entidades estatales del orden nacional que administren contribuciones parafiscales y de los órganos de previsión y seguridad social que administren prestaciones sociales de carácter económico, los rendimientos financieros originados en patrimonios autónomos que la ley haya autorizado su tratamiento, así como los provenientes de recursos de terceros que dichas entidades estatales mantengan en calidad de depósitos o administración. CAPITULO 11 DE lOS GASTOS ARTíCULO 130. Las afectaciones al presupuesto se harán teniendo en cuenta la prestación principal originada en los compromisos que se adquieran y con cargo a este rubro se cubrirán los demás costos inherentes o accesorios. Con cargo a las apropiaciones de cada rubro presupuestal, que sean afectadas con los compromisos, se atenderán las obligaciones derivadas de estos, tales como los costos imprevistos, ajustes y revisión de valores e intereses moratorias, gravámenes a los movimientos financieros y gastos de nacionalización. ARTICULO 140. Prohíbase tramitar actos administrativos u obligaciones que afecten el presupuesto de gastos cuando no reúnan los requisitos legales o se configuren como hechos cumplidos. El representante legal y ordenador del gasto

o en quienes estos hayan delegado, responderán disciplinaria, fiscal y penalmente por incumplir lo establecido en esta norma. ARTIcULO 150. Para proveer empleos vacantes se requerirá el certificado de disponibilidad presupuestal por la vigencia fiscal de 2024, por medio de este, el jefe de presupuesto o quien haga sus veces garantizará la existencia de los recursos del 1 de enero al 31 de diciembre de 2024, por todo concepto de gastos de personal, salvo que el nombramiento sea en reemplazo de un cargo provisto o creado durante la vigencia, para lo cual se deberá expedir el certificado de disponibilidad presupuestal por lo que resta del año fiscal. Toda provisión de empleos de los servidores públicos deberá corresponder a los previstos en la planta de personal, incluyendo las vinculaciones de los trabajadores oficiales y tener previstos sus emolumentos de conformidad con el artículo 122 de la Constitución Política. La vinculación de supernumerarios, por periodos superiores a tres meses, deberá ser autorizada mediante resolución suscrita por el jefe del respectivo órgano. En cumplimiento del artículo 49 de la Ley 179 de 1994, previo al inicio de un proceso de concurso de méritos para proveer los cargos de carrera administrativa, la entidad deberá certificar la disponibilidad presupuestal para atender el costo del concurso, los cargos que se convocarán, y su provisión. ARTIcULO 160. La solicitud de modificación a las plantas de personal, además de lo contemplado en las normas de austeridad, requerirá para su consideración y trámite, por parte del Ministerio de Hacienda y Crédito Público—Dirección General del Presupuesto Público Nacional, los siguientes requisitos: 1. Exposición de motivos 2. Costos comparativos de las plantas vigente y propuesta 3. Efectos sobre la adquisición de bienes y servicios de la entidad 4. Concepto del Departamento Nacional de Planeación si se afectan los gastos de inversión, y 5. Los demás que la Dirección General del Presupuesto Público Nacional considere pertinentes. El Departamento Administrativo de la Función Pública aprobará las propuestas de modificaciones a las plantas de personal, cuando hayan obtenido concepto o viabilidad presupuestal del Ministerio de Hacienda y Crédito Público—Dirección General del Presupuesto Público Nacional. ARTíCULO 170. Los recursos destinados a programas de capacitación y bienestar social no pueden tener por objeto crear o incrementar salarios, bonificaciones, sobresueldos, primas, prestaciones sociales, remuneraciones extra legales o estímulos pecuniarios ocasionales que la ley no haya establecido para los servidores públicos, ni servir para otorgar beneficios directos en dinero o en especie. Todos los funcionarios públicos de la planta permanente o temporal podrán participar en los programas de capacitación de la entidad; las matrículas de los funcionarios de la planta permanente o temporal se girarán directamente a los establecimientos educativos, salvo lo previsto por el artículo 114 de la ley 30 de 1992, modificado por el artículo 27 de la ley 1450 de 2011. Su otorgamiento se hará en virtud de la reglamentación interna para la planta permanente o temporal del órgano respectivo. ARTIcULO 180. la constitución y funcionamiento de las cajas menores en los órganos que conforman el Presupuesto General de la Nación, yen las entidades nacionales con régimen presupuestal de Empresas Industriales y Comerciales del Estado con carácter no financiero, respecto de los recursos que le asigna la Nación, se regirán por el Decreto 1068 de 2015 y por las demás normas que lo modifiquen o adicionen. ARTIcULO 190. Se podrán hacer distribuciones en el presupuesto de ingresos y gastos, sin cambiar su destinación, mediante resolución suscrita por el jefe del respectivo órgano. En el caso de los establecimientos públicos del orden nacional, estas distribuciones se harán por resolución o acuerdo de las juntas o consejos directivos. Si no existen juntas o consejos directivos, lo hará el representante legal de estos. Estas operaciones presupuestales se someterán a la aprobación del Ministerio de Hacienda y Crédito Público—Dirección General del Presupuesto Público Nacional, y tratándose de gastos de inversión, requerirán el concepto previo favorable del Departamento Nacional de Planeación—Dirección de Programación de Inversiones Públicas. los jefes de los órganos responderán por la legalidad de los actos en mención. A fin de evitar duplicaciones en los casos en los cuales la distribución afecte el presupuesto de otro órgano que haga parte del Presupuesto General de la Nación, el mismo acto administrativo servirá de base para realizar los ajustes correspondientes en el órgano que distribuye e incorpora las del órgano receptor. la ejecución presupuestal de estas deberá efectuarse por parte de los órganos receptores en la misma vigencia de la distribución. Tratándose de gastos de inversión, la operación presupuestal descrita en el órgano receptor se clasificará en el programa y subprograma a ejecutar que corresponda; para los gastos de funcionamiento se asignará al rubro presupuestal correspondiente; estas operaciones en ningún caso podrán cambiar la destinación ni la cuantía, lo cual deberá constar en el acto administrativo que para tal fin se expida. El jefe del órgano o en quien este haya delegado la ordenación del gasto podrá efectuar mediante resolución desagregaciones presupuestales a las apropiaciones contenidas en el anexo del decreto de liquidación, así como efectuar asignaciones internas de apropiaciones en sus dependencias, seccionales o regionales a fin de facilitar su manejo operativo y de gestión, sin que las mismas impliquen cambiar su destinación. Estas desagregaciones y asignaciones deberán quedar registradas en el Sistema Integrado de Información Financiera (SIIF) Nación, y para su validez no requerirán aprobación del Ministerio de Hacienda y Crédito Público—Dirección General del Presupuesto Público Nacional, ni del previo concepto favorable por parte del Departamento Nacional de Planeación—Dirección de Programación de Inversiones Públicas. ARTicULO 200. los órganos de que trata el artículo 30 de la presente ley podrán pactar el pago de anticipos y la recepción de bienes y servicios, únicamente cuando cuenten con Programa Anual Mensualizado de Caja (PAC) de la vigencia, aprobado por el Confis.

Los órganos que hacen parte del Presupuesto General de la Nación solo podrán solicitar el giro de los recursos aprobados en el Programa Anual de Caja a la Dirección General de Crédito Público y Tesoro Nacional del Ministerio de Hacienda y Crédito Público, cuando hayan recibido los bienes y/o servicios o se tengan cumplidos los requisitos que hagan exigible su pago. En ningún caso las entidades podrán solicitar la transferencia de recursos a fiducias o encargos fiduciarios o patrimonios autónomos, o a las entidades con las que celebre convenios o contratos interadministrativos, sin que se haya cumplido el objeto del gasto. Cuando las fiducias, los encargos fiduciarios, los patrimonios autónomos o los convenios o contratos interadministrativos utilicen la creación de subcuentas, subprogramas, subproyectos, o cualquier otra modalidad de clasificación, deberán implementar la unidad de caja, para buscar eficiencia en el manejo de los recursos que les sitúa la Nación. PARÁGRAFO. Los saldos de recursos de portafolios administrados por la Dirección General de Crédito Público y Tesoro Nacional que no se encuentren comprometidos para atender gastos o pago de obligaciones, forman parte de la unidad de caja de la Nación y se podrán utilizar para cumplir las obligaciones para las cuales fueron creados. Sobre estas operaciones de Tesorería dicha Dirección llevará el registro contable correspondiente. ARTICULO 210. El Gobierno nacional en el decreto de liquidación clasificará los ingresos y gastos y definirá estos últimos. Así mismo, cuando las partidas se incorporen en numerales rentísticos, secciones, programas y subprogramas que no correspondan a su objeto o naturaleza, las ubicará en el sitio que corresponda. La Dirección General del Presupuesto Público Nacional del Ministerio de Hacienda y Crédito Público hará mediante resolución, las operaciones que en igual sentido se requieran durante el transcurso de la vigencia. Cuando se trate del presupuesto de gastos de inversión requerirá el concepto previo favorable del Departamento Nacional de Planeación—Dirección de Programación de Inversiones Públicas. ARTICULO 220. El Ministerio de Hacienda y Crédito Público—Dirección General del Presupuesto Público Nacional, de oficio o a petición del jefe del órgano respectivo, hará por resolución las aclaraciones y correcciones de leyenda necesarias para enmendar los errores de transcripción y aritméticos que figuren en el Presupuesto General de la Nación para la vigencia fiscal de 2024. Cuando se trate de aclaraciones y correcciones de leyenda del presupuesto de gastos de inversión, se requerirá el concepto previo favorable del Departamento Nacional de Planeación—Dirección de Programación de Inversiones Públicas. ARTICULO 230. Los órganos de que trata el artículo 30 de la presente ley son los únicos responsables por el registro de su gestión financiera pública en el Sistema Integrado de Información Financiera (SIIF)—Nación. No se requerirá el envío de ninguna información a la Dirección General del Presupuesto Público Nacional del Ministerio de Hacienda y Crédito Público, que quede registrada en el Sistema Integrado de Información Financiera (SIIF) -Nación, salvo en aquellos casos en que esta de forma expresa lo solicite.

ARTíCULO 240. Cuando los órganos que hacen parte del Presupuesto General de la Nación celebren contratos entre sí que afecten sus presupuestos, con excepción de los de crédito, harán los ajustes mediante resoluciones proferidas por el jefe del órgano respectivo. En el caso de los Establecimientos Públicos del orden nacional, las Superintendencias y Unidades Administrativas Especiales con personería jurídica, así como las señaladas en el artículo 50 del Estatuto Orgánico del Presupuesto, dichos ajustes deben realizarse por acuerdo o resolución de las juntas o consejos directivos; en ausencia de estos por el representante legal del órgano. Los actos administrativos a que se refiere el inciso anterior deberán ser remitidos al Ministerio de Hacienda y Crédito Público—Dirección General del Presupuesto Público Nacional, acompañados del respectivo certificado en que se haga constar que se recaudarán los recursos expedidos por el órgano contratista y su justificación económica, para la aprobación de las operaciones presupuesta les en ellos contenidas, requisito sin el cual no podrán ser ejecutados. De conformidad con el artículo 80 de la Ley 819 de 2003, los recursos deberán ser incorporados y ejecutados en la misma vigencia fiscal en la que se lleve a cabo la aprobación. Cuando en los convenios se pacte pago anticipado y para el cumplimiento de su objeto el órgano contratista requiera contratar con un tercero, solo podrá solicitarse el giro efectivo de los recursos a la Dirección General de Crédito Público y Tesoro Nacional del Ministerio de Hacienda y Crédito Público una vez dicho órgano adquiera el compromiso presupuestal y se encuentren cumplidos los requisitos que hagan exigible su pago a favor del beneficiario final. Tratándose de gastos de inversión, requerirán el concepto previo favorable del Departamento Nacional de Planeación—Dirección de Programación de Inversiones Públicas. Los jefes de los órganos responderán por la legalidad de los actos en mención. ARTiCULO 250. Salvo lo dispuesto por el artículo 47 de la Ley 1450 de 2011, ningún órgano podrá contraer compromisos que impliquen el pago de cuotas a organismos internacionales con cargo al Presupuesto General de la Nación, sin que exista la ley aprobatoria de tratados públicos o que el Presidente de la República haya autorizado su aplicación provisional en los términos del artículo 224 de la Constitución Polftica. Una vez cumplidos los requisitos del inciso anterior, previa autorización del Ministerio de Relaciones Exteriores, los Establecimientos Públicos del orden nacional solo podrán pagar con cargo a sus recursos propios las cuotas a dichos organismos. Los aportes y contribuciones de la República de Colombia a los organismos financieros internacionales se pagarán con cargo al Presupuesto General de la Nación, salvo en aquellos casos en que los aportes se contabilicen como reservas internacionales, que serán pagados de conformidad con lo previsto en la Ley 31 de 1992 o aquellas que la modifiquen o adicionen. Los compromisos que se adquieran en el marco de tratados o convenios internacionales, de los cuales Colombia haga parte y cuya vinculación haya sido aprobada por Ley de la República, no requerirán de autorización de vigencias

2342 futuras, no obstante, se deberá contar con aval “fiscal previo por parte del Consejo Superior de Política Fiscal (Confis). ARTIcULO 260. Los órganos que conforman el Presupuesto General de la Nación deben reintegrar dentro del primer trimestre de 2024 a la Dirección General de Crédito Público y Tesoro Nacional del Ministerio de Hacienda y Crédito Público los recursos de la Nación, y a sus tesorerías cuando correspondan a recursos propios, que no estén amparando compromisos u obligaciones, y que correspondan a apropiaciones presupuestales de vigencias fiscales anteriores, incluidos sus rendimientos financieros, diferencial cambiario, y demás réditos originados en aquellos, con el soporte correspondiente. La presente disposición también se aplica a los recursos de convenios celebrados con organismos internacionales, incluyendo los de contrapartida. Así mismo, los órganos que conforman el Presupuesto General de la Nación, de conformidad con el artículo 36 de la Ley 1955 de 2019, deberán reintegrar a la Dirección General de Crédito Público y Tesoro Nacional dentro del primer mes de 2024 los recursos del Presupuesto General de la Nación que hayan sido girados a entidades financieras y que no hayan sido pagados a los beneficiarios finales. Estos recursos se constituirán como acreedores varios sujetos a devolución y serán puestos a disposición de la Entidad Financiera cuando se haga exigible su pago a beneficiarios finales, sin que esto implique operación presupuestal alguna, entendiendo que se trata de una operación de manejo eficiente de Tesorería. ARTíCULO 270. Los gastos que sean necesarios para la contratación, ejecución, administración y servicio de las operaciones de crédito público, las operaciones asimiladas, las operaciones propias del manejo de la deuda pública, las conexas con las anteriores, y las demás relacionadas con los recursos del crédito, serán atendidos con cargo a las apropiaciones del servicio de la deuda pública; así como, los gastos que sean necesarios para la contratación, ejecución y administración de títulos de deuda pública y de las operaciones de tesorería de la Dirección General de Crédito Público y Tesoro Nacional del Ministerio de Hacienda y Crédito Público y sus conexas. De conformidad con el artículo 46 del Estatuto Orgánico del Presupuesto, las pérdidas del Banco de la República se atenderán mediante la emisión de bonos y otros títulos de deuda pública. La emisión de estos bonos o títulos se realizará en condiciones de mercado, no implicará operación presupuestal alguna y solo debe presupuestarse para efectos del pago de intereses y de su redención. Cuando se presenten utilidades del Banco de la República a favor de la Nación se podrán pagar en efectivo o con títulos de deuda pública. CAPíTULO 111 DE LAS RESERVAS PRESUPUESTAlES y CUENTAS POR PAGAR ARTíCULO 280. A través del Sistema Integrado de Información Financiera (SIIF) —Nación se constituirán con corte a 31 de diciembre de 2023 las reservas presupuestales y cuentas por pagar de cada una de las secciones del Presupuesto General de la Nación, a las que se refiere el artrculo 89 del Estatuto Orgánico del Presupuesto. Como máximo, las reservas presupuestales corresponderán a la diferencia entre los compromisos y las obligaciones, y las cuentas por pagar por la diferencia entre las obligaciones y los pagos. Para las cuentas por pagar que se constituyan a 31 de diciembre de 2023 se debe contar con el correspondiente programa anual mensualizado de caja de la vigencia, de lo contrario deberán hacerse los ajustes en los registros y constituir las correspondientes reservas presupuestales. Igual procedimiento se deberá cumplir en la vigencia 2024. Si durante el año de la vigencia de la reserva presupuestal o de la cuenta por pagar desaparece el compromiso u obligación que las originó, se podrán hacer los ajustes respectivos en el Sistema Integrado de Información Financiera (SIIF) Nación. Como quiera que el SIIF Nación refleja el detalle, la secuencia y el resultado de la información financiera pública registrada por las entidades y órganos que conforman el Presupuesto General de la Nación, no se requiere el envío de ningún soporte físico a la Dirección General del Presupuesto Público Nacional, ni a la Dirección General de Crédito Público y Tesoro Nacional del Ministerio de Hacienda y Crédito Público, salvo que las mismas lo requieran. ARTíCULO 290. Las entidades que hacen parte del Presupuesto General de la Nación que administran recursos para el pago de pensiones podrán constituir reservas presupuestales o cuentas por pagar con los saldos de apropiación que a 31 de diciembre se registren en el Sistema Integrado de Información Financiera (SIIF) Nación para estos propósitos. Lo anterior se constituye como una provisión para atender el pago oportuno del pasivo pensional a cargo de dichas entidades en la siguiente vigencia. ARTIcULO 300. En lo relacionado con las cuentas por pagar y las reservas presupuestales, el presupuesto inicial correspondiente a la vigencia fiscal de 2024 cumple con lo establecido en el artículo 31 de la Ley 344 de 1996 y el artículo 90 de la Ley 225 de 1995. CAPíTULO IV DE lAS VIGENCIAS FUTURAS ARTíCULO 310. Las entidades u órganos que requieran modificar el plazo y/o los cupos anuales de vigencias futuras autorizados por el Consejo Superior de Política Fiscal (Confis), o quien este delegue, requerirán de manera previa, la reprogramación de las vigencias futuras en donde se especifiquen las nuevas condiciones; en los demás casos, se requerirá de una nueva autorización. ARTIcULO 320. Los cupos anuales autorizados para asumir compromisos de vigencias futuras no utilizados a 31 de diciembre del año en que se concede la autorización caducan, salvo en los casos previstos en el inciso 2 del artículo 80 de la Ley 819 de 2003. Cuando no fuere posible adelantar en la vigencia fiscal correspondiente los ajustes presupuestales a que se refiere el inciso 2 del artículo 80 de la Ley 819 de 2003, se requerirá de la reprogramación de los cupos anuales autorizados por parte de la autoridad que expidió la autorización inicial, con el fin de dar continuidad al proceso de selección del contratista. De no ser necesario efectuar algún ajuste, no se requerirá de una nueva autorización de vigencia futura. Los registros en el Sistema Integrado de Información Financiera (SIIF)—Nación deberán corresponder a los cupos efectivamente utilizados. CAPITULO V DISPOSICIONES VARIAS ARTIcULO 330. El servidor público que reciba una orden de embargo sobre los recursos incorporados en el Presupuesto General de la Nación, incluidas las transferencias que hace la Nación a las entidades territoriales, está obligado a efectuar los trámites correspondientes para solicitar su desembargo. Para este efecto, la certificación de inembargabilidad donde se encuentren incorporados los recursos objeto de la medida cautelar se solicitará al jefe del órgano de la sección presupuestal o a quien este delegue. La solicitud debe indicar el tipq de proceso, las partes involucradas, el despacho judicial que profirió las medidas cautelares y el origen de los recursos que fueron embargados. PARÁGRAFO. En los mismos términos, el Representante Legal de las entidades descentralizadas que administran recursos de la seguridad social certificará la inembargabilidad de estos recursos en los términos previstos en el artículo 63 de la Constitución Política en concordancia con el artículo 134 de la Ley 100 de 1993 y el artículo 25 de la Ley 1751 de 2015. ARTíCULO 340. Los órganos a que se refiere el artículo 30 de la presente Ley pagarán los fallos de tutela con cargo al rubro que corresponda a la naturaleza del negocio fallado; igualmente, los contratos de transacción se imputarán con cargo al rubro afectado inicialmente con el respectivo compromiso. Para pagarlos, primero se deben efectuar los traslados presupuestales requeridos, con cargo a los saldos de apropiación disponibles durante la vigencia fiscal en curso. Los Establecimientos Públicos deben atender las providencias que se profieran en su contra, en primer lugar, con recursos propios realizando previamente las operaciones presupuestales a que haya lugar. Con cargo a las apropiaciones de sentencias y conciliaciones, se podrán pagar todos los gastos originados en los tribunales de arbitramento, así como las cauciones o garantías bancarias o de compañías de seguros que se requieran en procesos judiciales. Cuando se extiendan los efectos de una sentencia de unificación jurisprudencial dictada por el Consejo de Estado de conformidad con lo dispuesto en el artículo 102 del Código de Procedimiento Administrativo y de lo Contencioso Administrativo, en virtud de la autonomía presupuestal consagrada en el artículo 110 del Estatuto Orgánico del Presupuesto, la operación presupuestal a que haya lugar será responsabilidad del Jefe de cada órgano y su pago se imputará al rubro que lo generó. PARÁGRAFO. Durante la presente vigencia fiscal, no se efectuarán los aportes al Fondo de Contingencias de las Entidades Estatales de los que tratan los numerales 1 Y 2 del artículo 5 de la Ley 448 de 1998 relacionados con los pasivos judiciales descritos en el artículo 194 de la Ley 1437 de 2011. ARTIcULO 350. La Fiscalía General de la Nación, la Policía Nacional, el Ejército Nacional, la Armada Nacional, la Fuerza Aérea y la Unidad Nacional de Protección, deben cubrir con cargo a sus respectivos presupuestos, los gastos del personal vinculado a dichos órganos y que conforman los Grupos de Acción Unificada por la Libertad Personal (Gaula), a que se refiere la Ley 282 de 1996. PARÁGRAFO. La Unidad Nacional de Protección o la Policía Nacional cubrirán con sus respectivos presupuestos, los gastos de viaje y viáticos causados por los funcionarios que hayan sido asignados al Congreso de la República para prestar los servicios de protección y seguridad personal a sus miembros. ARTíCULO 360. Las obligaciones por concepto de servicios médicos asistenciales (no pensiones), servicios públicos domiciliarios (Acueducto y Alcantarillado, Energía, Gas natural), servicios públicos de comunicaciones (que incluye los servicios de telecomunicaciones y postales), servicios de transporte de pasajeros o carga y contribuciones inherentes a la nómina, causados en el IJltimo bimestre de 2023, se pueden pagar con cargo a las apropiaciones de la . vigencia fiscal de 2024. Los sueldos de vacaciones, la prima de vacaciones, la indemnización de vacaciones, la bonificación especial de recreación, los auxilios de cesantías, las pensiones, los auxilios funerarios a cargo de las entidades, los impuestos, las contribuciones (incluida la tarifa de control fiscal), las contribuciones a organismos internacionales, así como las obligaciones de las entidades liquidadas correspondientes a servicios públicos domiciliarios y contribuciones inherentes a la nómina, se pueden pagar con cargo al presupuesto vigente cualquiera que sea el año de su causación, afectando el rubro que les dio origen. ARTIcULO 370. En las Empresas Industriales y Comerciales del Estado yen las Sociedades de Economía Mixta sujetas al régimen de aquellas dedicadas a la generación, transmisión, distribución y comercialización de energía, los gastos relacionados con la adquisición de bienes y servicios necesarios para los procesos de producción, transformación y comercialización se clasificarán como proyectos de inversión. Igual procedimiento se aplicará a las Empresas de Servicios Públicos Domiciliarios en cuyo capital la Nación o sus entidades descentralizadas posean el 90% o más. En los casos en que las Empresas Industriales y Comerciales del Estado y en las Sociedades de Economía Mixta sujetas al régimen de aquellas, de cualquier sector, reciban aportes de la Nación, estos se clasificarán como una transferencia en la Sección Principal del Sector Administrativo en que se encuentren vinculadas. PARÁGRAFO. Las Empresas Industriales y Comerciales del Estado y las Sociedades de Economía Mixta sujetas al régimen de aquellas, registrarán sus proyectos de inversión en el Banco Nacional de Programas y Proyectos, de conformidad con la metodología y lineamientos que establezca el Departamento Nacional de Planeación. ARTíCULO 380. El porcentaje de la cesión del impuesto a las ventas asignado a las cajas departamentales de previsión y al Fondo de Prestaciones Sociales del Magisterio con destino al pago de las cesantías definitivas y pensiones del personal docente nacionalizado, continuará pagándose tomando como base los convenios suscritos en virtud de lo dispuesto en la Ley 91 de 1989. ARTIcULO 390. La ejecución de los recursos que se giran al Fondo Nacional de Pensiones de las Entidades Territoriales—Fonpet—con cargo al Presupuesto General de la Nación, se realizará por medio de resolución expedida por el Ministerio de Hacienda y Crédito Público, ordenando el giro de los recursos. Si no fuere posible realizar el giro de los recursos a las administradoras del Fondo, bastará para el mismo efecto, que por dicha resolución se disponga la administración de los mismos por parte de la Dirección General de Crédito Público y Tesoro Nacional del Ministerio de Hacienda y Crédito Público a través de una cuenta especial, mientras los recursos puedan ser efectivamente entregados. Los recursos serán girados con la periodicidad que disponga el Gobierno nacional. En el evento en que los recursos no se hayan distribuido en su totalidad entre las entidades territoriales, los no distribuidos se podrán girar a una cuenta del Fondo administrada de la misma manera que los demás recursos del Fondo, como recursos por abonar a las cuentas correspondientes de las entidades territoriales. ARTIcULO 400. El Ministerio de Trabajo y la Administradora Colombiana de Pensiones—Colpensiones, podrán compensar deudas recíprocas por concepto de aportes y devoluciones de los subsidios pagados por la Nación dentro del Programa de Subsidio de Aporte en Pensión, realizando únicamente los registros contables y las modificaciones en las historias laborales de los ciudadanos a que haya lugar. Si subsisten obligaciones a cargo de la Nación y/o Colpensiones, corresponderá a la entidad deudora, estimar e incluir en el presupuesto de cada vigencia fiscal la apropiación presupuestal con los recursos necesarios, con el ‘fin de efectuar los pagos de las obligaciones a su cargo. ARTIcULO 410. Sin perjuicio de lo establecido en las normas vigentes para el pago de la deuda correspondiente al pasivo pensional de las entidades territoriales con el Fomag y en cumplimiento del parágrafo 2° del artículo 18 de la Ley 715 de 2001, el Fonpet deberá girar al Fomag como amortización de la deuda pensional de los entes territoriales los recursos acumulados por cada una de ellas en el sector Educación del Fonpet, solo teniendo en cuenta el valor del pasivo pensional registrado en el Sistema de Información del Fondo. Para el efecto, el Fonpet podrá trasladar recursos excedentes del sector Propósito General de cada entidad territorial al sector educación, cuando no cuenten con los recursos suficientes para atender sus pasivos pensionales en dicho sector. En caso de que por efecto de la actualización de los cálculos actuariales de las entidades territoriales resulten giros superiores al pasivo pensional, estos serán reintegrados por el Fomag durante la vigencia fiscal al Fonpet, a favor de la Entidad Territorial. El Fomag informará de estas operaciones a las entidades territoriales para su correspondiente registro presupuestal y contabilización y, a la Dirección General de Regulación Económica de la Seguridad Social del Ministerio de Hacienda y Crédito Público, el detalle de lo correspondiente a cada entidad territorial. En desarrollo del artículo 199 de la Ley 1955 de 2019, los recursos del Fonpet asignados en el Presupuesto General de la Nación durante la vigencia fiscal 2024 con destino al Fomag, se imputarán en primer lugar a la amortización de la deuda pensional corriente de la vigencia Jiscal en curso de los entes territoriales registrada en dicho Fondo, sin perjuicio de las depuraciones posteriores a que haya lugar. En segundo lugar, se aplicarán a las demás obligaciones pensionales y el excedente amortizará a la reserva actuarial. ARTIcULO 420. El retiro de recursos de las cuentas de las entidades territoriales en el Fonpet para el pago de bonos pensionales o cuotas partes de bonos pensionales y cuotas partes pensionales, se efectuará de conformidad con la normativa vigente, sin que la entidad territorial requiera acreditar previamente la incorporación en su presupuesto. Durante la vigencia fiscal, tales entidades territoriales deberán realizar la incorporación presupuestal y el registro contable de los pagos que por estos conceptos sean realizados por el Fonpet. En la vigencia 2024, por solicitud de las entidades territoriales, el Fonpet girará recursos para el pago de la nómina de pensionados de la administración central territorial hasta por el valor total del valor apropiado para financiar el pago de las mesadas pensionales de la vigencia en curso, aplicando el porcentaje de cubrimiento del pasivo pensional del sector Propósito General del FONPET, de acuerdo con el cubrimiento pensional de la entidad territorial. Por única vez en la vigencia del 2024 las entidades territoriales podrán reorientar los recursos para gastos de inversión, las rentas que constituyen aportes a su cargo, de conformidad con la ley 549 de 1999. La Entidad Territorial informará al Ministerio de Hacienda la opción prefiere para la realización de los aportes, ya sea que se acoja a la opción de reorientación de rentas, al Modelo de Administración Financiera o al Modelo de Suspensión de Aportes. Lo previsto en el presente artículo se efectuará para las entidades territoriales que tengan recursos disponibles y cumplan con los requisitos establecidos en la Ley 549 de 1999, y demás normas vigentes, de acuerdo con las Instrucciones que suministre para este propósito el Ministerio de Hacienda y Crédito Público. ARTICULO 430. Las entidades estatales podrán constituir mediante patrimonio autónomo los fondos a que se refiere el artículo 107 de la Ley 42 de 1993. Los recursos que se coloquen en dichos Fondos ampararán los bienes del Estado cuando los estudios técnicos indiquen que es más conveniente la cobertura de los riesgos con reservas públicas que con seguros comerciales. Cuando los estudios técnicos permitan establecer que determinados bienes no son asegurables o que su aseguramiento implica costos de tal naturaleza que la relación costo-beneficio del aseguramiento es negativa, o que los recursos para autoprotección mediante fondos de aseguramiento son de tal magnitud que no es posible o conveniente su uso para tal fin, se podrá asumir el riesgo frente a estos bienes y no asegurarlos ni ampararlos con fondos de aseguramiento. También podrán contratar un seguro de responsabilidad civil para servidores públicos, mediante el cual se ampare la responsabilidad de los mismos por actos o hechos no dolosos ocurridos en ejercicio de sus funciones, y los gastos de defensa en materia disciplinaria, penal y fiscal que deban realizar; estos últimos gastos los podrán pagar las entidades, siempre y cuando exista decisión definitiva que exonere de toda responsabilidad y no sea condenada la contraparte a las costas del proceso.

Esta disposición será aplicada en las mismas condiciones a las Superintendencias, así como a las Empresas Industriales y Comerciales del Estado y a las Sociedades de Economía Mixta asimiladas a estas. ARTIcULO 440. Con los ingresos corrientes y excedentes de la Subcuenta de Solidaridad del Fondo de Solidaridad Pensional se podrán financiar programas de la Subcuenta de Subsistencia de dicho Fondo, para la protección de las personas en estado de indigencia o de pobreza extrema, en los términos del Decreto 3771 de 2007, compilado por el Decreto 1833 de 2016 y las normas que lo modifiquen o adicionen. PARÁGRAFO. Autorícese al Departamento Administrativo para la Prosperidad Social (DPS) para ejecutar los recursos del Fondo de Solidaridad Pensional que financien el Programa Colombia Mayor, en los términos del parágrafo 2 del artículo 50 del Decreto Legislativo 812 de 2020. ARTIcULO 450. Con el fin de financiar el Sistema General de Seguridad Social en Salud, en cumplimiento de lo dispuesto en el artículo 48 de la Constitución Política y el artículo 90 de la Ley 1122 de 2007, para la vigencia 2024 se presupuestarán en el Presupuesto General de la Nación los ingresos corrientes y excedentes de los recursos de que trata el artículo 2.6.1.4.1.1 del Decreto 780 de 2016. Previa cobertura de los riesgos amparados con cargo a los recursos de que trata el artículo 2.6.1.4.1.1 del Decreto 780 de 2016, se financiará, con cargo a dichos recursos la Sostenibilidad y Afiliación de la Población Pobre y Vulnerable asegurada a través del Régimen Subsidiado; una vez se tenga garantizado el aseguramiento, se podrán destinar recursos a financiar otros programas de salud pública. También podrán ser financiados con dichos recursos, en el marco de lo dispuesto por el artículo 337 de la Constitución Política y los tratados e instrumentos internacionales vigentes, los valores que se determinen en cabeza del Estado colombiano por las atenciones iniciales de urgencia que sean prestadas a los nacionales colombianos en el territorio extranjero de zonas de frontera con Colombia, al igual que las atenciones iniciales de urgencia prestadas en el territorio colombiano a los nacionales de los países fronterizos, de conformidad con la reglamentación que para el efecto expida el Gobierno nacional. Los excedentes de los recursos de que trata el artículo 2.6.1.4.1.1 del Decreto 780 de 2016, con corte a 31 de diciembre de 2023, serán incorporados en el presupuesto de la Administradora de los Recursos del Sistema General de Seguridad Social en Salud (ADRES), y se destinarán a la financiación del aseguramiento en salud. ARTIcULO 460. Las entidades responsables de la reparación integral a la población víctima del conflicto armado del orden nacional darán prioridad en la ejecución de sus respectivos presupuestos, a la atención de dicha población y, en especial, a la población en situación de desplazamiento forzado y a la población étnica víctima de desplazamiento, beneficiarios de sentencias de restitución de tierras, en cumplimiento de la Ley 1448 de 2011, la Ley 2078 de 2021 ya lo ordenado por la Corte Constitucional en la Sentencia T-025 de 2004 y sus Autos de Seguimiento.

Estas entidades deberán atender prioritariamente, todas las solicitudes de Ayuda Humanitaria de Emergencia y Transición constituyendo estas un título de gasto prevalente sobre las demás obligaciones de la entidad y para garantizar sostenibilidad a los procesos de restitución de tierras. ARTIcULO 470. Durante la vigencia de 2024, con el fin de verificar los avances en la implementación de la Ley 1448 de 2011 y los Decretos ley étnicos 4633, 4634 Y 4635 de 2011 modificados por la Ley 2078 de 2021, las entidades encargadas de ejecutar la política de víctimas, especificarán en el Sistema Integrado de Información Financiera (SIIF) Nación, en el Sistema Unificado de Inversiones y Finanzas Públicas (SUIFP), y en los demás aplicativos que para este propósito determinen el Ministerio de Hacienda y Crédito Público y el Departamento Nacional de Planeación, los rubros que dentro de su presupuesto destinan a este fin y remitirán a la Unidad para la Atención y Reparación Integral a las Víctimas los listados de la población beneficiada de las medidas de atención, asistencia y reparación integral previstas para la población víctima del con’flicto armado. ARTIcULO 480. Bajo la coordinación de la Unidad para la Atención y Reparación Integral a las Víctimas y el Departamento Nacional de Planeación, los órganos que integran el Presupuesto General de la Nación encargados de las iniciativas en el marco de la política pública de asistencia, atención y reparación integral a la población víctima, adelantarán la focalización y municipalización indicativa del gasto de inversión destinado a dicha población, en concordancia con la Ley 1448 de 2011, prorrogada por la Ley 2078 de 2021 y la reglamentación vigente. La focalización y territorialización indicativas procurarán la garantía del goce efectivo de los derechos de las víctimas y tendrán en cuenta las características heterogéneas y las capacidades institucionales de las entidades territoriales. ARTíCULO 490. Los recursos del Fondo para la Rehabilitación, Inversión y Lucha contra el Crimen Organizado (Frisco), en la presente vigencia fiscal serán transferidos a la Nación por la Sociedad de Activos Especiales (SAE) S.A.S., a la Dirección General de Crédito Público y Tesoro Nacional del Ministerio de Hacienda y Crédito Público, de acuerdo con lo establecido en los Documentos Con pes 3412 de 2006,3476 de 2007 y 3575 de 2009. ARTIcULO 500. Sin perjuicio de la responsabilidad fiscal y disciplinaria a que haya lugar, cuando en vigencias anteriores no se haya realizado el pago de obligaciones adquiridas con las formalidades previstas en el Estatuto Orgánico del Presupuesto y demás normas que regulan la materia, y sobre los mismos no se haya constituido la reserva presupuestal o la cuenta por pagar correspondiente, se podrá hacer el pago bajo el concepto de “Pago de Pasivos Exigibles—Vigencias Expiradas”. También procederá la operación prevista en el inciso anterior, cuando el pago no se hubiere realizado pese a haberse constituido oportunamente la reserva presupuestal o la cuenta por pagar en los términos del artículo 89 del Estatuto Orgánico del Presupuesto. El mecanismo previsto en el primer inciso de este artículo también procederá cuando se trate del cumplimiento de una obligación originada en la ley, exigible en vigencias anteriores, aun sin que medie certificado de disponibilidad presupuestal ni registro presupuestal.

Cuando se cumpla alguna de las anteriores condiciones, se podrá atender el gasto de “Pago Pasivos Exigibles—Vigencias Expiradas”, a través del rubro presupuestal correspondiente de acuerdo con el detalle del anexo del decreto de liquidación. Al momento de hacerse el registro presupuestal deberá dejarse consignada la expresión “Pago Pasivos Exigibles—Vigencias Expiradas”. Copia del acto administrativo que ordena su pago deberá ser remitido a la Contraloría General de la República. En todo caso, el jefe del órgano respectivo certificará previamente el cumplimiento de los requisitos señalados en este artículo. Lo preceptuado en el presente artículo no aplica cuando se configuren como hechos cumplidos. PARÁGRAFO. Este artículo también aplicará para las Empresas Industriales y Comerciales del Estado y las Sociedades de Economía Mixta asimiladas a estas, donde la Nación tenga una participación del 90 por ciento o más. ARTIcULO 510. Las asignaciones presupuestales del Fondo Único de Tecnologías de la Información y las Comunicaciones, incluye los recursos necesarios para cubrir los gastos de funcionamiento en que incurra el Operador Postal Oficial por la Prestación del servicio postal universal y la franquicia postal, el Proveedor de Redes y Servicios de telecomunicaciones por la prestación de los servicios de franquicia telegráfica. En el caso de las franquicias postal y telegráfica, el pago se realizará en relación con los servicios que se presten a los órganos beneficiarios que hacen parte del Presupuesto General de la Nación. El Fondo Único de TIC efectuará la transferencia de recursos al Operador Postal por la prestación de los servicios de la franquicia postal y/o el proveedor de redes y servicios de telecomunicaciones que efectivamente haya prestado el servicio de telegrafía. El receptor de la transferencia expedirá el respectivo paz y salvo a la entidad beneficiaria de los servicios correspondientes a las franquicias postal y/o telegráfica tan pronto como reciba los recursos. Los recursos a que se refiere el numeral 8 del artículo 35 de la Ley 1341 de 2009, modificado por el artículo 22 de la Ley 1978 de 2019, para financiar gastos de funcionamiento del Ministerio de las Tecnologías de la Información y las Comunicaciones, serán transferidos por el Fondo Único de Tecnologías de la Información y las Comunicaciones a la Dirección General de Crédito Público y Tesoro Nacional. PARÁGRAFO 10. El Fondo Único de TIC podrá pagar con cargo a las apropiaciones de la vigencia fiscal de 2024, las obligaciones causadas en el último trimestre de la vigencia 2023 por concepto de servicio postal universal, y franquicias postal y/o telegráfica de que trata el presente artículo. PARÁGRAFO 20. El Fondo Único de TIC podrá destinar los dineros recibidos por la contraprestación de que trata el artículo 14 de la Ley 1369 de 2009, para financiar el servicio postal universal y los gastos de vigilancia y control de los operadores postales. ARTIcULO 520. El respaldo presupuestal a cargo de la Nación frente a los títulos que emita Col pensiones para amparar el 20% correspondiente a la Nación del subsidio, o incentivo periódico de los BEPS en el caso de indemnización sustitutiva o devolución de aportes de que trata la Ley 1328 de 2009, considerarán las disponibilidades fiscales de la Nación que sean definidas por el Contis. Dichos títulos se podrán programar en el Presupuesto General de la Nación hasta por el monto definido en el Marco de Gasto de Mediano Plazo del sector en la vigencia fiscal en la cual se deba realizar su pago, es decir, a los tres años de la emisión del título. ARTIcULO 530. Las entidades que hacen parte del Presupuesto General de la Nación que celebren contratos y convenios interadministrativos con entidades del orden territorial, y en donde se ejecuten recursos de partidas que correspondan a inversión regional, exigirán que para la ejecución de dichos proyectos, la entidad territorial publique previamente el proceso de selección que adelante en el Sistema Electrónico para la Contratación Pública (SECOP), y solo se podrán contratar con Pliegos Tipo establecidos por el Gobierno nacional. ARTIcULO 540. Los pagos por menores tarifas del sector eléctrico y de gas que se causen durante la vigencia de la presente ley, podrán ser girados por el Ministerio de Minas y Energía, con base en la proyección de costos realizada con la información aportada por los prestadores del servicio, o a falta de ella, con base en la información disponible. Los saldos que a 31 de diciembre de 2024 se generen por este concepto se atenderán con cargo a las apropiaciones de la vigencia fiscal siguiente. El Ministerio de Minas y Energía podrá con cargo a los recursos disponibles apropiados para el efecto, pagar los saldos que por este concepto se hubieren causado en vigencias anteriores. ARTIcULO 550. La Nación, a través de la Oficina de Bonos Pensionales del Ministerio de Hacienda y Crédito Público y la Administradora Colombiana de Pensiones—Colpensiones, en virtud del artículo 2.2.16.7.25 del Decreto 1833 de 2016, podrán compensar deudas recíprocas por concepto de Bonos Pensiona les Tipo A, pagados por la Nación por cuenta de Col pensiones, y obligaciones exigibles a cargo de la Nación, a favor de Colpensiones, por concepto de Bonos pensionales Tipo B y T, sin afectación presupuestal. Para tal efecto, será suficiente que las entidades, lleven a cabo los registros contables a que haya lugar. En el evento, en el que una vez efectuada la compensación, subsistan obligaciones a cargo de la Nación y/o Col pensiones, corresponderá a la entidad deudora, estimar e incluir en el presupuesto de cada vigencia fiscal, la apropiación presupuestal con los recursos necesarios, con el fin de efectuar los pagos de las obligaciones a su cargo. ARTíCULO 560. Las entidades responsables del Sistema Penitenciario y Carcelario del país del orden nacional, darán prioridad en la ejecución con sus respectivos presupuestos, a la atención integral de la población penitenciaria y carcelaria, en cumplimiento de las Sentencias T-388 de 2013 y T-762 de 2015 de la Corte Constitucional. ARTíCULO 570. Con el ánimo de garantizar el derecho al pago oportuno de las mesadas pensionales, Colpensiones podrá recurrir a los recursos de liquidez propios con el propósito de atender el pago de las obligaciones establecidas en los artículos 137 y 138 de la Ley 100 de 1993. Estos recursos serán devueltos por la Nación a Col pensiones, bajo los términos y condiciones acordados por las partes.

ARTIcULO 580. ACCiÓN DE REPETICiÓN. Las entidades públicas obligadas a ejercer la acción de repetición contenida en el artículo 40 de la Ley 678 de 2001, semestralmente reportarán para lo de su competencia a la Contraloría General de la República ya la Procuraduría General de la Nación, acerca de cada uno de los fallos judiciales pagados con dineros públicos durante el período respectivo, anexando la correspondiente certificación del Comité de Conciliación, donde conste el fundamento de la decisión de iniciar o no, las respectivas acciones de repetición. Así mismo, dentro de los dos (2) meses siguientes a la decisión del Comité de Conciliación, se remitirán a los organismos de control mencionados en el acápite anterior, las constancias de radicación de las respectivas acciones ante el funcionario judicial competente. PARÁGRAFO. Lo dispuesto en el presente artículo tendrá efecto para todos los fallos que se hayan pagado a la entrada en vigencia de la presente ley y que aún no hayan sido objeto de acción de repetición. ARTIcULO 590. Con el propósito de evitar una doble presupuestación, la Superintendencia de Notariado y Registro girará directamente los recaudos de la Ley 55 de 1985 por concepto de los ingresos provenientes de los derechos por registro de instrumentos públicos y otorgamiento de escrituras en los porcentajes que establece la normativa vigente a la Rama Judicial, la Fiscalía, USPEC, Ministerio de Justicia y del Derecho y el ICBF, con cargo a los valores presupuestados en cada una de ellas, con esta fuente. La Superintendencia hará los ajustes contables a que haya lugar. ARTIcULO 600. El Ministerio de Minas y Energía reconocerá las obligaciones por consumo de energra hasta por el monto de las apropiaciones de la vigencia fiscal, financiadas con los recursos del Fondo de Energía Social (FOES). Por tanto, los prestadores del servicio público de energía, no podrán constituir pasivos a cargo de la Nación que correspondan a la diferencia resultante entre el porcentaje señalado por el artículo 190 de la Ley 1753 de 2015 y lo efectivamente reconocido. ARTIcULO 610. Los gastos en que incurra el Ministerio de Educación Nacional para la realización de las actividades de control, seguimiento y cobro de valores adeudados, para adelantar el proceso de verificación y recaudo de la contribución parafiscal prevista en la Ley 1697 de 2013, se realizarán con cargo a los recursos depositados en el Fondo Nacional de Universidades Estatales de Colombia, para lo cual se harán los correspondientes registros presupuestales. ARTIcULO 620. La Nación podrá emitir bonos en condiciones de mercado u otros títulos de deuda pública para pagar las obligaciones financieras a su cargo causadas o acumuladas, para sanear los pasivos correspondientes a las cesantías de las universidades estatales a que se refiere el artículo 88 de la Ley 30 de 1992, del personal administrativo y docente no acogidos al nuevo régimen salarial. Igualmente, podrá emitir bonos pensionales de que trata la Ley 100 de 1993, en particular para las universidades estatales. Así mismo, durante la presente vigencia fiscal la Nación podrá reconocer y pagar, bien sea con cargo al servicio de deuda del Presupuesto General de la Nación o con bonos u otros títulos de deuda pública las obligaciones a cargo del Fondo de Estabilización de Precios de los Combustibles (FEPC) y los bonos pensionales a su cargo de que trata la Ley 100 de 1993 y su Decreto 1833 de 2016, compilatorio de las normas del Sistema General de Pensiones. Cuando se emitan TES clase B para atender el pago de los bonos pensionales a cargo de la Nación que se hayan negociado de acuerdo con el artículo 12 del Decreto 1299 de 1994 en el mercado secundario, podrán ser administrados por la Dirección General de Crédito Público y Tesoro Nacional en una cuenta independiente, con el objetivo de suministrar la respectiva liquidez. El Ministerio de Hacienda y Crédito Público, mediante acto administrativo establecerá los parámetros aplicables a las operaciones de las que trata este inciso. La Nación podrá reconocer como deuda pública las obligaciones a cargo de la Agencia Nacional de Infraestructura y del Instituto Nacional de Vías, surgidas de los contratos de concesión por concepto de sentencias y conciliaciones hasta por quinientos mil millones de pesos ($500.000.000.000); en estos casos serán reconocidas mediante la emisión de bonos u otros títulos de deuda pública en condiciones de mercado, para lo cual deberá surtirse el procedimiento previsto en el artículo 29 de la Ley 344 de 1996 y sus normas reglamentarias, en lo pertinente. La responsabilidad por el pago de las obligaciones a que hace referencia el inciso anterior es de la Agencia Nacional de Infraestructura y del Instituto Nacional de Vías, según corresponda. PARÁGRAFO. La emisión de los bonos o títulos de que trata el presente artículo no implica operación presupuestal y solo debe presupuestarse para efectos de su redención y pago de intereses. El mismo procedimiento se aplicará a los bonos que se expidan en cumplimiento del artículo 29 de la Ley 344 de 1996. La Agencia Nacional de Infraestructura y el Instituto Nacional de Vías al hacer uso de este mecanismo solo procederán con los registros contables que sean del caso para extinguir dichas obligaciones en virtud de los acuerdos de pago que suscriban con el Ministerio de Hacienda y Crédito Público. ARTicULO 630. Las partidas del Presupuesto General de la Nación con destino al Fondo de Protección de Justicia de que trata el Decreto 200 de 2003 y las normas que lo modifiquen o adicionen, quedan incorporadas en la Rama Judicial Consejo Superior de la Judicatura, Fiscalía General de la Nación, Procuraduría General de la Nación y Ministerio del Interior. ARTicULO 640. DEL FUNCIONAMIENTO Y DESARROLLO DEL FONDO PARA LA DEFENSA DE LOS DERECHOS E INTERESES COLECTIVOS. Con base en lo dispuesto en la Ley 472 de 1998, la Defensoría del Pueblo financiará el funcionamiento del Fondo con el producto de los rendimientos financieros del capital de dicho Fondo. ARTicULO 650. ADMINISTRACiÓN Y FUNCIONAMIENTO DEL SISTEMA NACIONAL DE DEFENSORíA PÚBLICA. Con base en la transferencia realizada para el desarrollo del Sistema Nacional de Defensoría Pública, serán imputables a la misma los gastos de funcionamiento que garanticen el debido desarrollo de los postulados previstos en la Ley 941 de 2005, con base en el principio de programación integral previsto en el artículo 17 del Estatuto Orgánico del Presupuesto. ARTIcULO 660. Cuando existan rendimientos financieros generados por el Fondo de Devolución de Armas, dichos recursos serán incorporados en la Sección Presupuestal 1501 Ministerio de Defensa Nacional, como fuente de ingreso Fondos Especiales (Fondos Internos), los cuales serán utilizados de acuerdo con lo establecido en el Estatuto Orgánico del Presupuesto. ARTIcULO 670. Las operaciones de cobertura previstas en los artículos 129 de la Ley 2010 de 2019—Fondo de Estabilización del Ingreso Fiscal- y 33 de la Ley 1955 de 2019 -Fondo de Estabilización de Precios de los Combustibles- se podrán estructurar, contratar y ejecutar en forma conjunta, como parte de un programa integral de mitigación de los riesgos fiscales derivados de las fluctuaciones de los precios del petróleo, los combustibles líquidos y la tasa de cambio del peso colombiano por el dólar estadounidense. Los costos generados por la ejecución de dichas operaciones se podrán asumir con cargo al servicio de la deuda pública del Presupuesto General de la Nación cuando los recursos disponibles en dichos fondos sean insuficientes. Las operaciones de cobertura de que trata el presente artículo se podrán administrar por la Dirección General de Crédito Público y Tesoro Nacional a través de cuentas independientes mientras son incorporadas a los fondos respectivos. En caso de percibirse recursos en virtud de las operaciones de cobertura, estos podrán ser incorporados en los estados financieros del Fondo de Estabilización del Ingreso Fiscal (FEIF) para posterior utilización de los mismos. ARTIcULO 680. VERIFICACiÓN DEL REGISTRO DE PROYECTOS FINANCIADOS O COFINANCIADOS. Para la correspondiente asignación de recursos de la Nación que cofinancian proyectos en cualquier nivel de gobierno, los órganos que son una sección dentro del Presupuesto General de la Nación deberán verificar que los proyectos cofinanciados estén registrados en el Banco Nacional de Programas y Proyectos administrado por el Departamento Nacional de Planeación. Lo dispuesto en el inciso anterior también aplica en los eventos en que la financiación o cofinanciación la realicen los órganos del Presupuesto General de la Nación a través de fiducias, encargos fiduciarios y/o patrimonios autónomos. ARTIcULO 690. ADQUISICiÓN DE DIVISAS PARA LA EJECUCiÓN PRESUPUESTAl DEL SERVICIO DE DEUDA EXTERNA. A fin de fijar el valor definitivo de las apropiaciones necesarias para atender el servicio de la deuda externa frente a posibles variaciones en las tasas de cambio, se autoriza a la Dirección General de Crédito Público y Tesoro Nacional del Ministerio de Hacienda y Crédito Público, para que con la orden de afectación presupuestal pueda adquirir las divisas necesarias que permitan la ejecución presupuestal correspondiente al servicio de deuda externa del Presupuesto General de la Nación, registrando las obligaciones presupuestales a la tasa de cambio vigente a la fecha de la afectación presupuestal. Para atender los pagos requeridos del servicio de deuda externa, la Dirección General de Crédito Público y Tesoro Nacional podrá conformar los portafolios en divisas que requiera con los recursos derivados de la afectación presupuestal correspondiente. ARTicULO 700. ASISTENCIA Y REPRESENTACiÓN JUDICIAL DE ENTIDADES PÚBLICAS. Dentro del marco de colaboración armónica que debe orientar las actuaciones administrativas de las distintas autoridades y entidades del Estado, y con el fin de reducir costos de desplazamientos y gastos judiciales, se tendrán en cuenta las siguientes consideraciones:

a) Cuando varias entidades de la administración pública tanto del orden nacional como territorial, actúen como demandantes o demandadas dentro de un proceso judicial, podrán de común acuerdo con los apoderados judiciales que uno de ellos tome la representación judicial de las restantes para la comparecencia de las audiencias que dentro del respectivo proceso hayan sido convocadas o por ley deban asistir. Para tal efecto la entidad encomendada a asumir la representación judicial para la audiencia correspondiente, estará en capacidad y queda facultada para disponer uno de sus apoderados o funcionarios que reciba los poderes que se requieran. b) En materia de cobro de costas judiciales en que varias entidades de la Rama Ejecutiva, entre ellas el Ministerio de Hacienda y Crédito Público, sean beneficiarias de los mismos, el recaudo de la totalidad de ellas estará a cargo de Ministerio de Hacienda y Crédito Público quien queda facultado para iniciar los cobros judiciales o extrajudiciales respectivos. Cuando las costas incluyan agencias en derecho las mismas se entenderán a favor de la entidad pública y no del apoderado que las representa. Sin perjuicio de lo dispuesto en el literal a) del presente artículo, las entidades podrán a través de la modalidad de teletrabajo, representar y vigilar los procesos en las diferentes zonas del país. ARTICULO 710. INCORPORACiÓN DE RECURSOS ENTIDADES TERRITORIALES Al FONDO DE LA REGISTRADURIA PARA El EJERCICIO DE lOS MECANISMOS DE PARTICIPACiÓN CIUDADANA. Para la vigencia del 2024 el Fondo Rotatorio de la Registraduría Nacional del Estado Civil, a través de convenios, podrá recibir los recursos que aporten las entidades territoriales para la financiación de mecanismos de participación ciudadana, en virtud de los principios de colaboración armónica y autonomía territorial, en coordinación con la Registraduría Nacional del Estado Civil. Con dichos recursos, se atenderán los gastos correspondientes a la financiación de mecanismos de participación ciudadana solicitados por las entidades territoriales, previo recaudo de los aportes de la entidad territorial solicitante, yen el monto que se reciba por parte de la entidad territorial solicitante. ARTíCULO 720. OBLIGACiÓN DE REPORTE—BONOS TEMÁTICOS SOBERANOS. Sin perjuicio de las obligaciones de reporte ya existentes, las entidades ejecutoras del Presupuesto General de la Nación (PGN) que tengan transferencias o proyectos seleccionados para hacer parte de los portafolios de bonos temáticos de acuerdo a los marcos de referencia a los que se refiere el artículo 40 de la Ley 2073 de 2020, deberán proveer al Ministerio de Hacienda y Crédito Público y el Departamento Nacional de Planeación, cada 6 meses una vez emitido el bono temático la información necesaria para realizar los reportes a los inversionistas, tales como indicadores de impacto, desempeño y controversias ambientales, sociales o de gobernanza que se presenten en estos gastos o proyectos. ARTICULO 730. En las Empresas Industriales y Comerciales del Estado y Sociedades de Economía Mixta con el régimen de aquellas y en las Empresas de Servicios públicos y sus subordinadas, en las cuales la participación de la Nación directamente o a través de sus entidades descentralizadas sea igualo superior al noventa por ciento y que desarrollen sus actividades bajo condiciones de competencia, la aprobación y modificación de su presupuesto, de las viabilidades presupuestales y de las vigencias futuras, corresponderá a las juntas directivas de las respectivas empresas y sociedades, sin requerirse concepto previo de ningún órgano o entidad gubernamental. PARÁGRAFO. Estas empresas y sociedades seguirán reportando su información presupuestal a la Dirección General del Presupuesto Público Nacional y a la Dirección de Programación de Inversiones Públicas, de acuerdo con lo establecido en el artículo 93 del Estatuto Orgánico del Presupuesto. ARTíCULO 740. PAGO DE OBLIGACIONES DEL FONDO DE ESTABILIZACiÓN DE PRECIOS DE lOS COMBUSTIBLES (FEPC). Para atender las obligaciones a cargo del Fondo de Estabilización de Precios de los Combustibles (FEPC), incluidas las causadas en vigencias anteriores, el Ministerio de Hacienda y Crédito Público realizará directamente las correspondientes transferencias o compensaciones. Para realizar las correspondientes transferencias o compensaciones el Ministerio de Hacienda y Crédito Público podrá: (i) utilizar las apropiaciones presupuestales de funcionamiento o de servicio de la deuda disponibles no comprometidas; (ii) utilizar los recursos que se encuentren como saldos de caja del FEPC, y (iii) compensar total o parcialmente, con cargo a los dividendos decretados por Ecopetrol S.A a favor de la Nación, las obligaciones liquidadas del FEPC con el Grupo Ecopetrol, sin que ello implique un movimiento de efectivo para las partes ni operación presupuestal alguna. Esta última operación deberá ser presentada ante el Consejo Nacional de Política Económica y Social (Con pes) para su recomendación, en el marco del artículo 97 del Decreto 111 de 1996—Estatuto Orgánico de Presupuesto. ARTicULO 750. ENTES AUTÓNOMOS UNIVERSITARIOS ESTATALES -UNIVERSIDADES PÚBLICAS. En cumplimiento de la sentencia C-346 de 2021 proferida por la Corte Constitucional, las apropiaciones presupuestales se asignan en la sección presupuestal 2257 denominada “Entes autónomos universitarios estatales—Universidades Públicas”, en la cual se incorporan los montos totales de gastos de funcionamiento e inversión que la Nación transfiere a cada uno de estos entes autónomos. El gasto de funcionamiento e inversión de cada universidad está contenido en el anexo que forma parte de la presente ley. En el caso de los recursos de inversión de que trata el artículo 86 de la Ley 30 de 1992, cada ente autónomo universidad pública deberá tener registrado un proyecto de inversión en el Banco de Proyectos de Inversión Nacional (BPIN). PARÁGRAFO 10. En el anexo del decreto de liquidación del Presupuesto General de la Nación dentro de la sección presupuestal “Entes autónomos universitarios estatales—Universidades Públicas”, cada Universidad se identificará como una unidad ejecutora solo para lo relacionado con la gestión presupuestal del giro de dichos recursos y realizará el registro de la ejecución presupuestal de los montos señalados en el Sistema Integrado de Información Financiera (SIIF) Nación, solamente para la transferencia de estos recursos a sus tesorerías, para lo cual se garantizará el PAC sin necesidad de solicitud, atendiendo la respectiva autonomía presupuestal sin que por ello sean considerados como establecimientos públicos. Las transferencias diferentes a las establecidas en la sección presupuestal 2257 o los pagos que requieran ser efectuados por entidades del Presupuesto General de la Nación a los entes autónomos universitarios estatales—Universidades

Públicas, se girarán como si las mismas fueran un tercero no usuario del Sistema Integrado de Información Financiera (SIIF). PARÁGRAFO 20. Para efectos de la programación del Presupuesto General de la Nación de 2025, los entes autónomos universitarios estatales—Universidades Públicas no requerirán anteproyecto de presupuesto, en virtud de su autonomía presupuestal. Lo previsto en este artículo solo aplicará en lo relacionado con la gestión presupuestal del gasto para el giro de los recursos, sin perjuicio de la autonomía universitaria para planear, programar, apropiar, ejecutar y modificar sus presupuestos. ARTIcULO 760. Para efectos de la distribución de los criterios que utilicen datos censales del Sistema General de Participaciones para las once doceavas de la vigencia de aplicación de la presente ley, se garantizará a todos los beneficiarios como mínimo el 50% de lo asignado por concepto de las once doceavas de la vigencia anterior. PARÁGRAFO. El criterio de eficiencia de las Participaciones para Propósito General, Agua Potable y Saneamiento Básico, el Subcomponente de Salud Pública de la Participación para Salud y la Asignación Especial para Programas de Alimentación Escolar, así como, la distribución de la Participación para Educación, el Subcomponente de Subsidio a la Oferta de la Participación para Salud y la Asignación Especial del 2.9% al Fondo Nacional de Pensiones de las Entidades Territoriales (Fonpet) del Sistema General de Participaciones, se exceptúan de la medida contemplada en el presente artículo. ARTIcULO 770. En los presupuestos del Ministerio de Hacienda y Crédito Público y del Departamento Nacional de Planeación se incluirá una apropiación con el objeto de atender los gastos para la prevención y atención de desastres, Atención, Asistencia y Reparación Integral a las Víctimas del Conflicto Armado Interno, así como para financiar programas y proyectos de inversión que se encuentren debidamente registrados en el Banco Nacional de Programas y Proyectos, de conformidad con el artículo 68 del Estatuto Orgánico del Presupuesto, sin cambiar su destinación y cuantía, en los términos de la Sentencia C-006 de 2012 de la Corte Constitucional. PARÁGRAFO. Se podrán efectuar distribuciones dentro del proceso de ejecución presupuestal para la financiación de proyectos que se encuentren registrados en el Banco Nacional de Programas y Proyectos, sin cambiar su destinación y cuantía, con el fin de promover el cumplimiento del Plan Nacional de Desarrollo 2022-2026, el desarrollo territorial y el fortalecimiento de los programas sociales. ARTIcULO 780. Los certificados de libertad y tradición por no corresponder a derechos de registro de instrumentos públicos, serán excluidos para dar cumplimiento a lo establecido en los artículos 13 y 13A de la Ley 55 de 1985. ARTIcULO 790. Con cargo a los recursos del Sistema General de Participaciones del sector educación de la vigencia 2024, se podrán financiar las obligaciones laborales causadas y pendientes de pago de la vigencia 2023 que correspondan a contribuciones de nómina, aportes patronales y del afiliado con destino al Fomag y parafiscales.

ARTíCULO 800. En el evento en que la Nación tenga pendiente el giro de recursos de vigencias anteriores a una entidad territorial con cargo al Sistema General de Participaciones, por efecto de las medidas adoptadas en aplicación del Decreto 028 de 2008 o por falta del registro oportuno de la Cuenta Maestra, la entidad del orden nacional ordenadora de gasto notificará a la Dirección General de Crédito Público y del Tesoro Nacional dicha situación y su cuantía, y se ejecutará presupuestalmente, manteniendo los recursos en una cuenta separada y administrada por la mencionada Dirección, que no implica reconocimiento diferente al monto no girado. Una vez se supere la situación que dio lugar al recurso pendiente de giro, la entidad de orden nacional ordenadora del gasto informará a la Dirección General de Crédito Público y Tesoro Nacional para que se proceda con el giro, sin que para dicho evento proceda operación presupuestal alguna. ARTicULO 810. Las entidades que son sección presupuestal, que hayan cambiado su código de identificación presupuestal por disposición legal, ejecutarán las reservas presupuestales y pagarán las cuentas por pagar que se constituyan al cierre de la vigencia fiscal de 2023 con cargo al rubro que les dio origen en la codificación de la vigencia fiscal 2023. El mismo procedimiento aplicará para la ejecución de las reservas presupuestales y el pago de las cuentas por pagar que se constituyan al cierre de la vigencia fiscal 2023 en cabeza de la unidad ejecutora 280102 Registraduría Nacional del Estado Civil -Consejo Nacional Electoral. ARTicULO 820. Durante la vigencia 2024, el Ministerio de Minas y Energía, destinará recursos para promover y cofinanciar proyectos dirigidos a la prestación del servicio público de gas combustible a través del desarrollo de infraestructura del Gas Licuado de Petróleo—GPL por red a nivel Nacional y masificar su uso en el sector rural y en los estratos bajos urbanos, con cargo a los recursos dispuestos en la presente vigencia para el proyecto de distribución de recursos al consumo en cilindros y proyectos de infraestructura de GLP. ARTíCULO 830. Con el fin de dar cierre al proceso de Nivelación Salarial para los empleados de planta no vinculados a las Unidades de Trabajo Legislativo del H. Congreso de la República, aprópiense a través del Ministerio de Hacienda y Crédito Público seis mil millones de pesos ($6.000.000.000), los cuales se adicionarán en gastos de funcionamiento de las respectivas Corporaciones, y se dividirán entre la Cámara de Representantes y el Senado de la República. ARTicULO 840. Atendiendo a la especial condición insular del Departamento Archipiélago de San Andrés, Providencia y Santa Catalina, y a los objetivos de preservación de la reserva de biosfera Sea Flower, en el actual presupuesto se asignarán recursos para el Ministerio de Vivienda, Ciudad y Territorio con el objeto de atender los costos que no sean recuperables vía tarifa o subsidios, de la puesta en marcha, operación y mantenimiento del sistema de extracción, adecuación y tratamiento de residuos sólidos para el departamento. Los prestadores del sistema deberán reportar al Ministerio de Vivienda, Ciudad y Territorio los costos de dichas actividades que no puedan ser recuperados, con el fin de que les sean girados mensualmente para garantizar la continua operación del sistema. Con el fin de efectuar dicho giro, el citado Ministerio deberá solicitar la información que considere necesaria a las autoridades competentes para asegurar que los costos asumidos correspondan a aquellos que no puedan ser cubiertos vía tarifa o subsidios.

El Ministerio de Vivienda, Ciudad y Territorio podrá con cargo a los recursos disponibles apropiados para el efecto, pagar los saldos que por este concepto se hubieren causado en la vigencia 2023 para la planta de manejo de residuos sólidos de San Andrés. ARTIcULO 850. Las entidades responsables del cumplimiento de lo ordenado en la Sentencia T-302 de 2017, que declara “la existencia de un estado de cosas inconstitucional en relación con el goce efectivo de los derechos fundamentales a la alimentación, a la salud, al agua potable y a la participación de los niños y niñas del pueblo Wayúu”, darán prioridad en la ejecución de sus respectivos presupuestos para que las obligaciones emanadas, beneficien a la población objetivo. Estas entidades deberán atender prioritariamente, todas las solicitudes de ayuda y transición constituyendo estas, en el título de gasto prevalente sobre las demás obligaciones de la entidad. ARTíCULO 860. El Gobierno nacional a través del Ministerio de Hacienda y Crédito Público, complementará recursos al Fondo para el Desarrollo Integral del Distrito Especial de Buenaventura, para la implementación del Plan Especial para el Desarrollo Integral del Distrito de Buenaventura, de conformidad con lo establecido por la Ley 1872 de 2017. Durante la vigencia de la presente ley, la financiación de los proyectos de inversión será definida de conformidad con los avances en la formulación y viabilización de los proyectos. ARTIcULO 870. Principios de economía, eficiencia y eficacia en la actuación de la Unidad Administrativa Especial flirección de Impuestos y Aduanas Nacionales—UAE DIAN. Para optimizar los recursos de la Unidad Administrativa Especial Dirección de Impuestos y Aduanas Nacionales -UAE DIAN en aquellas actividades que permitan realizar inteligencia tributaria, obtener un mayor recaudo y/o combatir conductas ligadas al incumplimiento de las obligaciones tributarias, aduaneras y cambiarias, el Director General definirá, en coordinación con el Ministro de Hacienda y Crédito Público, la política para iniciar procesos y actuaciones administrativas a cargo de la entidad, así como para ejercer el deber de denuncia y el medio de control de reparación directa, para lo cual el Director de la DIAN expedirá la resolución. Las áreas competentes decidirán de manera motivada de acuerdo con la resolución expedida. ARTICULO 880. La Financiera de Desarrollo Territorial S A.—FINDETER estructurará previa verificación de la Superintendencia Financiera de Colombia el cumplimiento de los requisitos para la administración y gestión de los sistemas integrales de riesgos, otorgar crédito directo, con o sin tasa compensada, a las empresas de distribución y comercialización de energía eléctrica de naturaleza oficial, mixta y/o privada, que hayan aplicado a la opción tarifaria regulatoria establecida por la Comisión de Regulación de Energía y Gas-CREG. FINDETER establecerá las condiciones a través de las cuales otorgará los créditos hasta por un monto equivalente al saldo acumulado pendiente de cobro de la opción tarifaria de cada empresa de distribución y comercialización a la fecha de expedición de la presente ley; sujeto a la disponibilidad de recursos.

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PARÁGRAFO. FINDETER podrá evaluar y aceptar como garantía de las empresas de distribución y comercialización para el otorgamiento de los créditos a los que se refiere el presente artículo, las siguientes: (i) la cesión de los derechos económicos del saldo acumulado pendiente de cobro de la opción tarifaria debidamente certificado por la Superintendencia de Servicios Públicos Domiciliarios; (ii) la cesión de los derechos económicos asociados al pago de hasta el noventa por ciento (90%) de los subsidios futuros que razonablemente se vayan a causar por la prestación del servicio calculados con base en la facturación mensual promedio de los últimos dos (2) años debidamente certificado por la Superintendencia de Servicios Públicos Domiciliarios; (iii) la cesión de la porción no subsidiada de las cuentas por cobrar o facturas debidas por los usuarios de cualquier estrato, certificada por representante legal y contador y/o revisor fiscal o quien haga sus veces; (iv) los subsidios causados pendientes de gire certificados por la entidad competente; (v) cualquier otro tipo de garantía suficiente para la entidad financiera de conformidad con la normatividad vigente.

ARTÍCULO 89o. La presente ley rige a partir de la fecha de su publicación y surte efectos fiscales a partir del 1 de enero de 2024.

EL PRESIDENTE DEL HONORABLE SENADO DE LA REPÚBLICA

IVÁN LEONIDAS NAME VÁSQUEZ

EL SECRETARIO GENERAL DEL HONORABLE SENADO DE LA REPÚBLICA

GREGORIO ELJACH PACHECO

EL PRESIDENTE DE LA HONORABLE CÁMARA DE REPRESENTANTES

ANDRÉS DAVID CALLE AGUAS

GENERAL DE LA HONORABLE CÁMARA DE EPRES!TANTES JAIME LUIS IlACOUTlIRE PEÑALOZA

LEY No. 2342 15 DIC 2023

"POR LA CUAL SE DECRETA EL PRESUPUESTO DE RENTAS Y RECURSOS DE CAPITAL Y LEY DE APROPIACIONES PARA LA VIGENCIA FISCAL DEL 1º. DE ENERO AL 31 DE DICIEMBRE DE 2024"

REPÚBLICA DE COLOMBIA – GOBIERNO NACIONAL

PUBLÍQUESE Y CÚMPLASE

Dada, a los 15 DIC 2023

EL MINISTRO DE HACIENDA Y CRÉDITO PÚBLICO,

RICARDO BONILLA GONZÁLEZ